FEDERATED INTERNATIONAL CAPITAL APPRECIATION FUND,
A PORTFOLIO OF FEDERATED WORLD INVESTMENT SERIES, INC.


PROXY STATEMENT - PLEASE VOTE!

TIME IS OF THE ESSENCE . . . VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! ACT NOW TO HELP AVOID ADDITIONAL EXPENSE.

Federated International Capital Appreciation Fund, ("International Capital Appreciation Fund) a portfolio of Federated World Investment Series, Inc., will hold a special meeting of shareholders on January 11, 2008. IT IS IMPORTANT FOR YOU TO VOTE. We recommend that you read the Prospectus/Proxy Statement in its entirety.

WHY AM I BEING ASKED TO VOTE?
Mutual funds are required to obtain shareholders' votes for certain types of changes, like the one included in this Prospectus/Proxy Statement. You have a right to vote on these changes.

WHAT AM I BEING ASKED TO VOTE ON?

To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated InterContinental Fund, ("InterContinental Fund"), a portfolio of Federated Equity Funds, would acquire all of the assets of International Capital Appreciation Fund in exchange for Class A Shares, Class B Shares and Class C Shares of InterContinental Fund to be distributed pro rata by International Capital Appreciation Fund in complete liquidation and termination of International Capital Appreciation Fund, (such proposal hereafter referred to as the "Reorganization" or "Proposed Reorganization").





WHY IS THE REORGANIZATION BEING PROPOSED?

The Board of Directors (the "Board") of Federated World Investment Series, Inc. has determined that a reorganization of International Capital Appreciation Fund into InterContinental Fund is in the best interest of the International Capital Appreciation Fund and its shareholders and is recommending that shareholders of International Capital Appreciation Fund approve the Reorganization.

The Reorganization is being proposed to shareholders of International Capital Appreciation Fund primarily because, despite efforts to increase the salability of the Fund, International Capital Appreciation Fund has not grown significantly in asset size, the Adviser's sponsorship of two international equity funds with similar investment exposure may make it difficult to increase sales of the International Capital Appreciation Fund and the Adviser has indicated that it may be unwilling to continue to voluntarily waive or reimburse certain operating expenses of the International Capital Appreciation Fund.

Federated Global Management Corp. ("Adviser"), adviser to International Capital Appreciation Fund, has advised the Board that the Adviser believes that the Reorganization will result in current shareholders of International Capital
Appreciation Fund receiving shares in a more long term viable fund.   In
addition, the Adviser believes that the proposed Reorganization would provide International Capital Appreciation Fund shareholders with comparable investment policies and strategies.







WHAT ARE SOME OF THE FACTORS THAT THE BOARD CONSIDERED IN RECOMMENDING THE PROPOSED REORGANIZATION?



The Board considered various factors in reviewing this proposal including the following factors:

   {circle}the compatibility of International Capital Appreciation Fund's and
       InterContinental Fund's investment objectives, policies and limitations; {circle}the greater long-term viability of InterContinental Fund based on its stronger performance record and net inflows;
   {circle}that the Adviser or its affiliates, would be responsible for paying the expenses of the Reorganization, except for brokerage fees or registration fees on an as incurred basis;
   {circle}the fact that the Reorganization is expected to be "tax-free" for federal income tax purposes (and that the Funds will receive an opinion of counsel to this effect);
   {circle}that the Reorganization itself will not result in recognition of any gain or loss for federal income tax purposes either to International Capital Appreciation Fund or InterContinental Fund or to shareholders of International Capital Appreciation Fund;
   {circle}the fact that the Advisor may be unwilling to continue to waive or reimburse certain operating expenses of the International Capital Appreciation Fund;
   {circle}based on the fact that the Federated InterContinental Fund's expenses are lower than that of International Capital Appreciation Fund as well as the historically favorable past performance of the Federated InterContinental Fund;
   {circle}the Board of International Capital Appreciation Fund considered the fact that a substantial portion of its securities will need to be sold prior to the Reorganization; and
   {circle}the Board of Trustees of Federated InterContinental Fund also considered that InterContinental Fund is expected to benefit from the increase in its assets resulting from the Reorganization through lower gross expenses.



HOW DO I VOTE MY SHARES?

You may vote by telephone at the toll-free number shown on your ballot, in person at the meeting, or by completing and returning the enclosed proxy card. If you:

     1. Choose to help save time and postage costs by voting by telephone; please do not return your proxy card.
     2. Do not respond at all, we may contact you by telephone to request that you cast your vote.
     3. Sign and return the proxy card without indicating a preference, your vote will be cast "for" the Reorganization.


WHAT DO I HAVE TO DO FOR THE REORGANIZATION?
You need not and should not do anything for the Reorganization except vote your shares today. If approved, the Reorganization will take place automatically. We request that you do not attempt to make the exchange yourself, as this will disrupt the management of the Funds' portfolio.

WHOM DO I CALL IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT?
Call your Investment Professional or a Federated Client Service Representative. Federated's toll-free number is 1-800-341-7400.



The Board of Directors of Federated Word Investment Series, Inc. recommends that you read the enclosed materials carefully and vote FOR the Reorganization.










                     FEDERATED WORLD INVESTMENT SERIES, INC
               FEDERATED INTERNATIONAL CAPITAL APPRECIATION FUND

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD JANUARY 11, 2008

TO SHAREHOLDERS OF FEDERATED INTERNATIONAL CAPITAL APPRECIATION FUND, a portfolio of Federated World Investment Series, Inc.

A special meeting of the shareholders of Federated International Capital Appreciation Fund ("International Capital Appreciation Fund") will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time), on January 11, 2008, for the following purpose:

1. To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated InterContinental Fund ("InterContinental Fund"), a portfolio of Federated Equity Funds, would acquire all of the assets of International Capital Appreciation Fund in exchange for Class A Shares, Class B Shares and Class C Shares of InterContinental Fund to be distributed pro rata by International Capital Appreciation Fund in complete liquidation and termination of International Capital Appreciation Fund.


The Board of Directors has fixed November 12, 2007 as the record date for determination of shareholders entitled to vote at the special meeting.

                                                 By Order of the Board of
                                                 Directors,


                                                 John W. McGonigle
                                                 Secretary


November 20, 2007





YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY CARD. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                           PROSPECTUS/PROXY STATEMENT



                               NOVEMBER 20, 2007



                          ACQUISITION OF THE ASSETS OF

               FEDERATED INTERNATIONAL CAPITAL APPRECIATION FUND
             A PORTFOLIO OF FEDERATED WORLD INVESTMENT SERIES, INC.

                           Federated Investors Funds
                              5800 Corporate Drive
                      Pittsburgh, Pennsylvania  15237-7000
                         Telephone No:  1-800-245-5000

                        BY AND IN EXCHANGE FOR SHARES OF

                        FEDERATED INTERCONTINENTAL FUND
                     A PORTFOLIO OF FEDERATED EQUITY FUNDS

                           Federated Investors Funds
                              5800 Corporate Drive
                      Pittsburgh, Pennsylvania 15237-7000
                         Telephone No:  1-800-245-5000

      This Prospectus/Proxy Statement describes the proposal whereby Federated International Capital Appreciation Fund (the "International Capital Appreciation Fund"), a portfolio of Federated World Investment Series, Inc., (the "Corporation"), would transfer all of its assets to the Federated InterContinental Fund (the "InterContinental Fund"), a portfolio of Federated Equity Funds (the "Trust") in exchange for Class A Shares, Class B Shares and Class C Shares of InterContinental Fund (the "Reorganization"). InterContinental Fund shares will be distributed pro rata by International Capital Appreciation Fund to its shareholders in complete liquidation and dissolution of
International Capital Appreciation Fund. As a result of the Reorganization, each owner of International Capital Appreciation Fund's Class A Shares, Class B Shares and Class C Shares will become the owner of Class A Shares, Class B Shares and Class C Shares, respectively, of InterContinental Fund, having a total net asset value ("NAV") equal to the total NAV of his or her holdings in International Capital Appreciation Fund on the date of the Reorganization (the "Closing Date").

      The Board of Directors (the "Board") of the Corporation has determined that a reorganization of International Capital Appreciation Fund into
InterContinental Fund is in the best interest of International Capital Appreciation Fund and its shareholders and is recommending that shareholders of International Capital Appreciation Fund approve the Reorganization.




      International Capital Appreciation Fund's investment objective is to provide long term growth of capital. Similarly, InterContinental Fund's investment objective is to seek long-term capital appreciation. Both the International Capital Appreciation Fund and the InterContinental Fund (each a "Fund" and collectively the "Funds") pursue their investment objectives by investing primarily in foreign securities of companies from both developed and emerging market countries. For a comparison of the investment policies and objectives of the Funds, see "Summary -- Comparison of Investment Objectives, Policies and Limitations." Information concerning InterContinental Fund shares, as compared to the shares of International Capital Appreciation Fund, is included in this Prospectus/Proxy Statement in the sections entitled "Summary -- Comparative Fee Tables" and "Information about the Reorganization - Description of InterContinental Fund's Shares and Capitalization."

      The investment adviser for both Funds is Federated Global Investment Management Corp. ("Adviser"). This Prospectus/Proxy Statement should be retained for future reference. It sets forth concisely the information about the Funds that a prospective investor should know before investing. This Prospectus/Proxy Statement is accompanied by the Prospectus for InterContinental Fund dated June 25, 2007, (Revised, August 2, 2007) which is incorporated herein by reference. A Statement of Additional Information ("SAI") dated June 25, 2007 as well as an SAI dated November 20, 2007 (relating to this Prospectus/Proxy Statement), all containing additional information, have been filed with the Securities and Exchange Commission ("SEC") and are incorporated herein by reference. A Prospectus and SAI dated February 1, 2007, for International Capital Appreciation Fund are also incorporated herein by reference. As InterContinental Fund is a newly created Fund, an Annual Report is not currently available. Further information about the InterContinental Fund's predecessor fund, the Rochdale Atlas Portfolio, is available in its Annual Report dated December 31, 2006, which was previously mailed to shareholders. Further information about International Capital Appreciation Fund's performance is contained in its Annual Report dated November 30, 2006, and its Semi-Annual Report dated May 31, 2007, which are incorporated herein by reference. Copies of these materials and other information about InterContinental Fund and International Capital Appreciation Fund may be obtained without charge by writing to or calling InterContinental Fund at the address and telephone number shown on the previous page.




      THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.


      SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

                               TABLE OF CONTENTS

                                                                            PAGE

SUMMARY........................................................................1

  REASONS FOR THE PROPOSED REORGANIZATION......................................1
  CLOSING DATE.................................................................2
  TAX CONSEQUENCES.............................................................2
  COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS................3
  COMPARISON OF PRINCIPAL  RISKS...............................................9
  PROCEDURES FOR PURCHASING, REDEEMING AND EXCHANGING SHARES...................9
  DIVIDENDS AND DISTRIBUTIONS; TAX INFORMATION; FREQUENT TRADING; PORTFOLIO
  HOLDINGS ...................................................................11
  COMPARATIVE FEE TABLES......................................................12
  COMPARISON OF POTENTIAL RISKS AND REWARDS:  PERFORMANCE INFORMATION.........18
  FINANCIAL HIGHLIGHTS .......................................................21
  INVESTMENT ADVISER..........................................................26
  PORTFOLIO MANAGER INFORMATION...............................................26
  ADVISORY FEES, SERVICE FEES, SHAREHOLDER FEES AND OTHER EXPENSES............27

INFORMATION ABOUT THE REORGANIZATION

DESCRIPTION OF THE PLAN OF REORGANIZATION.....................................29
DESCRIPTION OF INTERCONTINENTAL FUND'S SHARE CLASSES AND CAPITALIZATION.......30
FEDERAL TAX CONSEQUENCES......................................................31
COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS.................................33

INFORMATION ABOUT INTERCONTINENTAL FUND AND INTERNATIONAL CAPITAL APPRECIATION FUND 36

  WHERE TO FIND ADDITIONAL INFORMATION........................................36
  LEGAL PROCEEDINGS...........................................................36

ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING..........................37

  PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING...........................38
  SHARE OWNERSHIP OF THE FUNDS................................................38
  INTERESTS OF CERTAIN PERSONS................................................40

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY..................40


AGREEMENT AND PLAN OF REORGANIZATION (EXHIBIT A).............................A-1


MANAGEMENT DISCUSSION OF FUND PERFORMANCE (EXHIBIT B).......................A-14










B

                                    SUMMARY

      This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, or incorporated by reference into this Prospectus/Proxy Statement. A copy of the Agreement and Plan of Reorganization (the "Plan") pursuant to which the Reorganization will be conducted is attached to this Prospectus/Proxy Statement as Exhibit A and a copy of International Capital Appreciation Fund's Management's Discussion of Fund Performance is attached to this Prospectus/Proxy Statement as Exhibit B. The Prospectus for InterContinental Fund accompanies this Prospectus/Proxy Statement.


REASONS FOR THE PROPOSED REORGANIZATION


      The Reorganization is being proposed to shareholders of International Capital Appreciation Fund primarily because, despite efforts to increase the salability of the Fund, International Capital Appreciation Fund has not grown significantly in asset size, the Adviser's sponsorship of two international equity funds with similar investment exposure may make it difficult to increase sales of the International Capital Appreciation Fund and the Adviser has indicated that it may be unwilling to continue to voluntarily waive or reimburse certain operating expenses of the International Capital Appreciation Fund. The International Capital Appreciation Fund has recently experienced net outflows, which totaled $16.9 million for the calendar year ended December 31, 2006, and $14.7 million through October 31, 2007. The Adviser has advised the Board that the Adviser believes that the Reorganization will result in current shareholders of International Capital Appreciation Fund receiving shares in a more long-term viable fund. InterContintental Fund has a 5-star Morningstar rating while International Capital Appreciation Fund has a 2-star Morningstar rating. InterContinental Fund experienced net inflows of $113,725,216 through October 31, 2007. In addition, the proposed Reorganization would provide International Capital Appreciation Fund shareholders with comparable investment policies and strategies (See "Summary - Comparison of Investment Objectives, Policies and Limitations" below), as well as lower expenses.




      The Board has voted to recommend to holders of shares of International Capital Appreciation Fund the approval of the Plan, pursuant to which InterContinental Fund would acquire all of the assets of International Capital Appreciation Fund in exchange for Class A Shares, Class B Shares and Class C Shares of InterContinental Fund (the "Exchange"). Immediately following the Exchange, International Capital Appreciation Fund will distribute the Class A Shares, Class B Shares and Class C Shares of InterContinental Fund received in the Exchange pro rata to holders of its Class A Shares, Class B Shares and Class C Shares respectively, in a complete liquidation and termination of International Capital Appreciation Fund. As a result of the Reorganization, each holder of Class A Shares, Class B Shares and Class C Shares of International Capital Appreciation Fund will become the owner of Class A Shares, Class B Shares and Class C Shares of Federated InterContintntal Fund, respectively, in each case having a total net asset value equal to the total net asset value of his or her holdings in International Capital Appreciation Fund on the date of the Reorganization, i.e., the Closing Date (as hereinafter defined). Following the consummation of the Reorganization, the Corporation will amend its Articles of Incorporation to remove International Capital Appreciation Fund as a series of the Corporation.

      It is anticipated that International Capital Appreciation Fund will need to dispose of all or a substantial portion of its securities prior to the Reorganization. The exact amount of the securities that will need to be disposed will not be known until closer to the Reorganization date. However, it is estimated that at least a majority of International Capital Appreciation Fund's portfolio securities will need to be disposed in order to align the portfolios of the Funds. Significant differences in portfolio holdings may be attributable in part, to InterContinental Fund's focus on country selection as opposed to International Capital Appreciation Fund's bottom up fundamental stock picking methodology. Therefore, it is anticipated that International Capital
Appreciation Fund's holdings in countries that do not meet InterContinental Fund's country selection criteria will be disposed of prior to the Reorganization.

      The Board concluded to recommend to shareholders of International Capital Appreciation Fund that they vote to approve the Reorganization. Pursuant to Rule 17a-8 under the Investment Company Act of 1940 (the "1940 Act"), the Board, including a majority of the Directors who are not "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act, determined that the Reorganization is in the best interest of International Capital Appreciation Fund and its shareholders, and that the interests of existing shareholders would not be diluted as a result of the Reorganization.

      The Board of Trustees (the "Trustees") of InterContinental Fund likewise approved the Reorganization on behalf of InterContinental Fund. Pursuant to Rule 17a-8 under the 1940 Act, the Trustees of InterContinental Fund, including a majority of the Trustees who are not "interested persons," determined that the Reorganization is in the best interest of InterContinental Fund and its shareholders, and that the interests of existing InterContinental Fund shareholders would not be diluted as a result of the Reorganization.

      In considering the proposed Reorganization and reaching the above conclusions, the board of each Fund took into consideration a number of factors, including: (1) the compatibility of International Capital Appreciation Fund's and InterContinental Fund's investment objectives, policies and limitations; (2) the greater long-term viability of InterContinental Fund based on its stronger performance record and net inflows; (3) that the Adviser, Federated Global Investment Management Corp. or its affiliates, would be responsible for paying the expenses of the Reorganization, except for transaction fees (eg. brokerage fees) or registration fees on an as incurred basis; (4) the fact that the Reorganization is expected to be "tax-free" for federal income tax purposes (and that the Funds will receive an opinion of counsel to this effect); (5) that the Reorganization itself will not result in recognition of any gain or loss for federal income tax purposes either to International Capital Appreciation Fund or InterContinental Fund or to shareholders of International Capital Appreciation Fund; (6) the fact that the Advisor may be unwilling to continue to waive or reimburse certain operating expenses of the fund; and (7) based on the fact that the Federated InterContinental Fund's expenses are lower than that of International Capital Appreciation Fund (See "Summary - Comparative Fee Tables" below) as well as the historically favorable past performance of the Federated InterContinental Fund. Additionally, the Board of International Capital
Appreciation Fund considered the fact that a substantial portion of its securities will likely need to be sold prior to the Reorganization. The Trustees of InterContinental Fund also considered that InterContinental Fund is expected to benefit from the increase in its assets resulting from the Reorganization through lower gross expenses.





CLOSING DATE





      If the requisite approvals are obtained and certain conditions are either met or waived, it is anticipated that the Reorganization will be consummated at the close of business on January 18, 2008 or such other date(s) as the parties may agree in writing (the "Closing Date").





TAX CONSEQUENCES





      As a condition to the Reorganization each Fund will receive an opinion of counsel to the effect that such Reorganization shall be tax-free for each Fund and International Capital Appreciation Fund's shareholders. However, the shareholders of International Capital Appreciation Fund, as a result of the Reorganization, are likely to be exposed to a capital gain distribution as a result of selling portfolio securities prior to the Reorganization. The table below shows the capital gains and the per share impact on the sale of the portfolio securities on the Fund. The table is based on the assumption that all of International Capital Appreciation Fund's portfolio holdings as of August 31, 2007 are sold prior to the Closing Date. The table is representative of market values as of August 31, 2007. Any brokerage charges associated with the disposition of portfolio securities by the International Capital Appreciation Fund, prior to the Reorganization, will be borne by the International Capital Appreciation Fund.

                                                  Long-Term Cap Gain Amount Short-Term Cap Gain Amount
                                   Total Cap Gain Long-Term Gain  Per Share Short-Term Gain  Per Share
International Capital Appreciation $26,213,309.01 $18,321,366.79  $1.087    $7,891,942.22    $0.468


Based upon projections as of September 28, 2007, International Capital Appreciation Fund will have approximately $4.6 million of capital loss carryforward available for use in tax years beginning after November 30, 2007. For the taxable year ending November 30, 2007, International Capital Appreciation Fund has approximately $2.5 million in capital loss carryforwards. The use of these losses is subject to annual limitations, as they originated in funds previously reorganized into International Capital Appreciation Fund. It is anticipated that a portion of the capital loss carryforwards, to the extent not limited by the annual limitations, will be used to offset capital gains realized by International Capital Appreciation Fund between December 1, 2007 and the Closing Date. It is then anticipated that the remainder of the capital loss carryforwards, in an amount no more than approximately $3.4 million, will be transferred to InterContinental Fund. However, any such capital loss carryovers which are transferred to InterContinental Fund will remain subject to the annual limitations and will not be available to offset any gains resulting from the pre-merger appreciation of securities held in the InterContinental Fund portfolio as of the merger date.





           THE BOARD OF DIRECTORS OF FEDERATED WORLD INVESTMENT SERIES, INC. UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE REORGANIZATION.


COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS

      The investment objective of InterContinental Fund is capital appreciation, while the investment objective of International Capital Appreciation Fund is to provide long-term growth of capital. Each Fund pursues its investment objective by investing in companies based in foreign countries. Each Fund has a different approach to selecting portfolio securities. The following information will outline each of the Fund's approach to investing.




      InterContinental Fund has a unique approach to investing internationally. In selecting securities, the Adviser of the InterContinental Fund (may be refered to as the "IFC Adviser") focuses first on country selection * identifying countries whose stock markets appear attractively valued relative to other countries, have better growth prospects, have attractive macro economic forces working in their favor, and evidence of other factors which the Adviser has identified as being correlated with market outperformance. Once a country's stock market has been selected for investment, the Adviser uses bottom up stock picking and optimization models to select a group of stocks which give broad exposure to the targeted market. The models' stock selection criteria includes, among other things, growth indicators, valuation indicators, and corporate quality indicators. The Adviser believes that when this country and stock selection is performed such selectivity creates a greater potential for higher returns as compared to spreading investments across many markets.

      The InterContinental Fund's Adviser uses its proprietary country analysis methodology, analyzes each country's aggregate macroeconomic, company fundamental, and market sentiment measures, to determine which foreign markets are likely to generate the highest returns. The ICF Adviser believes that the foreign markets most worthy of investment have:




         {circle}rising earnings expectations;

         {circle}lower valuation relative to growth;

         {circle}favorable interest rate environments; and

         {circle}positive technical factors.

      Countries considered for investment must satisfy the ICF Adviser's criteria for political and economic stability, strength of financial systems, and credit quality. After identifying those countries it believes are worthy of investment, the ICF Adviser uses a global equity optimization process to invest in companies across the industries driving economic growth in the selected countries. This sophisticated process is intended to enable the Adviser to develop a portfolio that captures substantially all of the combined top-ranked countries' stock market movements with only a few companies per selected country. Each company must meet the ICF Adviser's standards for market and industry representation, financial condition, credit rating, and liquidity. A minimum of 50% is invested in developed markets. InterContinental Fund invests, under normal conditions, primarily in equity securities of foreign-domiciled, publicly traded companies worldwide. Equity securities include common stocks, depositary receipts, warrants, convertible bonds, debentures, and convertible preferred stocks, as well as shares of exchange traded funds.

      The International Capital Appreciation Fund's portfolio will normally be a blend of growth and value stocks of companies from both developed and emerging markets. The Fund is intended to represent foreign equities in a shareholder's broader global equity and fixed-income portfolio.

      International Capital Appreciation Fund's Adviser ("ICAF Adviser") actively manages the portfolio seeking total returns in excess of the benchmark index: the Morgan Stanley Capital International- All Country World Index Ex. U.S. (the "MSCI-ACWI Ex. U.S."). The MSCI-ACWI Ex. U.S. represents 48 developed and emerging markets around the world that, collectively, comprise virtually all of the foreign equity stock markets. Because the ICAF Adviser is free to seek relative value opportunities among markets and sectors, as well as between investment styles, International Capital Appreciation Fund seeks to provide substantially all of the active management opportunities represented by foreign equities in a single managed portfolio.

      The performance of International Capital Appreciation Fund should be evaluated against the MSCI-ACWI Ex. U.S., or any other benchmark, over long periods of time. The high volatility of some foreign markets means that even small differences in time periods for comparison can have a substantial impact on returns. There can be no assurances that the ICAF Adviser will be successful in achieving investment returns in excess of the MSCI-ACWI Ex. U.S.

      The ICAF Adviser's process for selecting investments combines different analytical and valuation techniques according to investment style. In the growth style, the ICAF Adviser seeks to purchase stocks of companies that it expects will rapidly increase earnings or cashflows in the future. The ICAF Adviser selects growth stocks through fundamental research and analysis of companies (bottom-up research). While the ICAF Adviser also considers the potential impact of economic and market cycles (top-down) in various markets, bottom-up research is the primary driver of stock selection because the ICAF Adviser believes this approach provides a greater opportunity for its expertise, experience and skill to create excess returns. The ICAF Adviser's key buy criteria for a growth stock include quality of company management, industry leadership, high growth in sales and earnings, and reasonable valuation.

      In the value style, the ICAF Adviser seeks to purchase undervalued stocks that the ICAF Adviser expects may significantly increase in price as the market recognizes the company's true value. The ICAF Adviser identifies value stocks by first screening the universe of available stocks to identify those companies with relatively low price/book value or price/earnings ratios, as well as other indicators of relative value, such as dividend yield. After identifying investment candidates, the ICAF Adviser performs fundamental research and analysis to select stocks. The ICAF Adviser's key buy criteria for a value stock include relatively low market price, quality of company management, industry leadership and presence of a catalyst for higher market valuation.

      The ICAF Adviser employs a team approach to fundamental analysis. The ICAF Adviser continuously seeks to identify the countries, sectors and industries where fundamental analysis is most effective at forecasting returns and then to develop expertise in those areas. Analysts and portfolio managers specialize in different sectors and industries, and then support each other in stock selection. Based on this analytical support, the portfolio manager then independently makes stock selection decisions.

      By blending growth and value styles, the ICAF Adviser seeks to provide capital appreciation with lower overall portfolio volatility than a portfolio of only growth stocks. The ICAF Adviser attempts to manage the risk of relative underperformance of the stocks of growth companies in down markets by seeking to purchase growth stocks at reasonable prices. The ICAF Adviser manages the portfolio's exposure to random or unpredictable events that may adversely affect individual companies, or the risk that the ICAF Adviser is otherwise wrong in its analysis of any particular company, through portfolio diversification. There is no assurance these strategies will be successful in reducing portfolio risk.

      While the ICAF Adviser does not take concentrated positions in individual stocks, the ICAF Adviser may emphasize business sectors or certain countries in International Capital Appreciation Fund's portfolio because they exhibit stronger growth potential, or the ICAF Adviser believes it has greater skill (or fundamental analysis is more effective) in picking stocks in those sectors or countries.




      International Capital Appreciation Fund is not limited in the portion of assets that may be invested in foreign companies based in either developed markets or in emerging markets. The Funds are not limited in the portion of investments that are denominated in either foreign currency or in U.S. dollars. From time to time, the Funds may hedge a portion of their currency risk by using derivatives such as futures or forward contracts. Currency hedges can protect against price movements in a security that a fund owns that are attributable to changes in the value of the currency in which the security is denominated. Hedging may reduce gains or cause losses to the Funds if the hedged currency moves in a different manner than the Adviser anticipated or if the cost of the hedge outweighs its value. It is anticipated that the majority of each Fund's portfolio will not be hedged and will therefore remain subject to currency risk.




      Each Fund may invest in exchange-traded funds (ETF) and use derivative contracts and/or hybrid instruments to implement elements of its investment strategy.

INVESTMENT LIMITATIONS

      Each Fund has fundamental investment limitations which may not be changed without shareholder approval. The limitations of InterContinental Fund are substantially similar to those of the International Capital Appreciation Fund. Nonetheless, there are differences in the limitations regarding concentration, investing in commodities and lending. The following chart compares the fundamental investment limitations of International Capital Appreciation Fund and InterContinental Fund.




                                                       INVESTMENT LIMITATIONS
                                     INTERNATIONAL CAPITAL APPRECIATION FUND                                       INTERCONTINENTAL
                                                                                                                         FUND
DIVERSIFICATION OF INVESTMENTS (fundamental)                                                                       DIVERSIFICATION
With respect to securities comprising 75% of the value of  its total assets, the Fund will not purchase securities OF    INVESTMENTS
of any one issuer (other than cash, cash items, securities issued  or  guaranteed  by the government of the United (fundamental)
States  or its agencies or instrumentalities, and repurchase agreements collateralized  by  such  U.S.  government Same securities;  and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be  invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.
BORROWING MONEY AND ISSUING SENIOR SECURITIES (fundamental)                                                        BORROWING MONEY
The Fund may borrow  money,  directly  or  indirectly, and issue senior securities to the maximum extent permitted AND ISSUING
under the 1940 Act.                                                                                                SENIOR SECURITIES
                                                                                                                   (fundamental)
                                                                                                                   Same
INVESTING IN REAL ESTATE (fundamental)                                                                             INVESTING IN REAL
The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from       ESTATE
investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein,  (fundamental)
or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights  Same under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.
INVESTING IN COMMODITIES (fundamental)                                                                             INVESTING IN
The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of          COMMODITIES
companies that deal in commodities.                                                                                (fundamental)
                                                                                                                   The Fund may
                                                                                                                   invest in
                                                                                                                   commodities to
                                                                                                                   the maximum
                                                                                                                   extent permitted
                                                                                                                   under the 1940
                                                                                                                   Act.
UNDERWRITING (fundamental)                                                                                         UNDERWRITING
The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions       (fundamental)
involving the acquisition, disposition or resale of its portfolio securities, under the circumstances where it may Same be considered to be an underwriter under the Securities Act of 1933.
CONCENTRATION (fundamental)                                                                                        CONCENTRATION
The Fund will not make investments that will result in the concentration of its investments in the securities of   (fundamental)
issuers primarily engaged in the same industry, provided that the Fund may concentrate its investments in          The Fund will not
investment company securities. Government securities, municipal securities and bank instruments will not be deemed make investments
to constitute an industry.                                                                                         that will result
                                                                                                                   in the
                                                                                                                   concentration of
                                                                                                                   its investments
                                                                                                                   in the securities
                                                                                                                   of issuers
                                                                                                                   primarily engaged
                                                                                                                   in the same
                                                                                                                   industry. For
                                                                                                                   purposes of this
                                                                                                                   restriction, the
                                                                                                                   term
                                                                                                                   concentration has
                                                                                                                   the meaning set
                                                                                                                   forth in the
                                                                                                                   Investment
                                                                                                                   Company Act of
                                                                                                                   1940, as amended
                                                                                                                   (1940 Act) any
                                                                                                                   rule or order
                                                                                                                   thereunder, or
                                                                                                                   any SEC staff
                                                                                                                   interpretation
                                                                                                                   thereof.
                                                                                                                   Government
                                                                                                                   securities and
                                                                                                                   municipal
                                                                                                                   securities will
                                                                                                                   not be deemed to
                                                                                                                   constitute an
                                                                                                                   industry.
LENDING (fundamental)                                                                                              LENDING
The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt         (fundamental)
obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors  The Fund may not
and investing in loans, including assignments and participation interests.                                         make loans except
                                                                                                                   it may make loans
                                                                                                                   to affiliated
                                                                                                                   investment
                                                                                                                   companies in
                                                                                                                   accordance with
                                                                                                                   SEC exemptive
                                                                                                                   relief. This
                                                                                                                   restriction does
                                                                                                                   not prevent the
                                                                                                                   Fund from
                                                                                                                   purchasing debt
                                                                                                                   obligations,
                                                                                                                   entering into
                                                                                                                   repurchase
                                                                                                                   agreements and/or
                                                                                                                   derivative
                                                                                                                   contracts,
                                                                                                                   lending its
                                                                                                                   assets to
                                                                                                                   broker/dealers or
                                                                                                                   institutional
                                                                                                                   investors and
                                                                                                                   investing in
                                                                                                                   loans, including
                                                                                                                   assignments and
                                                                                                                   participation
                                                                                                                   interests.

      In addition, each Fund has non-fundamental limitations (which may be changed by the Board of the Fund without shareholder approval). The following chart compares the non-fundamental investment limitations of International Capital Appreciation Fund and InterContinental Fund.

                                                       INVESTMENT LIMITATIONS
INTERNATIONAL                                                  INTERCONTINENTAL FUND
   CAPITAL
 APPRECIATION
     FUND
PURCHASES   ON PURCHASES ON MARGIN (non-fundamental)
MARGIN   (non- Same
fundamental)
The Fund will
not purchase
securities on
margin,
provided that
the Fund may
obtain short-
term credits
necessary for
the clearance
of purchases
and sales of
securities,
and further
provided that
the Fund may
make margin
deposits in
connection
with its use
of financial
options and
futures,
forward and
spot currency
contracts,
swap
transactions
and other
financial
contracts or
derivative
instruments.
PLEDGING       PLEDGING ASSETS (non-fundamental)
ASSETS   (non- Same
fundamental)
The Fund will
not mortgage,
pledge, or
hypothecate
any of its
assets,
provided that
this shall not
apply to the
transfer of
securities in
connection
with any
permissible
borrowing or
to collateral
arrangements
in connection
with
permissible
activities.
ILLIQUID       ILLIQUID SECURITIES (non-fundamental)
SECURITIES     Same
(non-
fundamental)
The Fund will
not purchase
securities for
which there is
no readily
available
market, or
enter into
repurchase
agreements or
purchase time
deposits that
the Fund
cannot dispose
of within
seven days if
immediately
after, and as
a result, the
value of such
securities
would exceed,
in the
aggregate, 15%
of the Fund's
net assets.
INVESTING   IN INVESTING IN OTHER INVESTMENT COMPANIES
OTHER          (non-fundamental)
INVESTMENT     The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its
COMPANIES      investment policies. It should be noted that investment companies incur certain expenses, such as management fees,
(non-          and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate
fundamental)   expenses. At the present time, the Fund expects that its investments in other investment companies may include shares
International  of money market funds, including funds affiliated with the Fund's Adviser.
Capital
Appreciation
Fund  does not
have a similar
policy
although it is
permitted   to
invest      in
other
investment
companies.

COMPARISON OF PRINCIPAL RISKS





      All mutual funds take investment risks. Therefore, it is possible to lose money by investing in either Fund. The primary risks that may reduce the returns of the International Capital Appreciation Fund and the InterContinental Fund include:

*STOCK MARKET RISKS. The value of equity securities in the Funds' portfolios will fluctuate and, as a result, the Funds' share prices may decline suddenly or over a sustained period of time.
*RISKS OF FOREIGN INVESTING. Because the Funds invest in securities issued by foreign companies, the Funds' share prices may be more affected by foreign economic and political conditions, taxation policies, and accounting and auditing standards than would otherwise be the case.
*CURRENCY RISKS. Because the exchange rates for currencies fluctuate daily, prices of the foreign securities in which the Funds invest are more volatile than prices of securities traded exclusively in the United States.
*EMERGING MARKETS RISKS. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.
*LIQUIDITY RISKS. The securities in which the Funds invest may be less readily marketable and may be subject to greater fluctuation in price than other securities.
*RISKS RELATED TO COMPANY SIZE. Because the smaller companies in which the Funds may invest may have unproven track records, a limited product or service base and limited access to capital, they may be more likely to fail than larger companies.
*EXCHANGE-TRADED FUNDS RISKS. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded). Investing in an ETF may incur additional fees and/or expenses which would, therefore, be borne indirectly by the Funds in connection with any such investment.
*RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Funds, or a potential reduction in gains to the Funds. Each of these issues is described in greater detail in the Funds' prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this prospectus, such as interest rate, credit, liquidity and leverage risks.
*CREDIT RISKS. Includes the possibility that a party to a transaction (such as a derivative transaction) involving either Fund will fail to meet its obligations.
*LEVERAGE RISKS. Leverage risk is created when an investment (such as a derivative transaction) exposes a Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify a Fund's risk of loss and potential for gain.
*CUSTODIAL SERVICES AND RELATED INVESTMENT COSTS. Custodial services and other costs relating to investment in international securities markets generally are more expensive due to differing settlement and clearance procedures than those of the United States. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect a Fund against loss of its assets.



PROCEDURES FOR PURCHASING, REDEEMING AND EXCHANGING SHARES





      The transfer agent and dividend-disbursing agent for both Funds is State Street Bank and Trust Company. Procedures for the purchase, exchange, and redemption of InterContinental Fund's Shares are substantially the same as the procedures applicable to the purchase, exchange, and redemption of International Capital Appreciation Fund's Shares. Reference is made to the Prospectus of the InterContinental Fund and the Prospectus of the International Capital Appreciation Fund, each of which is incorporated by reference, for a complete description of the purchase, exchange, and redemption procedures applicable to purchases, exchanges, and redemptions of the InterContinental Fund's Shares and International Capital Appreciation Fund's Shares, respectively. Set forth below is a brief description of the significant purchase, exchange, and redemption procedures applicable to InterContinental Fund's and International Capital Appreciation Fund's Shares.


PURCHASES

      You can purchase, redeem or exchange Shares of either Fund any day the New York Stock Exchange (NYSE) is open. When the Fund receives your transaction request in proper form (as described in this Prospecuts/Proxy Statement), it is processed at the next calculated net asset value (NAV) plus any applicable front-end sales charge (public offering price). When the Fund holds foreign securities that trade in foreign markets on days the NYSE is closed, the value of the Fund's assets may change on days you cannot purchase or redeem Shares. NAV is determined as of the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open.

      The Funds' Distributor, Federated Securities Corp., markets the Funds' Shares to institutions or to individuals, directly or through financial intermediaries. Each Fund reserves the right to reject any request to purchase or exchange shares.

      Purchasers of both Fund's Class A Shares incur a front-end sales charge of up to 5.50% of the public offering price on purchase amounts less than $1 million. The sales charges are subject to the breakpoint discounts and rights of accumulation, which are identical for each Fund and are described in each Fund's prospectus for its Class A Shares. For purchases of $1 million or more, a contingent deferred sales charge of 0.75% of the redemption amount applies to Class A Shares redeemed up to 24 months after purchase under certain investment programs where a financial intermediary received an advance payment on the transaction.

      After Class B Shares have been held for eight years from the date of purchase they will automatically convert to Class A Shares on or about the last day of the following month. For purposes of this calculation the holding period will include the time period in which Class B Shares were held in the International Capital Appreciation Fund.

      The Funds minimum initial and subsequent investment amounts are the same. The following table summarizes the minimum required investment amount and the maximum sales charge, if any, that you will pay on an investment in either Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.

FUND                                 INITIAL    SUBSEQUENT   SYSTEMATIC INVESTMENT PROGRAM SUBSEQUENT INVESTMENT FRONT-  CONTINGENT
                                   INVESTMENT   INVESTMENT                         MINIMUM                        END     DEFERRED
                                     MINIMUM      MINIMUM                                                        SALES  SALES CHARGE
                                                                                                                 CHARGE
INTERNATIONAL CAPITAL                $1,500        $100                              $50                         5.50%     0.00%
APPRECIATION- CLASS A SHARES
INTERCONTINENTAL FUND-CLASS A        $1,500        $100                              $50                         5.50%     0.00%
SHARES
INTERNATIONAL CAPITAL                $1,500        $100                              $50                          None     5.50%
APPRECIATION- CLASS B SHARES
INTERCONTINENTAL FUND-CLASS B        $1,500        $100                              $50                          None     5.50%
SHARES
INTERNATIONAL CAPITAL                $1,500        $100                              $50                          None     1.00%
APPRECIATION- CLASS C SHARES
INTERCONTINENTAL FUND-CLASS C        $1,500        $100                              $50                          None     1.00%
SHARES

      Due to the high cost of maintaining accounts with low balances, accounts may be closed if redemptions or exchanges cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional shares to meet the minimum.

      In addition to purchases by wire and by check, both Funds offer the following purchase options: (i) Through an Exchange: Shareholders may purchase through an exchange from the same class of another Federated fund. You must meet the minimum initial investment requirement for purchasing shares and both accounts must have identical registrations; (ii) By Automated Clearing House
(ACH): Once you have opened your account, you may purchase additional shares through a depository institution that is an ACH member; (iii) all classes can purchase shares by using the Systematic Investment Program (SIP).


REDEMPTIONS AND EXCHANGES

      Redemptions and exchanges of each Fund may be made through a financial intermediary or directly from the Fund by telephone or by mailing a written request. Shares of both Funds may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV. If the Shares are redeemed or exchanged within 30 days of purchase, a 2% redemption/exchange fee will be charged.

      Each Fund has an exchange privilege that allows shareholders to exchange shares of the Fund into shares of the same class of another Federated fund.

      Any questions about the foregoing procedures may be directed to, and assistance in effecting purchases, redemptions or exchanges of each Fund may be obtained by calling, the Funds at 1-800-341-7400.


DIVIDENDS AND DISTRIBUTIONS; TAX INFORMATION; FREQUENT TRADING; PORTFOLIO HOLDINGS DISCLOSURE POLICY


DIVIDENDS AND DISTRIBUTIONS

      Both Funds declare and pay any dividends annually to shareholders. In addition, both Funds pay any capital gains at least annually. Dividends and capital gains distributions will be automatically reinvested in additional shares without a sales charge, unless you elect a cash payment.


TAX INFORMATION

      It is anticipated that both Funds' distributions will be primarily capital gains. Each Funds' distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable at different rates depending on the source of dividend income. Capital gains are taxable at different rates depending upon the length of time the Fund holds its assets. Redemptions and exchanges are taxable sales.


FREQUENT TRADING

      Frequent or short-term trading into and out of the Funds can have adverse consequences for the Funds and shareholders who use the Funds as a long-term investment vehicle. Such trading in significant amounts can disrupt the Funds' investment strategies (e.g., by requiring them to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Funds. Investors engaged in such trading may also seek to profit by anticipating changes in a Fund's NAV in advance of the time as of which NAV is calculated.

      Each Fund's Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of its shares. These policies and procedures are identical for both Funds and are described in each Fund's Prospectus, incorporated herein by reference.


PORTFOLIO HOLDINGS DISCLOSURE POLICIES

      Each Fund's SAI contains a description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities. The SAIs are available on Federated's website at FederatedInvestors.com.







COMPARATIVE FEE TABLES


FEDERATED INTERNATIONAL CAPITAL APPRECIATION FUND AND FEDERATED INTERCONTINENTAL FUND

FEES AND EXPENSES
This table describes (1) the actual fees and expenses for the Federated International Capital Appreciation Fund's Class A Shares for its most recent fiscal year ended November 30, 2006; (2) the anticipated fees and expenses of the Federated Intercontinental Fund's Class A Shares as of its current fiscal period ending November 30, 2007; and (3) the anticipated fees and expenses of Federated InterContinental Fund's Class A Shares for the fiscal period ending November 30, 2007 on a pro forma combined basis after giving effect to the Reorganization.

                                                                               FEDERATED                               FEDERATED
                                                                               INTERNATIONAL                       INTERCONTINENTAL
                                                                               CAPITAL               FEDERATED      FUND - CLASS A
                                                                               APPRECIATION      INTERCONTINENTAL       SHARES
                                                                               FUND- CLASS A      FUND - CLASS A       PRO FORMA
SHAREHOLDER FEES                                                               SHARES                 SHARES           COMBINED
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of           5.50%             5.50%             5.50%
offering price)
Maximum Deferred Sales Charge (Load) (as a percentage of original
purchase price or redemption proceeds, as applicable)                          0.00%             0.00%             0.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other
Distributions) (as a percentage of offering price)                             None              None              None
Redemption Fee (as a percentage of amount redeemed, if applicable)1            2.00%             2.00%             2.00%
Exchange Fee                                                                   None              None              None

ANNUAL FUND OPERATING EXPENSES (Before Waivers)2
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee                                                                 1.25%3            1.00%4            1.00%4
Distribution (12b-1) Fee                                                       0.25%5            0.25%5            0.25%5
Other Expenses                                                                 0.70%6            0.72%7            0.66%7
Acquired Funds Fees and Expenses                                               0.00%             0.01%8            0.01%8
Total Annual Fund Operating Expenses                                           2.20%             1.98%             1.92%
Total Waivers of Fund Expenses (contractual)                                   0.00%             0.27%             0.21%
Total Annual Fund Operating Expenses                                           2.20%9            1.71%10           1.71%10
1  The redemption fee is imposed upon the redemptions of shares within 30 days of purchase.
2    With respect to Federated International Capital Appreciation Fund, the percentages shown are based on expenses paid for the entire fiscal year ended November 30, 2006.  With respect to Federated InterContinental Fund and Federated InterContinental Fund
  Pro Forma Combined, the percentages shown are based on anticipated expenses for the entire fiscal period ending November 30, 2007.
  However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.  Although not contractually obligated to do so, the Adviser and administrator waived certain amounts, and the shareholder services provider elected not to charge a portion of its fee for the Federated
  International Capital Appreciation Fund.  Although not contractually obligated to do so (except as discussed in Note 4, below), the Adviser and administrator of Federated InterContinental Fund expect to waive certain amounts and the distributor expects to elect not to charge certain amounts.  These waivers are shown below along with the net expenses the Fund expects to pay for the fiscal period ending November 30, 2007.
  Total Waivers of Fund Expenses (voluntary)                                           0.60%     0.19%             0.19%
  Total Actual Annual Fund Operating Expenses (after waivers and                       1.60%     1.52%             1.52%
  reduction)
3   With respect to Federated International Capital Appreciation Fund, the Adviser voluntarily waived a portion of the management fee.  The Adviser can terminate this voluntary waiver at any time.  The management fee paid by the Federated International Capital
  Appreciation Fund (after the voluntary waiver) was 0.97% for the fiscal year ended November 30, 2006.
4 Under the investment advisory contract, the Adviser of Federated InterContinental Fund and Federated Intercontinental Fund Pro
  Forma Combined is obligated to waive all or a portion of its management fee which it is otherwise entitled to receive, and/or reimburse other operating expenses (excluding acquired funds fees and expenses, interest, taxes and brokerage commissions), in order to limit the aggregate annual operating expenses for the Fund's Class A Shares to not more than 1.70% of its daily net assets.  Any waivers or reduction of expenses by the administrator and/or distributor that reduce such expenses (as discussed elsewhere in these notes) may have the effect of reducing the amount to be waived or reimbursed by the Adviser pursuant to the contractual commitment.  This commitment will expire on August 24, 2009.  Pursuant to this contractual commitment, the Adviser does not anticipate contractually waiving any management fee.  As a separate matter, although not contractually obligated to do so, the Adviser expects to voluntarily waive a portion of its management fee.  This voluntary waiver can be terminated at any time.  The management fee paid by Federated InterContinental Fund and Federated InterContinental Fund Pro Forma Combined (after anticipated waivers) is expected to be 0.81% and 0.85% for the fiscal period ending November 30, 2007.
5   With respect to Federated International Capital Appreciation Fund, Class A Shares did not pay or accrue the distribution (12b-1)
  fee for the fiscal year ended November 30, 2006.  With respect to Federated InterContinental Fund and Federated InterContinental
  Fund Pro Forma Combined, Class A Shares have no present intention of paying or accruing the distribution (12b-1) fee for the fiscal year ending November 30, 2007.
6    With respect to Federated International Capital Appreciation Fund, this includes a shareholder services/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services.  It also includes a recordkeeping fee which is used to compensate intermediaries for record keeping services.  The administrator voluntarily waived a portion of its fee.  Additionally, the shareholder services provider elected not to charge, and therefore the Fund did not incurred, a portion of its fee.  The administrator and shareholder services provider can terminate this voluntary waiver and/or reduction at any time.  Total other operating expenses paid by the Federated International Capital Appreciation Fund's Class A
  Shares (after the voluntary waiver and reduction) were 0.63% for the fiscal year ended November 30, 2006.
7   With respect to Federated InterContinental Fund and Federated InterContinental Fund Pro Forma Combined, this includes a shareholder services/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services.  It also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see "Payments to Financial Intermediaries" herein. The administrator expects to voluntarily waive a portion of its fee. This voluntary waiver can be terminated any time. Total other expenses incurred by Federated InterContinental Fund Class
  A Shares and Federated InterContinental Fund Class A Shares - Pro Forma Combined (after the anticipated voluntary waiver) are expected to be 0.70% and 0.66%, respectively for the fiscal period ending November 30, 2007.
8   With respect to Federated InterContinental Fund Class A Shares and Federated InterContinental Fund Class A Shares - Pro Forma
  Combined, the shareholders indirectly bear the expenses of the Acquired Funds in which the Fund invests.  The Fund's estimated indirect expenses from investing in the Acquired Funds is based upon the average allocation of the Fund's investments in the
  Acquired Funds and upon the actual total operating expenses of the Acquired Funds (including  any current waivers and expense limitations) for the fiscal period ending November 30, 2007.  Actual Acquired Fund expenses incurred by the Fund may vary with changes in the allocation of the Fund assets among the Acquired Funds and with other events that directly affect the expenses of the Acquired Funds.
9   The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses incurred by the Federated International Capital Appreciation Fund's Class A Shares (after the voluntary waivers and reimbursements) will not exceed 1.65% (including distribution (12b-1) fees) for the fiscal year ending November 30, 2007.
  Although these actions are voluntary, the Adviser and its affiliates have agreed not to terminate these waivers or reimbursements until after January 31, 2008.
10 The Actual Annual Fund Operating Expenses excluding "Acquired Funds Fees and Expenses" for Federated InterContinental Fund Class
  A Shares and Federated InterContinental Fund Class A Shares - Pro Forma Combined is expected to be 1.51% for the fiscal period ending November 30, 2007.


  EXAMPLE

  This example is intended to help you compare the cost of investing in the the Class A Shares of the Funds with the cost of investing in other mutual funds.

  The Example assumes that you invest $10,000 in each respective Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses are before waivers and reduction as shown in the Table and remain the same. For Federated InterContinental Fund's Class A Shares and Federated InterContinental Fund Class A Shares - Pro Forma Combined, the one-year dollar amount and the dollar amounts for the first two years of the 3, 5 and 10 Years columns reflect the contractually imposed expense limitation of 1.70% (plus 0.01% of Acquired Fund Fees and Expenses) for Class A Shares. It is anticipated that this commitment will expire on August 24, 2009. Accordingly, the third and later years within the 3, 5 and 10 Years columns reflect the "Total Annual Fund Operating Expenses" of the Fund's Class A Shares without any waivers. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


                                                                      1 YEAR  3 YEARS 5 YEARS 10 YEARS

 FEDERATED INTERNATIONAL
 CAPITAL APPRECIATION FUND,  CLASS A SHARES                            $761    $1,200  $1,665   $2,945
FEDERATED INTERCONTINENTAL FUND, CLASS A SHARES                        $714    $1,087  $1,510   $2,687
FEDERATED INTERCONTINENTAL FUND, PRO FORMA COMBINED CLASS A SHARES     $714    $1,080  $1,492   $2,637

FEES AND EXPENSES
This table describes (1) the actual fees and expenses for the Federated International Capital Appreciation Fund's Class B Shares for its most recent fiscal year ended November 30, 2006; (2) the anticipated fees and expenses of the Federated Intercontinental Fund's Class B Shares as of its current fiscal period ending November 30, 2007; and (3) the anticipated fees and expenses of Federated InterContinental Fund's Class B Shares for the fiscal period ending November 30, 2007 on a pro forma combined basis after giving effect to the Reorganization.

                                                                               FEDERATED                               FEDERATED
                                                                               INTERNATIONAL                       INTERCONTINENTAL
                                                                               CAPITAL               FEDERATED      FUND - CLASS B
                                                                               APPRECIATION      INTERCONTINENTAL       SHARES
                                                                               FUND- CLASS B      FUND - CLASS B       PRO FORMA
SHAREHOLDER FEES                                                               SHARES                 SHARES           COMBINED
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
offering price)                                                                None              None              None
Maximum Deferred Sales Charge (Load) (as a percentage of original
purchase price or redemption proceeds, as applicable)                          5.50%             5.50%             5.50%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other
Distributions) (as a percentage of offering price)                             None              None              None
Redemption Fee (as a percentage of amount redeemed, if applicable)1            2.00%             2.00%             2.00%
Exchange Fee                                                                   None              None              None

ANNUAL FUND OPERATING EXPENSES (Before Waivers)2
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee                                                                 1.25%3            1.00%4            1.00%4
Distribution (12b-1) Fee                                                       0.75%             0.75%             0.75%
Other Expenses                                                                 0.70%5            0.76%6            0.70%6
Acquired Funds Fees and Expenses                                               0.00%             0.01%7            0.01%7
Total Annual Fund Operating Expenses                                           2.70%             2.52%             2.46%
Total Waivers of Fund Expenses (contractual)                                   0.00%             0.00%             0.00%
Total Annual Fund Operating Expenses8                                          2.70%9            2.52%10           2.46%10
1  The redemption fee is imposed upon the redemptions of shares within 30 days of purchase.
2    With respect to Federated International Capital Appreciation Fund, the percentages shown are based on expenses paid for the entire fiscal year ended November 30, 2006.  With respect to Federated InterContinental Fund and Federated InterContinental Fund
  Pro Forma Combined, the percentages shown are based on anticipated expenses for the entire fiscal period ending November 30, 2007.
  However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.  Although not contractually obligated to do so, the Adviser and administrator waived certain amounts for the Federated International Capital Appreciation Fund.  Although not contractually obligated to do so
  (except as discussed in Note 4, below), the Adviser and administrator of Federated InterContinental Fund expect to waive certain amounts and the distributor expects to elect not to charge certain amounts.  These waivers are shown below along with the net expenses the Fund expects to pay for the fiscal period ending November 30, 2007.
  Total Waivers of Fund Expenses (voluntary)                                           0.30%     0.21%             0.15%
  Total Actual Annual Fund Operating Expenses (after waivers and                       2.40%     2.31%             2.31%
  reduction)
3   With respect to Federated International Capital Appreciation Fund, the Adviser voluntarily waived a portion of the management fee.  The Adviser can terminate this voluntary waiver at any time.  The management fee paid by the Federated International Capital
  Appreciation Fund (after the voluntary waiver) was 0.97% for the fiscal year ended November 30, 2006.
4 With respect to Federated InterContinental Fund and Federated InterContinental Fund Pro Forma Combined, the Adviser expects to voluntarily waive a portion of its management fee.  This voluntary waiver can be terminated at any time.  The management fee paid by Federated InterContinental Fund and Federated InterContinental Fund Pro Forma Combined (after anticipated waiver) is expected to be 0.81% and 0 85% for the fiscal period ending November 30, 2007.
5    With respect to Federated International Capital Appreciation Fund, this includes a shareholder services/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services.  It also includes a recordkeeping fee which is used to compensate intermediaries for record keeping services.  The administrator voluntarily waived a portion of its fee.  Additionally, the shareholder services provider elected not to charge, and therefore the Fund did not accrue, a portion of its fee.  The administrator and shareholder services provider can terminate this voluntary waiver and/or reduction at any time.  Total other operating expenses incurred by the Federated International Capital Appreciation Fund's Class B Shares
  (after the voluntary waiver and reduction) were 0.68% for the fiscal year ended November 30, 2006.
6   With respect to Federated InterContinental Fund and Federated InterContinental Fund Pro Forma Combined, this includes a shareholder services/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services.
  Please see "Payments to Financial Intermediaries" herein. The administrator expects to voluntarily waive a portion of its fee with respect to Federated InterContinental Fund. This voluntary waiver can be terminated any time. Total other expenses paid by
  Federated InterContinental Fund Class B Shares and Federated InterContinental Fund Class B Shares - Pro Forma Combined (after the anticipated voluntary waiver) are expected to be 0.74% and 0.70%, respectively for the fiscal period ending November 30, 2007.
7   With respect to Federated InterContinental Fund Class B Shares and Federated InterContinental Fund Class B Shares - Pro Forma
  Combined, the shareholders indirectly bear the expenses of the Acquired Funds in which the Fund invests.  The Fund's estimated indirect expenses from investing in the Acquired Funds is based upon the average allocation of the Fund's investments in the
  Acquired Funds and upon the actual total operating expenses of the Acquired Funds (including  any current waivers and expense limitations) for the fiscal period ending November 30, 2007.  Actual Acquired Fund expenses incurred by the Fund may vary with changes in the allocation of the Fund assets among the Acquired Funds and with other events that directly affect the expenses of the Acquired Funds.
8   After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the last day of the following month.  Class A Shares pay lower operating expenses than Class B Shares.
9   The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses incurred by the Federated International Capital Appreciation Fund's Class B Shares (after the voluntary waivers and reimbursements) will not exceed 2.40% (including distribution (12b-1) fees) for the fiscal year ending November 30, 2007.
  Although these actions are voluntary, the Adviser and its affiliates have agreed not to terminate these waivers or reimbursements until after January 31, 2008.
10 The Actual Annual Fund Operating Expenses excluding "Acquired Funds Fees and Expenses" for Federated InterContinental Fund Class
  B Shares and Federated InterContinental Fund Class B Shares - Pro Forma Combined is expected to be 2.30% for the fiscal period ending November 30, 2007.

  EXAMPLE

  This example is intended to help you compare the cost of investing in the the Class B Shares Funds with the cost of investing in other mutual funds.

  The Example assumes that you invest $10,000 in each respective Fund for the time periods indicated and then redeem all of your shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses are before waivers and reduction as shown in the Table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

                                                                   1 YEAR 3 YEARS 5 YEARS 10 YEARS

 FEDERATED INTERNATIONAL
 CAPITAL APPRECIATION FUND,
 CLASS B SHARES
Expenses assuming redemption                                        $823  $1,238  $1,630   $2,912
Expenses assuming no redemption                                     $273  $   838 $1,430   $2,912
FEDERATED INTERCONTINENTAL FUND, CLASS B SHARES
Expenses assuming redemption                                        $805  $1,185  $1,540   $2,724
Expenses assuming no redemption                                     $255  $   785 $1,340   $2,724
FEDERATED INTERCONTINENTAL FUND, PRO FORMA COMBINED CLASS B SHARES
Expenses assuming redemption                                        $799  $1,167  $1,511   $2,663
Expenses assuming no redemption                                     $249  $   767 $1,311   $2,663

FEES AND EXPENSES
This table describes (1) the actual fees and expenses for the Federated International Capital Appreciation Fund's Class C Shares for its most recent fiscal year ended November 30, 2006; (2) the anticipated fees and expenses of the Federated Intercontinental Fund's Class C Shares as of its current fiscal period ending November 30, 2007; and (3) the anticipated fees and expenses of Federated InterContinental Fund's Class C Shares for the fiscal period ending November 30, 2007 on a pro forma combined basis after giving effect to the Reorganization.

                                                                               FEDERATED                               FEDERATED
                                                                               INTERNATIONAL                       INTERCONTINENTAL
                                                                               CAPITAL               FEDERATED      FUND - CLASS C
                                                                               APPRECIATION      INTERCONTINENTAL       SHARES
                                                                               FUND- CLASS C      FUND - CLASS C       PRO FORMA
SHAREHOLDER FEES                                                               SHARES                 SHARES           COMBINED
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
offering price)                                                                None              None              None
Maximum Deferred Sales Charge (Load) (as a percentage of original
purchase price or redemption proceeds, as applicable)                          1.00%             1.00%             1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other
Distributions) (as a percentage of offering price)                             None              None              None
Redemption Fee (as a percentage of amount redeemed, if applicable)1            2.00%             2.00%             2.00%
Exchange Fee                                                                   None              None              None

ANNUAL FUND OPERATING EXPENSES (Before Waivers)2
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee                                                                 1.25%3            1.00%4            1.00%4
Distribution (12b-1) Fee                                                       0.75%             0.75%             0.75%
Other Expenses                                                                 0.70%5            0.75%6            0.69%6
Acquired Funds Fees and Expenses                                               0.00%             0.01%7            0.01%7
Total Annual Fund Operating Expenses                                           2.70%             2.51%             2.45%
Total Waivers of Fund Expenses (contractual)                                   0.00%             0.00%             0.00%
Total Annual Fund Operating Expenses                                           2.70%8            2.51%9            2.45%9
1  The redemption fee is imposed upon the redemptions of shares within 30 days of purchase.
2    With respect to Federated International Capital Appreciation Fund, the percentages shown are based on expenses paid for the entire fiscal year ended November 30, 2006.  With respect to Federated InterContinental Fund and Federated InterContinental Fund
  Pro Forma Combined, the percentages shown are based on anticipated expenses for the entire fiscal period ending November 30, 2007.
  However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.  Although not contractually obligated to do so, the Adviser and administrator waived certain amounts for the Federated International Capital Appreciation Fund.  Although not contractually obligated to do so
  (except as discussed in Note 4, below), the Adviser and administrator of Federated InterContinental Fund expect to waive certain amounts and the distributor expects to elect not to charge certain amounts.  These waivers are shown below along with the net expenses the Fund expects to pay for the fiscal period ending November 30, 2007.
  Total Waivers of Fund Expenses (voluntary)                                           0.30%     0.21%             0.15%
  Total Actual Annual Fund Operating Expenses (after waivers and                       2.40%     2.30%             2.30%
  reduction)
3   With respect to Federated International Capital Appreciation Fund, the Adviser voluntarily waived a portion of the management fee.  The Adviser can terminate this voluntary waiver at any time.  The management fee paid by the Federated International Capital
  Appreciation Fund (after the voluntary waiver) was 0.97% for the fiscal year ended November 30, 2006.
4 With respect to Federated InterContinental Fund and Federated InterContinental Fund- Pro Forma Combined, the Adviser expects to voluntarily waive a portion of its management fee.  This voluntary waiver can be terminated at any time.  The management fee paid by Federated InterContinental Fund and Federated InterContinental Fund Pro Forma Combined (after anticipated waiver) is expected to be 0.81% and0.85% for the fiscal period ending November 30, 2007.
5    With respect to Federated International Capital Appreciation Fund, this includes a shareholder services/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services.  It also includes a recordkeeping fee which is used to compensate intermediaries for record keeping services.  The administrator voluntarily waived a portion of its fee.  Additionally, the shareholder services provider elected not to charge, and therefore the Fund did not incurred, a portion of its fee.  The administrator and shareholder services provider can terminate this voluntary waiver and/or reduction at any time.  Total other operating expenses paid by the Federated International Capital Appreciation Fund's Class C
  Shares (after the voluntary waiver and reduction) were 0.68% for the fiscal year ended November 30, 2006.
6   With respect to Federated InterContinental Fund and Federated InterContinental Fund Pro Forma Combined, this includes a shareholder services/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services.
  Please see "Payments to Financial Intermediaries" herein. The administrator expects to voluntarily waive a portion of its fee.
  This voluntary waiver can be terminated any time. Total other expenses incurred by Federated InterContinental Fund Class C Shares and Federated InterContinental Fund Class C Shares - Pro Forma Combined (after the anticipated voluntary waiver) are expected to be 0.73% and 0.69%, respectively for the fiscal period ending November 30, 2007.
7   With respect to Federated InterContinental Fund Class C Shares and Federated InterContinental Fund Class C Shares - Pro Forma
  Combined, the shareholders indirectly bear the expenses of the Acquired Funds in which the Fund invests.  The Fund's estimated indirect expenses from investing in the Acquired Funds is based upon the average allocation of the Fund's investments in the
  Acquired Funds and upon the actual total operating expenses of the Acquired Funds (including  any current waivers and expense limitations) for the fiscal period ending November 30, 2007.  Actual Acquired Fund expenses incurred by the Fund may vary with changes in the allocation of the Fund assets among the Acquired Funds and with other events that directly affect the expenses of the Acquired Funds.
8   The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses incurred by the Federated International Capital Appreciation Fund's Class C Shares (after the voluntary waivers and reimbursements) will not exceed 2.40% (including distribution (12b-1) fees) for the fiscal year ending November 30, 2007.
  Although these actions are voluntary, the Adviser and its affiliates have agreed not to terminate these waivers or reimbursements until after January 31, 2008.
9   The Actual Annual Fund Operating Expenses excluding "Acquired Funds Fees and Expenses" for Federated InterContinental Fund Class
  C Shares and Federated InterContinental Fund Class C Shares - Pro Forma Combined is expected to be 2.29% for the fiscal period ending November 30, 2007.

EXAMPLE

  This example is intended to help you compare the cost of investing in the Class C Shares of the Funds with the cost of investing in other mutual funds.

  The Example assumes that you invest $10,000 in each respective Fund for the time periods indicated and then redeem all of your shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses are before waivers and reduction as shown in the Table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


                                                                   1 YEAR 3 YEARS 5 YEARS 10 YEARS

 FEDERATED INTERNATIONAL
 CAPITAL APPRECIATION FUND,
 CLASS C SHARES
Expenses assuming redemption                                        $373  $   838 $1,430   $3,032
Expenses assuming no redemption                                     $273  $   838 $1,430   $3,032
FEDERATED INTERCONTINENTAL FUND, CLASS C SHARES
Expenses assuming redemption                                        $354  $   782 $1,335   $2,846
Expenses assuming no redemption                                     $254  $   785 $1,335   $2,846
FEDERATED INTERCONTINENTAL FUND, PRO FORMA COMBINED CLASS C SHARES
Expenses assuming redemption                                        $348  $   764 $1,306   $2,786
Expenses assuming no redemption                                     $248  $   764 $1,306   $2,786

COMPARISON OF POTENTIAL RISKS AND REWARDS: PERFORMANCE INFORMATION


INTERNATIONAL CAPITAL APPRECIATION FUND

RISK/RETURN BAR CHART AND TABLE- CLASS A SHARES

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.



The `y' axis reflects the "% Total Return" beginning with "-40" and increasing in increments of 20% up to 0.80%.

The `x' axis represents calculation periods from the earliest first full calendar year end of the International Capital Appreciation Fund's start of business through the calendar year ended 2006. The light gray shaded chart features eight distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year. The calculated total return percentage for the International Capital Appreciation Fund for each calendar year is stated directly at the top of each respective bar, for the calendar years 1998 through 2006. The percentages noted are: 0.49%, 63.54%, (26.50)%, (25.60)%, (16.06%), 36.01%, 15.25%, 13.40% and
22.18% respectively.




The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

The Fund's Class A Shares total return for the nine-month period from January 1, 2007 to September 30, 2007 was 15.11%.

Within the period shown in the bar chart, the Fund's Class A Shares highest quarterly return was 33.68% (quarter ended December 31, 1999). Its lowest quarterly return was (21.16)% (quarter ended September 30, 2001).

AVERAGE ANNUAL TOTAL RETURN TABLE



The Average Annual Total Returns for International Capital Appreciation Fund's Class A Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown for all Classes. In addition, Return After Taxes is shown for Class A Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the MSCI-ACWI Ex. U.S. Returns shown for the MSCI-ACWI Ex. U.S. do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged and unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.




(For the periods ended December 31, 2006)

INTERNATIONAL CAPITAL APPRECIATION FUND                          1 YEAR  5 YEARS START OF PERFORMANCE1
CLASS A
Return Before Taxes                                              15.50% 11.50%   3.21%
Return After Taxes on Distributions2                             12.75% 10.89%   2.68%
Return After Taxes on Distributions and Sale of Fund Shares2     11.22% 9.85%    2.52%
CLASS B
Return Before Taxes                                              15.60% 11.58%   3.15%
CLASS C
Return Before Taxes3                                             20.18% 11.82%   3.04%
MSCI-ACWI EX. U.S.                                               23.85% 13.87%   5.22%

1 The Fund's Class A, Class B and Class C Shares start of performance date was
   July 1, 1997.
2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical FEDERAL income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do NOT reflect the effect of any applicable STATE and LOCAL taxes. After-tax returns for Class B and Class C Shares will differ from those shown above for Class A Shares. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.
3 Historical returns do not include the effect of a 1.00% front-end sales charge on Class C Shares purchased prior to February 1, 2007. Effective February 1, 2007, this sales charge was eliminated.
INTERCONTINENTAL FUND


RISK/RETURN BAR CHART AND TABLE (CLASS A SHARES)
The Fund is the successor to the Rochdale Atlas Portfolio pursuant to a reorganization completed on August 24, 2007. Prior to that date, the Fund had no investment operations. Accordingly, the performance information and financial information provided in this prospectus/proxy statement for periods prior to August 24, 2007, is historical information for the Rochdale Atlas Portfolio. Rochdale Atlas Portfolio was managed by Rochdale Investment Management and had the same investment objectives and similar strategies as the Fund.

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

The `y' axis reflects the "% Total Return" beginning with "0" and increasing in increments of (0.25)% up to 0.45%.

The `x' axis represents calculation periods from the earliest first full calendar year end of the Rochdale Fund's start of business through the calendar year ended 2006. The light gray shaded chart features eight distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year. The calculated total return percentage for the Rochdale Fund for each calendar year is stated directly at the top of each respective bar, for the calendar years 1999 through 2006. The percentages noted are: 29.82%, (20.64)%, (20.21)%, (9.92)%, 37.76%, 22.96%,
21.07% and 33.26% respectively.




The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

The Fund's Class A Shares total return for the nine-month period from January 1, 2007 to September 30, 2007 was 23.85%.

Within the period shown in the bar chart, the Fund's Class A Shares highest quarterly return was 17.67% (quarter ended June 30, 2003). Its lowest quarterly return was (16.97) % (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURN TABLE

The Average Annual Total Returns for the Fund's Class A Shares, Class B Shares and Class C Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown for all classes. In addition, Return After Taxes is shown for the Fund's Class A Shares to illustrate the effect of federal taxes on the Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the MSCI All Country World ex USA Index (MSCIACW), a broad-based market index and the Lipper International Multi-Cap Core Category Average (LIMCCA), an average of funds with similar objectives. Returns of the MSCIACW do not reflect taxes, sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. Indexes and averages are unmanaged and it is not possible to invest directly in an index or average.

(For the periods ended December 31, 2006)


                                                                 1 YEAR 5 YEARS START OF PERFOMANCE1
CLASS A SHARES
Return Before Taxes                                              25.94% 18.38%  11.02%
Return After Taxes on Distributions2                             25.86% 18.29%  10.73%
Return After Taxes on Distributions and Sale of Fund Shares2     17.71% 16.33%  9.65%
CLASS B SHARES3                                                  26.98% 18.77%  11.06%
CLASS C SHARES3                                                  31.49% 18.89%  11.08%
MSCIACW4                                                         27.16% 16.87%  10.91%
LIMCCA5                                                          25.19% 14.51%  NA

   1 The Fund's Class A Shares commenced operations on October 2, 1998. Class B Shares and Class C Shares commenced operations on August 24, 2007. The returns for the three indexes have been calculated since the inception of the Fund's Class A Shares.
   2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical FEDERAL income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do NOT reflect the effect of any applicable STATE and LOCAL taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.
   3 The Fund's Class B Shares and Class C Shares total returns for such periods are those of the Fund's Class A Shares, but are adjusted to reflect the sales charges or contingent deferred sales charge (CDSC) and expenses applicable to that Class.
   4 The MSCIACW is an unmanaged index representing 48 developed and emerging markets around the world that collectively comprise virtually all of the foreign equity stock markets.
   5 The LIMCCA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the Lipper International Multi-Cap category.
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

      Attached as Exhibit B to this Prospectus/Proxy Statement is the Management's Discussion of Fund Performance and a line graph for the most recent fiscal year for the Acquired Funds and for International Capital Appreciation Fund and Federated InterContinental Fund, the successor to Rochdale Atlas Portfolio.


FINANCIAL HIGHLIGHTS

INTERNATIONAL CAPITAL APPRECIATION FUND




      The Financial Highlights will help you understand the financial performance of the International Capital Appreciation Fund's Class A Shares, Class B Shares and Class C Shares for the past five fiscal years. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in International Capital Appreciation Fund, assuming reinvestment of any dividends and capital gains.

      This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's audited financial statements, is included in the Annual Report.

FINANCIAL HIGHLIGHTS-CLASS A SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                SIX MONTHS  YEAR ENDED YEAR ENDED   YEAR   YEAR ENDED YEAR ENDED
                                                                  ENDED     11/30/2006 11/30/2005  ENDED   11/30/2003 11/30/2002
                                                               (UNAUDITED)                         11/30/
                                                                5/31/2007                           2004
NET ASSET VALUE, BEGINNING OF PERIOD                                  12.79     $10.56      $9.34    $7.98      $6.36      $7.29
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           0.08      0.091      0.121    0.021      0.021   (0.10) 1
Net realized and unrealized gain (loss) on investments and             1.30       2.47       1.10     1.34       1.60     (0.83)
foreign currency transactions
   TOTAL FROM INVESTMENT OPERATIONS                                    1.38       2.56       1.22     1.36       1.62     (0.93)
LESS DISTRIBUTIONS:
Distributions from net investment income                             (0.09)     (0.10)         --       --         --         --
Distributions from net realized gain on investments and              (1.17)     (0.23)          -        -          -          -
foreign currency transactions
   TOTAL DISTRIBUTIONS                                               (1.26)     (0.33)          -        -          -          -
NET ASSET VALUE, END OF PERIOD                                       $12.91     $12.79     $10.56    $9.34      $7.98      $6.36
TOTAL RETURN2                                                       11.76%9     24.80%    13.06%3   17.044    25.47%5   (12.76%)

RATIOS TO AVERAGE NET ASSETS:
Net expenses                                                        1.49%10     1.60%6     1.55%6    1.65%      1.97%      1.72%
Net investment income (loss)                                        1.31%10      0.73%      1.22%    0.27%      0.25%    (1.36%)
Expense waiver/reimbursement7                                       0.28%10      0.30%      0.40%    0.53%      0.71%      0.44%
SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                            $147,969   $143,457   $134,084 $101,113    $66,281    $38,529
Portfolio turnover                                                      41%        98%       129%     133%       227%       247%
Redemption fees consisted of the following per share amounts         $0.008     $0.008     $0.008   $0.008          -          -

1 Per share numbers have been calculated using the average shares method.
2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
3 During the year, the Fund was reimbursed by the shareholder services provider, which had an impact of 0.10% on the total return.
4 During the year, the Fund was reimbursed by the Adviser, which had an impact of less than 0.01% on the total return.
5 During the year, the Fund was reimbursed by the Adviser for certain losses on
investments, which had an impact of less than 0.01% on the                total
return.
6 The net expense ratio is calculated without reduction for fees paid indirectly
for directed brokerage arrangements. The net expense ratios               are
1.60% and 1.55% for the years ended November 30, 2006 and 2005, respectively, after taking into account these expense reductions.
7 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
8 Represents less than $0.01.
9 During the period, the Fund received a regulatory settlement which had an impact of 0.07% on the total return.
10Computed on an annualized basis.
Further information about the Fund's performance is contained in the Annual Report, dated November 30, 2006, which can be obtained free of charge.

FINANCIAL HIGHLIGHTS--CLASS B SHARES

(For a Share Outstanding Throughout Each Period)

                                                    SIX MONTHS  YEAR ENDED YEAR ENDED     YEAR ENDED     YEAR ENDED       YEAR
                                                      ENDED     11/30/2006 11/30/2005     11/30/2004     11/30/2003      ENDED
                                                   (UNAUDITED)                                                          11/30/2002
                                                    5/31/2007
NET ASSET VALUE, BEGINNING OF PERIOD                     $12.15     $10.03      $8.96          $7.70          $6.20        $7.15
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.02    (0.01)1       0.03       (0.04) 1       (0.03) 1     (0.15) 1
Net realized and unrealized gain (loss) on                            2.37       1.04           1.30           1.53       (0.80)
investments and foreign currency transactions
                                                           1.24
   TOTAL FROM INVESTMENT OPERATIONS                        1.26       2.36       1.07           1.26           1.50       (0.95)
LESS DISTRIBUTIONS:
Distributions from net investment income                     --     (0.01)         --             --             --           --
Distributions from net realized gain on                  (1.17)     (0.23)          -              -              -            -
investments and foreign currency transactions
   TOTAL DISTRIBUTIONS                                   (1.17)     (0.24)          -              -              -            -
NET ASSET VALUE, END OF PERIOD                           $12.24     $12.15     $10.03          $8.96          $7.70        $6.20
TOTAL RETURN2                                           11.27%3     23.87%      11.94        16.36%3        24.19%4     (13.29)%

RATIOS TO AVERAGE NET ASSETS:
Net expenses                                             2.40%9     2.40%5       2.40          2.40%          2.72%        2.47%
Net investment income (loss)                             0.35%9    (0.07)%       0.32        (0.50)%        (0.53)%      (2.11)%
Expense waiver/reimbursement7                            0.28%9      0.30%       0.33          0.53%          0.71%        0.44%
SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                 $20,922    $21,052    $21,914        $25,690        $16,995      $16,326
Portfolio turnover                                          41%        98%        129           133%           227%         247%
Redemption fees consisted of the following per           $0.007     $0.007      $0.00         $0.007              -            -
share amounts

1 Per share numbers have been calculated using the average shares method.
2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
3 During the year, the Fund was reimbursed by the Adviser, which had an impact of 0.13% on the total return.
4 During the year, the Fund was reimbursed by the Adviser for certain losses on investments, which had an impact of less than 0.01% on the total return.
5 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 2.40% and 2.40% for the years ended November 30, 2006 and 2005, respectively, after taking into account these expense reductions.
6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
7 Represents less than $0.01.
8 During the period, the Fund received a regulatory settlement which had an impact of 0.06% on the total return.
9 Computed on an annualized basis.
Further information about the Fund's performance is contained in the Annual Report, dated November 30, 2006.

FINANCIAL HIGHLIGHTS--CLASS C SHARES

(For a Share Outstanding Throughout Each Period)

YEAR ENDED NOVEMBER 30                                              SIX MONTHS  YEAR ENDED YEAR ENDED  YEAR   YEAR ENDED YEAR ENDED
                                                                      ENDED     11/30/2006 11/30/2005  ENDED  11/30/2003 11/30/2002
                                                                   (UNAUDITED)                        11/30/
                                                                    5/31/2007                          2004
NET ASSET VALUE, BEGINNING OF PERIOD                                     $12.14     $10.06      $8.98   $7.72      $6.21      $7.17
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                               0.04    (0.01)1      0.041 (0.04)1    (0.04)1    (0.15)1
Net realized and unrealized gain (loss) on investments and                 1.23       2.35       1.04    1.30       1.55     (0.81)
foreign currency transactions
   TOTAL FROM INVESTMENT OPERATIONS                                        1.27       2.34       1.08    1.26       1.51     (0.96)
LESS DISTRIBUTIONS:
Distributions from net investment income                                  (0.01     (0.03)         --      --         --         --
Distributions from net realized gain on investments and                  (1.17)     (0.23)          -       -          -          -
foreign currency transactions
   TOTAL DISTRIBUTIONS                                                   (1.18)     (0.26)          -       -          -          -
NET ASSET VALUE, END OF PERIOD                                           $12.23     $12.14     $10.06   $8.98      $7.72      $6.21
TOTAL RETURN2                                                           11.34%8     23.71%     12.03% 16.32%3    24.32%4   (13.39)%

RATIOS TO AVERAGE NET ASSETS:
Net expenses                                                             2.40%9     2.40%5     2.40%5   2.40%      2.72%      2.47%
Net investment income (loss)                                             0.42%9    (0.06)%      0.46% (0.51)%    (0.54)%    (2.14)%
Expense waiver/reimbursement7                                            0.28%9      0.30%      0.33%   0.53%      0.71%      0.44%
SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                 $39,429    $34,855    $21,893 $14,906     $4,721     $3,812
Portfolio turnover                                                          41%        98%       129%    133%       227%       247%
Redemption fees consisted of the following per share amounts             $0.007     $0.007     $0.007  $0.007          -          -

1 Per share numbers have been calculated using the average shares method.
2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
3 During the year, the Fund was reimbursed by the Adviser, which had an impact of 0.13% on the total return.
4 During the year, the Fund was reimbursed by the Adviser for certain losses on investments, which had an impact of less than 0.01% on the total return.
5 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 2.40% and 2.40% for the years ended November 30, 2006 and 2005, respectively, after taking into account these expense reductions.
6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
7 Represents less than $0.01.
8 During the period, the Fund received a regulatory settlement which had an impact of 0.07% on the total return.
9 Computed on an annualized basis.
Further information about the Fund's performance is contained in the Annual Report, dated November 30, 2006, which can be obtained free of charge.




INTERCONTINENTAL FUND

      The Financial Highlights will help you understand InterContinental Fund's financial performance for its past five fiscal years. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in InterContinental Fund, assuming reinvestment of any dividends and capital gains.

      InterContinental Fund's fiscal year is November 30. As Class B Shares and Class C Shares' first fiscal year will end on November 30, 2007, the Fund's audited financial information for those classes is not available as of the date of this prospectus.

      Rochdale Atlas Portfolio (the "Predecessor Fund"), a portfolio of the Rochdale Investment Trust, was reorganized into InterContinental Fund, a portfolio of Federated Equity Funds, Class A Shares on August 24, 2007. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The information presented below incorporates the operations of the Predecessor Fund which, as a result of the reorganization, are the Fund's operations.

      The information has been audited by Tait, Weller & Baker LLP, Independent registered public accounting firm. Their report and the Predecessor Fund's financial statements are included in the Predecessor Fund's 2006 Annual Report.




FINANCIAL HIGHLIGHTS-CLASS A SHARES
(For a Share Outstanding Throughout Each Period)

PERIOD ENDED                                               Six Months        Year       Year        Year        Year            Year
                                                                Ended       Ended      Ended       Ended       Ended           Ended
                                                          06/30/07(1)    12/31/06               12/31/04    12/31/03        12/31/02
                                                                                    12/31/05
NET ASSET VALUE,                                               $56.98      $43.69     $36.32      $29.77      $21.74          $24.37
BEGINNING OF PERIOD
INCOME FROM
INVESTMENT OPERATIONS:
Net investment income                                         0.79(2)        0.72       0.38        0.05        0.19            0.20
Net realized and unrealized gain (loss) on                       9.56       13.78       7.27        6.75        8.01          (2.63)
investments
Total from investment operations                                10.35       14.50       7.65        6.80        8.20          (2.43)
LESS DISTRIBUTIONS:
From net investment income                                        ---      (0.65)     (0.28)      (0.25)      (0.17)          (0.21)
From net realized gain                                            ---      (0.57)         --          --          --              --
Total distributions                                               ---      (1.22)     (0.28)      (0.25)      (0.17)          (0.21)
Paid in capital from redemption fees                            --(3)        0.01      --(3)          --          --            0.01
(Note 2)
Net Asset Value, End of Period                                 $67.33      $56.98     $43.69      $36.32      $29.77          $21.74
Total Return                                                18.16%(4)      33.26%     21.07%      22.96%      37.76%         (9.92)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)                           $364.0      $273.6     $135.1       $59.2       $37.5           $28.1
Portfolio turnover rate                                    18.42% (4)      56.42%     38.97%      77.33%      54.68%          34.53%
RATIO OF EXPENSES TO AVERAGE NET ASSETS:                     1.70%(5)       1.70%      1.65%       1.73%       1.54%

                                                                                                                           1.64%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET               2.64% (5)       1.38%      1.15%       0.20%       0.91%
ASSETS:                                                                                                                        0.54%

(1) Unaudited.
(2) Net investment income per share is calculated by dividing net investment income by the average shares outstanding throughout the period.
(3) Less than $0.01 per share.
(4) Not annualized.
(5) Annualized.

INVESTMENT ADVISER

      The investment adviser for both Funds is Federated Global Investment Management Corp. (the "Adviser"). The Board of each Fund selects and oversees the Adviser. The Adviser manages the Funds' assets, including buying and selling portfolio securities. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The address of the Adviser is 450 Lexington Avenue, Suite 3700, New York, NY 10017-3943.

      The Adviser is a subsidiary of Federated Investors, Inc. ("Federated"). The Adviser and other subsidiaries of Federated advise approximately 148 equity, fixed-income, and money market mutual funds as well as a variety of customized separately managed accounts, which totaled approximately $237 billion in assets as of December 31, 2006. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,243 employees. Federated provides investment products to more than 5,500 investment professionals and institutions.


PORTFOLIO MANAGER INFORMATION


INTERNATIONAL CAPITAL APPRECIATION FUND

      The following individual serves as portfolio manager for International Capital Appreciation Fund:


REGINA CHI
Regina Chi has been the Fund's Portfolio Manager since July 2002. Ms. Chi joined Federated in August 1999 as a Senior Investment Analyst and became an Assistant Vice President of the Fund's Adviser in July 2000. Ms. Chi was previously employed with Clay Finlay, Inc., where she served as a Vice President/Portfolio Manager from July 1997 to July 1999 and as a Research Analyst from June 1994 to July 1997. Ms. Chi earned her B.A. in Economics and Philosophy from Columbia University.

      The  Fund's  SAI  provides  additional  information  about  the  Portfolio
Manager's  compensation,  management  of  other  accounts,   and   ownership  of
securities in the Fund.


 INTERCONTINENTAL FUND:

      The following individuals serve as portfolio managers for InterContinental
Fund:


AUDREY H. KAPLAN
Ms. Kaplan has been the Fund's Portfolio Manager since August 2007. Prior to joining Federated, Ms. Kaplan was employed with Rochdale Investment Management LLC where she served as a Portfolio Manager for several portfolios including the Rochdale Investment Trust Atlas Portfolio and Senior Vice President in Quantitative Research from February 2004 to August 2007. Prior to joining Rochdale, Ms. Kaplan was a Quantitative Analyst Consultant with the Hedge Fund Expansion Strategy of BlueCrest Capital Management from December 2002 to December 2003, Vice President and European Quantitative Strategist with Merrill Lynch International from August 2000 to December 2002, and Project Manager of Global Emerging Markets Research with Robert Fleming & Co., Ltd from February 1998 to December 1999. Ms. Kaplan has 18 years of experience in quantitative analysis, portfolio strategy, and research. Ms. Kaplan earned her B.S. in computer and systems engineering from Rensselaer Polytechnic Institute and her Masters in Finance from London Business School.


GEOFFREY C. PAZZANESE
Mr. Pazzanese has been the Fund's Portfolio Manager since August 2007. Prior to joining Federated, Mr. Pazzanese was employed with Rochdale Investment Management LLC where he served as a Quantitative Analyst and Senior Quantitative Analyst from January 2001 to August 2007. He was promoted to Portfolio Manager of the Rochdale Investment Trust Atlas Portfolio in January 2007. Prior to joining Rochdale, Mr. Pazzanese worked as a Quantitative Research Associate with Merrill Lynch in New York from April 2000 to January 2001 and Area Sales Manager for AXIS SpA from April 1992 to July 1998. Mr. Pazzanese received his B.S. in both Physics and Italian from the University of Wisconsin-Madison and his Master's degree in International Management from Thunderbird School of Global Management.

The Fund is the successor to the Rochdale Atlas Portfolio, a series of Rochdale Investment Trust pursuant to a reorganization that was completed on August 24, 2007. Prior to that date the Fund had no investment operations. Ms. Kaplan and Mr. Pazzanese have been the Portfolio Managers of the Fund since August 2007 and were the portfolio managers of the Rochdale Atlas Portfolio, since February 2004 and January 2007, respectively.

The Fund's SAI provides additional information about the Portfolio Managers' compensation, management of other accounts, and ownership of securities in the Fund.


ADVISORY FEES, SERVICE FEES, SHAREHOLDER FEES AND OTHER EXPENSES



      The service providers for both Funds are identical. InterContinental Fund has a lower gross advisory fee of 1.00% versus the 1.25% for International Capital Appreciation Fund. InterContinental Fund also has lower anticipated net expenses with 1.52%, 2.31% and 2.30% for Class A Shares, Class B Shares and Class C Shares respectively, versus 1.60%, 2.40% and 2.40% for the Class A Shares, Class B Shares and Class C Shares respectively, for International Capital Appreciation Fund and lower gross expenses, 1.98%, 2.25% and 2.51% respectively, for InterContinental Fund versus 2.20%, 2.70% and 2.70% respectively, for International Capital Appreciation Fund. Both funds have a 12b-1 fee for all share classes. While both Funds have a 0.25% 12b-1 fee approved on their Class A Shares neither Fund has any present intention paying or accruing the distribution (12b-1) fees for the fiscal year ending November 30, 2007.






INVESTMENT ADVISORY FEES

      The Adviser receives an annual investment advisory fee of 1.00% of InterContinental Fund's average daily net assets. The annual investment advisory fee for the Federated International Capital Appreciation Fund is 1.25% of International Capital Appreciation Fund's average daily net assets. A discussion of the Board's review of the International Capital Appreciation Fund's investment advisory contract is available in its Semi-Annual Report dated May 31, 2007.


ADMINISTRATIVE FEES

      Federated Administrative Services ("FAS"), an affiliate of the Adviser, serves as administrator to Federated International Capital Appreciation Fund and Federated InterContinental Fund and provides certain administrative personnel and services as necessary. FAS provides these services at an annual rate based on the average aggregate daily net assets of the Funds and most of the other Federated funds advised by the Adviser or its affiliates. The rate charged by FAS is based on a scale that ranges from 0.150% on the first $5 billion of average aggregate daily nets assets to 0.075% on assets over $20 billion. FAS' minimum annual administrative fee with respect to each Fund is $150,000 per portfolio and $40,000 per each additional class of shares. FAS may choose to voluntarily waive a portion of its fee.

      The Funds and their affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Funds.


SERVICE FEES

      Either Fund may pay a Service Fee of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts. Intermediaries that receive Services Fees may include a company affiliated with management of Federated. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.


RULE 12B-1 FEES

      Both Funds have adopted a Rule 12b-1 Plan, which allows them to pay marketing fees of up to 0.25% of average net assets of the Funds Class A Shares and 0.75% of average net assets of the Fund's Class B and Class C Shares to the Distributor for the sale, distribution, administration and customer servicing of the Fund's Class A, Class B and Class C Shares. When the Distributor receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.


ACCOUNT ADMINISTRATION FEES

      The Funds may pay Account Administration Fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to the Funds and shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.


RECORDKEEPING FEES

      The Funds may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.


NETWORKING FEES

      The Funds may reimburse Networking Fees on a per account per year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.


ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

      The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to the Funds shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Funds to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Funds' prospectuses and described above because they are not paid by the Funds.

      These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments made by the Funds to the financial intermediary under a Rule 12b-1 Plan and/or Service Fees arrangement. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary's organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.

                      INFORMATION ABOUT THE REORGANIZATION


DESCRIPTION OF THE PLAN OF REORGANIZATION





      The Plan provides for the Reorganization to occur on the Closing Date, which is expected to be on or after January 18, 2008. On the Closing Date, all of the assets of International Capital Appreciation Fund will be transferred to InterContinental Fund. In exchange for the transfer of these assets,
InterContinental Fund will simultaneously issue to International Capital Appreciation Fund a number of full and fractional Class A Shares, Class B Shares and Class C Shares of InterContinental Fund equal in value to the aggregate NAV of the Class A, Class B Shares and Class C Shares, respectively, of International Capital Appreciation Fund calculated as of 4:00 p.m. on the Closing Date.




      The value of International Capital Appreciation Fund's assets to be acquired by InterContinental Fund shall be the value of such assets at the closing on the Closing Date of the Reorganization using the valuation procedures set forth in InterContinental Fund's Declaration of Trust and its current Prospectus and SAI, or such other valuation procedures as International Capital Appreciation Fund and InterContinental Fund shall mutually agree. Each Fund's valuation procedures are similar; for example, the Funds generally value equity securities according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market). If prices are not available from an independent pricing service, securities traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the security as provided by an investment dealer or other financial institution that deals in the security. There are no material differences between the valuation procedures of International Capital Appreciation Fund and InterContinental Fund.

      International Capital Appreciation Fund will discharge all of its liabilities and obligations prior to consummation of the Reorganization. Following the transfer of its assets in exchange for Class A Shares, Class B Shares and Class C Shares of InterContinental Fund, International Capital Appreciation Fund will distribute the Class A Shares, Class B Shares and Class C Shares of InterContinental Fund pro rata to shareholders of record of Class A Shares, Class B Shares and Class C Shares, of International Capital Appreciation Fund, respectively, in complete liquidation of International Capital Appreciation Fund. Shareholders of International Capital Appreciation Fund owning shares at the closing on the Closing Date of the Reorganization will receive a number of Class A Shares, Class B Shares and Class C Shares, respectively, of InterContinental Fund with the same aggregate value as the shareholder had in International Capital Appreciation Fund immediately before the Reorganization. This distribution will be accomplished by the establishment of accounts in the names of International Capital Appreciation Fund's shareholders on the share records of InterContinental Fund's transfer agent. InterContinental Fund does not issue share certificates to shareholders.




      Following the consummation of the Reorganization, International Capital Appreciation Fund will then be terminated. The Corporation will amend its Articles of Incorporation to remove International Capital Appreciation Fund as a series of the Corporation.

      The transfer of shareholder accounts from International Capital Appreciation Fund to InterContinental Fund will occur automatically. It is not necessary for International Capital Appreciation Fund shareholders to take any action to effect the transfer. PLEASE DO NOT ATTEMPT TO MAKE THE TRANSFER YOURSELF. IF YOU DO SO, YOU MAY DISRUPT THE MANAGEMENT OF THE FUNDS' PORTFOLIOS.

      The Plan contains customary representations, warranties and conditions. The Plan provides that the consummation of the Reorganization is conditioned upon, among other things: (i) approval of the Reorganization by International Capital Appreciation Fund's shareholders; and (ii) the receipt by the Corporation and the Trust of an opinion to the effect that the Reorganization will be tax-free to International Capital Appreciation Fund, its shareholders and InterContinental Fund. The Plan may be terminated if, before the Closing Date, any of the required conditions have not been met, the representations and warranties are not true or the Board or the Board of the Trust determines that the Reorganization is not in the best interest of the shareholders of Internatioanl Capital Appreciation Fund or InterContinental Fund, respectively.

      The expenses of the Reorganization will be paid by InterContinental Fund's Adviser or its affiliates. Reorganization expenses include, without limitation: expenses associated with the preparation and filing of this Prospectus/Proxy Statement; postage; printing; accounting fees; legal fees in drafting of proxy statement/prospectus; proxy solicitation costs; and other related administrative or operational costs. Any brokerage charges associated with the disposition of portfolio securities by the International Capital Appreciation Fund, prior to the Reorganization will be borne by the International Capital Appreciation Fund.




      The foregoing brief summary of the Plan is qualified in its entirety by the terms and provisions of the Plan, a copy of which is attached hereto as Exhibit A and incorporated herein by reference.


DESCRIPTION OF THE INTERCONTINENTAL FUND'S SHARE CLASSES AND CAPITALIZATION

      Class A Shares, Class B Shares and Class C Shares of InterContinental Fund to be issued to shareholders of International Capital Appreciation Fund's Class A Shares, Class B Shares and Class C Shares, respectively, under the Plan will be fully paid and non-assessable when issued, transferable without restriction and will have no preemptive or conversion rights. Reference is hereby made to the Prospectus of InterContinental Fund provided herewith for additional information about Class A Shares, Class B Shares and Class C Shares of InterContinental Fund.

            The following tables sets forth the unaudited capitalization of InterContinental Fund's and International Capital Appreciation Fund's Class A Shares, Class B Shares and Class C Shares as of June 30, 2007 and on a pro forma combined basis after giving effect to the Reorganization as of that date:

                                                                                                          Net Asset Value Per Share
Fund                                                                 Total Net Assets* Shares Outstanding
Federated International Capital Appreciation Fund - Class A Shares
                                                                          $154,687,372         11,973,637                    $12.92
Adjustments                                                                                   (9,629,534)
Federated InterContinental Fund - Class A Shares
                                                                          $376,396,114          5,703,812                    $65.99
Federated InterContinental Fund, Pro Forma Combined - Class A Shares

                                                                          $531,083,489          8,047,915                    $65.99

Federated International Capital Appreciation Fund - Class B Shares
                                                                           $19,875,100          1,626,547                    $12.22
Adjustments                                                                                   (1,325,363)
Federated InterContinental Fund - Class B Shares
                                                                              $394,537              5,979                    $65.99
Federated InterContinental Fund, Pro Forma Combined - Class B Shares

                                                                           $20,269,637            307,163                    $65.99

Federated International Capital Appreciation Fund - Class C Shares
                                                                           $39,838,384          3,262,435                    $12.21
Adjustments                                                                                   (2,658,732)
Federated InterContinental Fund - Class C Shares
                                                                              $212,619              3,222                    $65.99
Federated InterContinental Fund, Pro Forma Combined - Class C Shares

                                                                           $40,051,003            606,925                    $65.99

* Does not reflect additional $21,174 assets of Federated InterContinental Fund represented by other share classes.

FEDERAL TAX CONSEQUENCES

      As a condition to the Reorganization, InterContinental Fund and International Capital Appreciation Fund will receive an opinion of counsel to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), current administrative rules and court decisions, for federal income tax purposes:

   {circle}the Reorganization as set forth in the Plan will constitute a tax-free reorganization under section 368(a) of the Code, and International Capital Appreciation Fund and InterContinental Fund each will be a "party to a reorganization" within the meaning of section 368(b) of the Code;

   {circle}no gain or loss will be recognized by InterContinental Fund upon its receipt of International Capital Appreciation Fund's assets in exchange for Class A Shares, Class B Shares and Class C Shares of InterContinental Fund;

   {circle}no  gain  or  loss  will   be  recognized  by  International  Capital
      Appreciation Fund upon transfer of its assets to InterContinental Fund in exchange for InterContinental Fund Class A Shares, Class B Shares and Class C Shares or upon the distribution of InterContinental Fund's shares to International Capital Appreciation Fund's shareholders in exchange for their Class A Shares, Class B Shares and Class C Shares, respectively;

   {circle}no  gain  or loss will be recognized by shareholders of International
      Capital Appreciation Fund upon exchange of their Class A Shares, Class B Shares and Class C Shares for Class A Shares, Class B Shares and Class C Shares, respectively, of InterContinental Fund;

   {circle}the aggregate tax basis of the Class  A  Shares,  Class  B Shares and
      Class C Shares of InterContinental Fund received by each shareholder of International Capital Appreciation Fund pursuant to the Plan will be the same as the aggregate tax basis of the shares of International Capital Appreciation Fund held by such shareholder immediately prior to the Reorganization;

   {circle}the holding period of InterContinental Fund's Class A Shares, Class B
      Shares and Class C Shares received by each shareholder of International Capital Appreciation Fund pursuant to the Plan will include the period during which International Capital Appreciation Fund Class A Shares, Class B Shares and Class C Shares, respectively, exchanged therefor were held by such shareholder, provided the shares of International Capital Appreciation Fund were held as capital assets on the date of the Reorganization;

   {circle}the  tax  basis of the assets of International  Capital  Appreciation
      Fund acquired by InterContinental Fund will be the same as the tax basis of such assets to International Capital Appreciation Fund immediately prior to the Reorganization; and

   {circle}the holding period of International Capital Appreciation Fund's assets in the hands of InterContinental Fund will include the period during which those assets were held by International Capital Appreciation Fund.

      The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on InterContinental Fund, International Capital Appreciation Fund or International Capital Appreciation Fund's shareholders with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

      Shareholders of International Capital Appreciation Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisors about state and local tax consequences, if any, of the Reorganization.




      Before the Reorganization, International Capital Appreciation Fund may distribute ordinary income and realized capital gains, if any, to shareholders. Please see the Tax Consequences table under "Summary-Tax Consequences" for more information.





COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

      Both the Corporation and the Trust are open-end, management investment companies. The Corporation was established under the laws of the State of
Maryland. The Trust was established under the laws of the Commonwealth of Massachusetts. The rights of shareholders of International Capital Appreciation Fund and InterContinental Fund are defined by the respective Funds' Articles of Incorporation or Declaration of Trust, as applicable and Bylaws. The chart below describes some of the differences between your rights as a shareholder of International Capital Appreciation Fund and your rights as a shareholder of InterContinental Fund.

  CATEGORY                                  INTERNATIONAL CAPITAL APPRECIATION FUND                                INTERCONTINENTAL
                                                                                                                         FUND
PREEMPTIVE    None                                                                                                 Same
RIGHTS
PREFERENCES   None                                                                                                 Same
APPRAISAL     None                                                                                                 Same
RIGHTS
CONVERSION    None                                                                                                 Same
RIGHTS
EXCHANGE      None                                                                                                 Same
RIGHTS (other
than the
right to
exchange for
shares of the
same class of
other
Federated
mutual funds
as provided
in the Funds'
prospectuses)
MINIMUM       Class A Shares - $1,500                                                                              Same
ACCOUNT SIZE  Class B Shares - $1,500
              Class C Shares - $1,500
ANNUAL        Not required                                                                                         Same
MEETINGS
RIGHT TO CALL Shall be called upon the written request of the holders of at least 10% of outstanding shares of the Same
SHAREHOLDER   Fund entitled to vote at the meeting.
MEETINGS
NOTICE OF     Not less than ten nor more than ninety days before the  date  of  every Annual or Special Meeting of Mailed   to  each
MEETINGS      shareholders the Secretary or an Assistant Secretary shall give to each shareholder of record of the shareholder
              Corporation or of the relevant Series or Class written notice of such meeting.                       entitled to  vote
                                                                                                                   at  least  7 days
                                                                                                                   before        the
                                                                                                                   meeting.

     CATEGORY      INTERNATIONAL                                        INTERCONTINENTAL FUND
                      CAPITAL
                    APPRECIATION
                        FUND
RECORD DATE FOR    The  Board  of The Board of  Trustees  may fix a date not more than 60 days before the meeting date as the record
MEETINGS           Directors  may date for determining shareholders entitled to notice of or to vote at any Meeting of shareholders.
                   fix in advance
                   a  date as the
                   record    date
                   for        the
                   purpose     of
                   determining
                   shareholders
                   entitled    to
                   notice  of  or
                   to vote at any
                   meeting     of
                   shareholders.
QUORUM FOR         The   presence To constitute a quorum for  the  transaction  of any business at any meeting of shareholders there
MEETINGS           in  person  or must be present, in person or by proxy, holders of one-fourth of the total number of Shares of the
                   by  proxy   of Trust outstanding and entitled to vote at such meeting without regard to Class except with respect the holders of to any matter which by law requires the separate  approval  of  one  or more Series or Classes, in
                   one-third   of which case the presence in person or by proxy of the holders of one-fourth, as set forth above, of the  shares of the Shares of each Series or Class entitled to vote separately on the  matter  shall  constitute a stock  of  the quorum. When any one or more Series or Class is entitled to vote as a single Series or Class, more
                   Corporation    than  one-fourth  of  the Shares of each such Series or Class entitled to vote shall constitute  a
                   entitled    to quorum at a Shareholders' meeting of that Series or Class.
                   vote   without
                   regard      to
                   class    shall
                   constitute   a
                   quorum  at any
                   meeting of the
                   shareholders,
                   except    with
                   respect to any
                   matter   which
                   by         law
                   requires   the
                   separate
                   approval    of
                   one   or  more
                   classes     of
                   stock,      in
                   which case the
                   presence    in
                   person  or  by
                   proxy  of  the
                   holders     of
                   one-third   of
                   the  shares of
                   stock  of each
                   class entitled
                   to        vote
                   separately  on
                   the     matter
                   shall
                   constitute   a
                   quorum.
VOTE REQUIRED FOR  Except      as A plurality of votes cast at the meeting.
ELECTION OF        otherwise
TRUSTEES/DIRECTORS provided    by
                   law,       any
                   vacancy
                   occurring   in
                   the  Board  of
                   Directors  for
                   any      cause
                   other than  by
                   reason  of  an
                   increase    in
                   the  number of
                   Directors  may
                   be filled by a
                   majority    of
                   the  remaining
                   members of the
                   Board       of
                   Directors
                   although  such
                   majority    is
                   less   than  a
                   quorum and any
                   vacancy
                   occurring   by
                   reason  of  an
                   increase    in
                   the  number of
                   Directors  may
                   be  filled  by
                   action   of  a
                   majority    of
                   the     entire
                   Board       of
                   Directors then
                   in office.
ADJOURNMENT OF     In the absence In the absence of a quorum,  a  plurality  of the shares present in person or by proxy entitled to
MEETINGS           of a quorum at vote may adjourn the meeting from time to time  without further notice than by announcement at the any meeting, a meeting until a quorum shall be present.
                   majority    of
                   those
                   shareholders
                   present     in
                   person  or  by
                   proxy      may
                   adjourn    the
                   meeting   from
                   time  to  time
                   to  a date not
                   later than 120
                   days after the
                   original
                   record    date
                   without
                   further notice
                   other than  by
                   announcement
                   to be given at
                   the    meeting
                   until        a
                   quorum,     as
                   above defined,
                   shall       be
                   present.

CATEGORY           INTERNATIONAL  INTERCONTINENTAL FUND
                   CAPITAL
                   APPRECIATION
                   FUND
REMOVAL OF         At any meeting A Trustee  may  be  removed  from  office at any special meeting of shareholders by a vote of two-
TRUSTEES/          of             thirds of the outstanding shares.
DIRECTORS BY       shareholders
SHAREHOLDERS       duly    called
                   for        the
                   purpose     of
                   removing     a
                   Dirctor,   any
                   Director   may
                   by the vote of
                   a  majority of
                   all   of   the
                   Shares
                   entitled    to
                   vote        be
                   removed   from
                   office.
PERSONAL LIABILITY Directors  and Trustees and officers of the Trust shall  be  liable for the their willful misfeasance, bad faith,
OF OFFICERS AND    officers    of gross negligence or reckless disregard of the duties  involved  in  the  conduct  of the office of
TRUSTEES/DIRECTORS the            Trust or officer, as the case may be, and for nothing else.
                   Corporation
                   shall       be
                   liable     for
                   their  willful
                   misfeasance,
                   bad     faith,
                   gross
                   negligence  or
                   reckless
                   disregard   of
                   the     duties
                   involved    in
                   the conduct of
                   the  office of
                   Director    or
                   officer,    as
                   the  case  may
                   be,   and  for
                   nothing else.
PERSONAL LIABILITY Under Maryland Under  certain  circumstances,  shareholders  may  be  held  personally  liable as partners  under
OF SHAREHOLDERS    corporate  law Massachusetts law for obligations of the Trust.  To protect its shareholders,  the Trust has filed
                   no    personal legal documents with Massachusetts that expressly disclaim the liability of its  shareholders  for
                   liability      acts or obligations of the Trust.
                   passes through
                   to             In  the  unlikely  event  a shareholder is held personally liable for the Trust's obligations, the
                   shareholders   Trust is required by the Declaration  of  Trust  to  use its property to protect or compensate the of  the  fund. shareholder. On request, the Trust will defend any claim  made  and  pay  any  judgment  against a
                   Under Maryland shareholder  for  any  act  or  obligation of the Trust.  Therefore, financial loss resulting from corporate law, liability as a shareholder will occur  only  if  the  Trust  itself cannot meet its obligations to
                   there       is indemnify shareholders and pay judgments against them.
                   generally   no
                   shareholder
                   liability  for
                   acts        or
                   obligations of
                   the
                   corporation.

CATEGORY     INTERNATIONAL  INTERCONTINENTAL FUND
             CAPITAL
             APPRECIATION
             FUND
RIGHTS OF    Under      the Under Massachusetts  law,  and  under  the Bylaws of the Trust, the trustees of a Massachusetts business
INSPECTION   General   Laws trust may from time to time determine whether  and  to  what  extent,  and at what times and places, and of  the  State under what conditions and regulations the accounts and books of the Trust  maintained  on behalf of each
             of   Maryland, series and class of shares of the Trust or any of them may be open to the inspection of the shareholders
             the    by-laws of any series or class; and no shareholder may have any right to inspect any account or book or document
             and        the of the Trust except that, to the extent such account or book or document relates to the  series or class
             minutes   must in which he is a shareholder or the Trust generally, such shareholder will have such right of inspection
             be   available as conferred by laws or authorized by the trustees or by resolution of the shareholders of  the relevant for inspection series or class.
             by
             shareholders.
             Maryland   law
             provides  that
             one   or  more
             persons    who
             together   are
             shareholders
             of at least 5%
             of         the
             outstanding
             shares  of the
             corporation
             for  at  least
             six months may
             inspect    the
             Fund's   books
             of account and
             stock  ledger,
             statement   of
             the
             corporation's
             affairs,   and
             present to any
             officer     or
             resident agent
             a      written
             request  for a
             list   of  the
             Maryland
             Fund's
             shareholders.



LIQUIDATION  Maryland   law The trustees of a Massachusetts business trust may resolve to liquidate or dissolve a fund or  new fund,
AND          requires       or  any class thereof, without prior shareholder approval and without first redeeming all of the  shares
DISSOLUTION  shareholder    of the  respective  fund.   Although Massachusetts law allows the trust to liquidate without shareholder
             approval    to approval, the declaration of trust can amend this allowance.  The declaration of trust provides that the
             dissolve     a Trust may sell all of its assets upon approval by a majority of the shareholders.
             fund.       To
             circumvent the
             shareholder
             approval
             requirement,
             the  Directors
             can      first
             redeem all  of
             the
             outstanding
             shares  of the
             fund.      The
             Directors  can
             redeem     the
             shares without
             shareholder
             approval,  and
             once       the
             shares    have
             been redeemed,
             the  Directors
             can  liquidate
             the series  or
             class  without
             shareholder
             approval.
             Also,  in  the
             event  that no
             shares  of   a
             class       or
             series     are
             outstanding, a
             majority    of
             the  Directors
             may  vote   to
             liquidate  any
             class       or
             series without
             shareholder
             approval.


NUMBER OF    3,000,000,000  Shares shall have $.001 per share without par value.
AUTHORIZED   shares      of
SHARES; PAR  common  stock,
VALUE        all  of  which
             have   a   par
             value  of  one
             tenth   of   a
             cent   ($.001)
             per     share,
             with        an
             aggregate  par
             value       of
             $3,000,000.

 INFORMATION ABOUT INTERCONTINENTAL FUND AND INTERNATIONAL CAPITAL APPRECIATION
                                      FUND


WHERE TO FIND ADDITIONAL INFORMATION





      Information about International Capital Appreciation Fund is included in its Prospectus and its SAI dated February 1, 2007, each of which is incorporated herein by reference. Information about InterContinental Fund is included in its Prospectus and its SAI dated June 25, 2007 (Revised August 2, 2007), each of which is incorporated herein by reference. A copy of the Prospectus for InterContinental Fund accompanies this Prospectus/Proxy Statement. Copies of the SAI of InterContinental Fund, the Prospectus and SAI of International Capital Appreciation Fund and the SAI dated November 20, 2007 relating to this Prospectus/Proxy Statement, all of which have been filed with the SEC, may be obtained without charge by contacting the Funds at 1-800-341-7400 or by writing to Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Prospectuses and SAIs of International Capital Appreciation Fund and InterContinental Fund are also available electronically at Federated's website at FederatedInvestors.com.




      InterContinental Fund, and the Corporation, on behalf of International Capital Appreciation Fund, are subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act, and in accordance therewith file reports and other information with the SEC. Reports, proxy and information statements and other information filed by InterContinental Fund and by the Corporation, on behalf of International Capital Appreciation Fund, can be obtained by calling or writing the Funds and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the SEC's website (www.sec.gov).


LEGAL PROCEEDINGS

      Since October 2003, Federated and related entities (collectively, "Federated"), and various Federated funds ("Funds"), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company ("FIMC"), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds' board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators' findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless (i) at least 75% of the fund's directors are independent of Federated, (ii) the chairman of each such fund is independent of Federated, (iii) no action may be taken by the fund's board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively, and (iv) the fund appoints a "senior officer" who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated's announcement which, along with previous press releases and related communications on those matters, is available in the "About Us" section of Federated's website at FederatedInvestors.com.

      Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

      The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.


              ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING





       Proxies are being solicited by the Board of the Corporation, on behalf of its portfolio, International Capital Appreciation Fund. The proxies will be voted at the special meeting of shareholders of International Capital Appreciation Fund to be held at 2:00 p.m. (Eastern Time) on January 11, 2008, at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000 (such special meeting and any adjournment or postponement thereof are referred to as the "Special Meeting").




      The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by ICF's Adviser or its affiliates. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of ICF's Adviser or its affiliates or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, through Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form. The Trust may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.




      The purpose of the Special Meeting is set forth in the accompanying Notice. The Board of the Corporation knows of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Prospectus/Proxy Statement and the enclosed proxy card are expected to be mailed on or about November 28, 2007, to shareholders of record at the close of business on November 12, 2007 (the "Record Date").




      International Capital Appreciation Fund's Annual Report, which includes audited financial statements for its fiscal year ended November 20, 2006, and its Semi-Annual Report containing unaudited financial statements for the six-month period ended May 31, 2007, were previously mailed to shareholders of International Capital Appreciation Fund. Since InterContinental Fund is a newly created series and this is InterContinental Fund's first fiscal year, an annual report is not yet available. International Capital Appreciation Fund will promptly provide, without charge and upon request, to each person to whom this Prospectus/Proxy Statement is delivered, a copy of its Annual Report and/or the Semi-Annual Report. Requests for Annual Reports or Semi-Annual Reports for International Capital Appreciation Fund may be made by writing to the Fund's principal executive offices or by calling the toll-free telephone number, 1-800-341-7400. The principal executive office for both Funds is located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The reports are also available electronically at Federated's website at FederatedInvestors.com.


PROXIES, QUORUM AND VOTING AT SPECIAL MEETING

      Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each share of International Capital Appreciation Fund is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. The votes of shareholders of InterContinental Fund are not being solicited since their approval is not required in order to effect the Reorganization.

      Any person given a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. IF NO INSTRUCTION IS GIVEN ON THE PROXY, THE PERSONS NAMED AS PROXIES WILL VOTE THE SHARES REPRESENTED THEREBY IN FAVOR OF APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.




      In  order  to hold the Special Meeting,  a  "quorum"  of  shareholders  of
International Capital  Appreciation  Fund  must  be  present.   One-third of the
shares entitled to vote shall constitute a quorum.

      Shareholder approval with respect to the proposal requires the affirmative vote of "a majority of the outstanding voting securities" as defined in the 1940 Act. This vote requires the lesser of (A) 67% or more of the shares of International Capital Appreciation Fund present at the meeting, voting together as a single class, if the shareholders of more than 50% of the outstanding shares of International Capital Appreciation Fund are present or represented by proxy; or (B) more than 50% of the outstanding shares of International Capital Appreciation Fund, voting together as a single class.




      For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposal.

      If a quorum is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting from time to time to a date not later than 120 days after the original record date without further notice other than by announcement to be given at the meeting until a quorum is met. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to the proposal. All such adjournments will require the affirmative vote of a plurality of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote. A shareholder vote may be taken on the proposal in this Prospectus/Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.


SHARE OWNERSHIP OF THE FUNDS

      Officers and Directors of the Corporation own less than 1% of International Capital Appreciation Fund's outstanding shares.

SHARE OWNERSHIP OF THE FUNDS





ISSUER                                            SHARE CLASS    OUTSTANDING SHARES NUMBER OF VOTES ENTITLED TO VOTE
Federated International Capital Appreciation Fund Class A Shares 10,834,645.9890    10,834,645.9890
Federated International Capital Appreciation Fund Class B Shares 1,566,792.0600     1,566,792.0600
Federated International Capital Appreciation Fund Class C Shares 3,295,744.3580     3,295,744.3580


ISSUER                          SHARE CLASS    OUTSTANDING SHARES NUMBER OF VOTES ENTITLED TO VOTE
Federated InterContinental Fund Class A Shares 6,898,032.7170     6,898,032.7170
Federated InterContinental Fund Class B Shares 131,141.7070       131,141.7070
Federated InterContinental Fund Class C Shares 310,589.7430       310,589.7430


      At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Class A Shares of International Capital Appreciation Fund: Edward Jones & Co., Maryland
Heights, MO, owned approximately 1,034,291 Shares (9.55%), State Street Corporation, Boston, MA, owned approximately 1,482,445 Shares (13.68%) and Enterprise Trust & Investment Co., Los Gatos, CA, owned approximately 1,954,938 Shares (18.04%).

      At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Class B Shares of International Capital Appreciation Fund: Merrill Lynch Pierce Fenner, Jacksonville, FL, 78,358 Shares (5.00%), Edward Jones & Co., Maryland Heights, MO, owned approximately 115,805 Shares (7.39%) and Pershing LLC, Jersey City, NJ, owned 189,887 Shares (12.12%).

      At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Class C Shares of International Capital Appreciation Fund: Citigroup Global Markets, Inc., New York, NY, owned approximately 539,681 Shares (16.38%).

      Officers and Trustees of InterContinental Fund own less than 1% of each class of InterContinental Fund's outstanding shares.

      At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Class A Shares of InterContinental Fund: Pershing LLC, Jersey City, NJ, owned approximately 4,921,445 Shares (71.35%).

      At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Class B Shares of InterContinental Fund: Merrill Lynch Pierce Fenner, Jacksonville, FL, owned approximately 8,187 Shares (6.24%) and Pershing LLC, Jersey City, NJ, owned approximately 20,290 Shares (15.47%).

      At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Class C Shares of InterContinental Fund: Pershing LLC, Jersey City, NJ, owned approximately 23,271 Shares (7.49%) Morgan Stanley & Co., Jersey City, NJ, owned approximately 28,331 Shares (9.12%) and Merrill Lynch Pierce Fenner, Jacksonville, FL, owned approximately 81,441 (26.22%).




Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.


INTERESTS OF CERTAIN PERSONS

      Each Fund is managed by the Adviser. The Adviser is a subsidiary of Federated. All of the voting securities of Federated are owned by a trust, the trustees of which are John F. Donahue, his wife and his son, J. Christopher Donahue. John F. Donahue and J. Christopher Donahue currently serve as trustees/directors of both the Trust and the Corporation.



          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

      The International Capital Appreciation Fund is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a Proxy Statement for the next meeting of shareholders should send their written proposals to Federated InterContinental Fund, Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.

      No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of International Capital Appreciation Fund.

 SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE
                                 UNITED STATES.

                                             By Order of the Board of Directors,

                                                           /s/ John W. McGonigle
                                                    John W. McGonigle, Secretary

November 20, 2007

                                                                       EXHIBIT A
                      AGREEMENT AND PLAN OF REORGANIZATION



       THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 13 day of November 2007, by and between FEDERATED EQUITY FUNDS (the "Trust"), a Massachusetts business Trust, with its principal place of business at 5800 Corporate Drive, Pittsburgh, PA, 15237, with respect to Federated InterContinental Fund, a series of the Trust ("Acquiring Fund"), and FEDERATED WORLD INVESTMENT SERIES, INC, a Maryland corporation, with its principal place of business at 5800 Corporate Drive, Pittsburgh, PA, 15237 (the "Corporation"), with respect to Federated International Capital Appreciation Fund, a series of the Corporation ("Acquired Fund" and, collectively with the Acquiring Fund, the "Funds").




       This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368 of the United States Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of the Acquired Fund in exchange for Class A Shares, Class B Shares and Class C Shares of the Acquiring Fund ("Acquiring Fund Shares"); and
(ii) the distribution of Class A Shares, Class B Shares and Class C Shares of the Acquiring Fund to the holders of Class A Shares, Class B Shares and Class C Shares, respectively, of the Acquired Fund and the liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the "Reorganization").

       WHEREAS, the Acquired Fund is a separate series of the Corporation, the Acquiring Fund is a separate series of the Trust and the Corporation and the Trust are open-end, registered management investment companies and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

       WHEREAS, the Acquiring Fund and the Acquired Fund are authorized to issue their shares of beneficial interests;

       WHEREAS, the Trustees of the Trust have determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

       WHEREAS, the Directors of the Corporation have determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization;

       NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                                       ARTICLE*I



                                        TRANSFER OF ASSETS OF THE ACQUIRED FUND
                                       IN EXCHANGE FOR ACQUIRING FUND SHARES AND
                                           LIQUIDATION OF THE ACQUIRED FUND

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees: (i) to deliver to the Acquired Fund the number of each class full and fractional Acquiring Fund Shares, determined by (a) multiplying the shares outstanding of each class of the Acquired Fund by (b) the ratio computed by dividing (x) the net asset value per share of such class of the Acquired Fund by (y) the net asset value per share of the corresponding class of the Acquiring Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2. Holders of the Acquired Fund's Class A Shares, Class B Shares and Class C Shares will receive Class A Shares, Class B Shares and Class C Shares, respectively, of the
Acquiring Fund. Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.

1.2 ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of property having a value equal to the total net assets of the Acquired Fund, including, without limitation, cash, securities, commodities, interests in futures and dividends or interest receivable, owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date.

       The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund's assets as of the date of such statements. The Acquired Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with fluctuations in value of its investment portfolio, the purchase and sale of securities, the issuance and redemption of Acquired Fund shares and the payment of normal operating expenses, dividends and capital gains distributions.

1.3 LIABILITIES TO BE DISCHARGED. The Acquired Fund will discharge all of its liabilities and obligations prior to the Closing Date.

1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable: (a) the Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the "Acquired Fund Shareholders"), all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1; and (b) the Acquired Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.8 below. Such distribution will be accomplished by the transfer of the Acquiring Fund's Class A Shares, Class B Shares and Class C Shares, respectively, credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Acquired Fund (the "Acquired Fund Shares") will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its termination.

1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued simultaneously to the Acquired Fund, in an amount equal in value to the aggregate net asset value of the Acquired Fund Shares, to be distributed to Acquired Fund Shareholders.

1.6 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund.

1.8    TERMINATION.   The  Acquired  Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

1.9 BOOKS AND RECORDS. All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940 (the "1940 Act"), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

                                                      ARTICLE*II



                                                       VALUATION

2.1 VALUATION OF ASSETS. The value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets at the closing on the Closing Date, using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed at the closing on the Closing Date, using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information, or such other valuation procedures as shall be mutually agreed upon by the parties.

2.3 SHARES TO BE ISSUED. The number of each class of the Acquiring Fund shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets, shall be determined by (a) multiplying the shares outstanding each class of the Acquired Fund by (b) the ratio computed by
(x) dividing the net asset value per share of such class of the Acquired Fund by
(y) the net asset value per share of the corresponding class of the Acquiring Fund Shares determined in accordance with paragraph 2.2.

2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company, on behalf of the Acquiring Fund and the Acquired Fund.

                                                      ARTICLE*III



                                               CLOSING AND CLOSING DATE


3.1 CLOSING DATE. The closing shall occur on or about January 18, 2008, or such other date(s) as the parties may agree to in writing (the "Closing Date"). All acts taking place at the closing shall be deemed to take place at 4:00 p.m. Eastern Time on the Closing Date unless otherwise provided herein. The closing shall be held at the offices of Federated Services Company, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, or at such other time and/or place as the parties may agree.




3.2 CUSTODIAN'S CERTIFICATE. State Street Bank and Trust Company, as custodian for the Acquired Fund (the "Custodian"), shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund's portfolio securities, cash, and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the scheduled Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

3.4 TRANSFER AGENT'S CERTIFICATE. State Street Bank and Trust Company, as transfer agent for the Acquired Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or cause State Street Bank and Trust Company, its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Corporation or provide evidence satisfactory to the Acquired Fund that the Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

                                                      ARTICLE*IV



                                            REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE ACQUIRED FUND. The Corporation, on behalf of the Acquired Fund, represents and warrants to the Trust, as follows:

   a) The Corporation is registered as an open-end management investment company under the 1940 Act, and the Corporation's registration with the Securities and Exchange Commission (the "Commission") as an investment company under the 1940 Act is in full force and effect, and the Corporation is duly incorporated validly existing in good standing under the laws of the State of Maryland. The Fund is a portfolio of the Corporation.

   b) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the "1933 Act") and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

   c) The Acquired Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not, result in the violation of any provision of the Corporation's Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

   d) The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.

   e) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, or as otherwise disclosed in the Acquired Funds current registration statement, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

   f) The audited financial statements of the Acquired Fund as of November 30, 2006, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

   g) The unaudited financial statements of the Acquired Fund as of May 31, 2007, and for the six months then ended have been prepared in accordance with generally accepted accounting principles, (subject to absence of footnotes and year-end adjustments) and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

   h) Since the date of the financial statements referred to in paragraph (g) above, there have been no material adverse changes in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this paragraph (h), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

   i) All federal and other tax returns and reports of the Acquired Fund required by law to be filed, have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof. To the best of the Acquired Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

   j) All issued and outstanding shares of the Acquired Fund are duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund's transfer agent as provided in paragraph 3.4. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Acquired Fund shares, and has no outstanding securities convertible into any of the Acquired Fund shares.

   k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Acquiring Fund has received notice, and, upon delivery and payment for such assets, and the filing of any articles, certificates or other documents under the laws of the state of Maryland, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted by the Acquiring Fund.

   l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund. Subject to approval by the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

   m) The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

   n) From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the Corporation with respect to the Acquired Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

   o) The Acquired Fund has elected to qualify and has qualified as a "regulated investment company" under the Code (a "RIC"), as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation.

   p) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act or Maryland law for the execution of this Agreement by the Trust, for itself and on behalf of the Acquired Fund, except for the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Maryland law, and except for such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Acquired Fund as described in paragraph 5.2.

4.2    REPRESENTATIONS OF THE ACQUIRING FUND.   The  Trust,  on  behalf  of  the
Acquiring Fund represents and warrants to the Corporation, on behalf of the Acquired Fund, as follows:

   a) The Trust is a Massachusetts business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts; the Acquiring Fund is a duly organized portfolio of the Trust; and the Trust has the power to carry on its business as it is now being conducted and to carry out this Agreement. The Trust is registered as a management investment company under the 1940 Act.

   b) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

   c) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not, result in a violation of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

   d) Except as otherwise disclosed in writing to and accepted by the Acquired Fund, or as otherwise disclosed in the Acquiring Funds current registration statement, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

   e) All federal and other tax returns and reports of the Acquiring Fund required by law to be filed have been filed. All federal and other taxes shown due on such returns and reports have been paid or provision shall have been made for their payment. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

   f) All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

   g) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

   h) Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

   i) The information to be furnished by the Acquiring Fund for use in no-action letters, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

   j) From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the Acquiring Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

   k) The Acquiring Fund has elected to qualify and has qualified as a RIC under the Code as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a RIC under the Code for its current taxable year.

   l) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Massachusetts law for the execution of this Agreement by the Acquiring Fund, or the performance of the Agreement by the Acquiring Fund, except for the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Massachusetts law, and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

   m) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                                       ARTICLE*I



                                        COVENANTS OF THE ACQUIRING FUND AND THE
                                                     ACQUIRED FUND

5.1 OPERATION IN ORDINARY COURSE. Except to the extent required to transition its portfolio holdings in anticipation of the Reorganization. The Acquiring Fund and the Acquired Fund will each operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions.

5.2 APPROVAL OF SHAREHOLDERS. The Corporation will call a special meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3 INVESTMENT REPRESENTATION. The Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4 ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund's shares.

5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Trust's Treasurer.

5.7 PREPARATION OF REGISTRATION STATEMENT AND SCHEDULE 14A PROXY STATEMENT. The Trust will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to shareholders of the Acquired Fund (the "Registration Statement"). The Registration Statement on Form N-14 shall include a proxy statement and a prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the registration statement on Form N-14 (the "Proxy Materials"), for inclusion therein, in connection with the meeting of the Acquired Fund's Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8 On or before the Closing Date, the Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Acquired Fund's investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.

                                                      ARTICLE*II



                                        CONDITIONS PRECEDENT TO OBLIGATIONS OF
                                                   THE ACQUIRED FUND

       The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund's name by the Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

                                                      ARTICLE*III



                                        CONDITIONS PRECEDENT TO OBLIGATIONS OF
                                                  THE ACQUIRING FUND

       The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the Acquired Fund's name by the Corporation's President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, together with a list of the Acquired Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Trust.

                                                      ARTICLE*IV



                                            FURTHER CONDITIONS PRECEDENT TO
                                                  OBLIGATIONS OF THE

                                           ACQUIRING FUND AND ACQUIRED FUND

       If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with applicable law and the provisions of the Corporation's Articles of Incorporation and By-Laws. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary "no-action" positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5    The  parties  shall  have  received   an   opinion   of  Reed  Smith  LLP
substantially to the effect that for federal income tax purposes:

   a) The transfer of all of the Acquired Fund's assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares (followed by the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders in dissolution and liquidation of the Acquired Fund) will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

   b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares.

   c) No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Acquired Fund Shareholders in exchange for their Acquired Fund Shares.

   d) No gain or loss will be recognized by any Acquired Fund Shareholder upon the exchange of its Acquired Fund Shares for Acquiring Fund Shares.

   e) The aggregate tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by it immediately prior to the Reorganization. The holding period of Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided the Acquired Fund Shares are held as capital assets at the time of the Reorganization.

   f) The tax basis of the Acquired Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

       Such opinion shall be based on customary assumptions and such representations Reed Smith LLP may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Acquiring Fund, the Acquired Fund or any Acquired Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

                                                       ARTICLE*I



                                                       EXPENSES

Federated Global Investment Management Corp., or its affiliates will pay all expenses associated with Acquiring Fund's and Acquired Fund's participation in the Reorganization, provided, however, that Acquiring Fund shall bear expenses associated with registration of Acquiring Fund Shares under the 1933 Act and the qualification of Acquiring Fund Shares for sale in the various states. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of the Proxy Materials; (b) postage;
(c) printing;  (d) accounting  fees;  (e) legal  fees  incurred  by  each  Fund;
(f) solicitation costs of the transaction; and (g) other related administrative or operational costs.

                                                      ARTICLE*II



                                       ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Trust on behalf of the Acquiring Fund, and the Corporation, on behalf of the Acquired Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

10.2 Except as specified in the next sentence set forth in this paragraph 10.2, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

                                                      ARTICLE*III



                                                      TERMINATION

This Agreement may be terminated by the mutual agreement of the Trust and the Corporation. In addition, either the Corporation or the Trust may at its option terminate this Agreement at or before the Closing Date due to:

   a) a breach by the other of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

   b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

   c) a determination by a party's Board of Trustees or Directors, as appropriate, that the consummation of the transactions contemplated herein is not in the best interest of the Corporation, or the Acquired Fund, the Trust or the Acquiring Fund, respectively, and notice given to the other party hereto.

In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any of the Acquiring Fund, the Acquired Fund, the Corporation or the Trust, or their respective directors, trustees or officers, to the other party or its directors, trustees or officers.

                                                       ARTICLE*I



                                                      AMENDMENTS

This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Corporation and the Trust as specifically authorized by their respective Board of Directors or Trustees; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

                                                      ARTICLE*II



                                        HEADINGS; COUNTERPARTS; GOVERNING LAW;
                                                      ASSIGNMENT;

                                                LIMITATION OF LIABILITY

The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.



                                        FEDERATED WORLD INVESTMENT SERIES, INC.
                                        on behalf of its portfolio,
                                        Federated International Capital
                                        Appreciation Fund



                                        /s/ John W. McGonigle
                                        John W. McGonigle, Secretary


                                        FEDERATED EQUITY FUNDS
                                        on behalf of its portfolio,
                                        Federated InterContinental Fund



                                        /s/ John W. McGonigle
                                        John W. McGonigle, Secretary

                                                                       EXHIBIT B


                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

From December 1, 2005 through November 30, 2006, Federated International Capital Appreciation Fund's total returns, based on net asset value, were 24.80% for Class A Shares, 23.87% for Class B Shares, and 23.71% for Class C Shares. The Morgan Stanley Capital International All Country World Ex. U.S. Index (MSCI-ACWI Ex-U.S.), 1 the fund's benchmark, returned 29.25% during the same period. The fund's total return for the fiscal year reflected actual cash flows, transaction costs, and other expenses which were not reflected in the total return of the MSCI-ACWI Ex-U.S.


MARKET OVERVIEW

The first six months of the reporting period saw the United States positioned for an economic slowdown, but not as slow as market watchers originally believed. A warmer-than-expected winter, resilient mortgage refinancing activities and lower energy bills left consumers with more disposable income. In addition, an improving corporate spending/investment environment appeared to have legs. Specifically, conservative balance sheets allowed companies to increase their capital expenditure and pursue merger and acquisition activities for growth. European economic data was consistently stronger during the first six months of the reporting period. The German IFO and ZEW (business and economic sentiment indices), the French INSEE national statistic agency, and the Belgian Business confidence index all indicated positive trends in economic conditions. By the end of April 2006, the European Commission reported that its eurozone economic sentiment indicator rose to its highest level since mid-2001. The source of the increase was the predominately positive development in the sector-level confidence indicators. In Japan, economic data continued to improve, allowing the Bank of Japan to end their quantitative easing policy after five years of fighting deflation. Core consumer prices (excluding fresh food) rose in the six months through April, ending almost 15 years of deflation.


Following a sharp market sell-off in May and early June, the global equity markets struggled higher. There were several macro level events that encouraged the markets upward movement during the second half of the reporting period. Signals made by the Federal Reserve Board (the "Fed") at its July, September and October meetings indicated that it was pausing on its campaign of hiking the Federal Funds Target Rate. A result of the Fed's action was a rally in the U.S. government bond market, which was accompanied by signs that the U.S. economy was slowing but not crashing. Healthy, although somewhat slower economic growth signals emanated from overseas, and there appeared to finally be some easing of concerns concerning the geopolitical risks in the Middle East.


In currency terms, the U.S. dollar strengthened 11.89% relative to the euro and weakened (3.44)% relative to the Japanese yen.


By region, three of four key market areas performed positively. The United States, Europe, and emerging markets all posted returns in the 12.60% to 34.10% range. The single disappointment, compared to other international markets, was Japan, which returned 12.56% in dollar terms as per the MSCI Japan Index. 2 The weak Japanese yen depressed returns to dollar-based investors. Japan's market appears to have been hurt somewhat by the Bank of Japan's first-rate hike in several years, which occurred in July, and concerns that further hikes could be coming. The recovery in emerging markets following their May/June swoon suggested that investors believe that global economic growth remains healthy and is likely to continue to remain strong now that the Fed has gone into pause mode.


FUND PERFORMANCE

The top contributor to the fund was strong stock picking in the Energy, Information Technology, and Health Care sectors. High oil prices during the reporting period helped underpin the outlook and earnings for oil and oil services stocks globally. Better than expected results and performance in Information Technology were led by High Tech Computer Corp. in Taiwan, Canon, Inc. in Japan and semiconductor equipment stocks like Advantest Corp. and Tokyo Electron. Finally Shire Pharmaceuticals Group PLC in the UK rallied significantly after the generic settlement with Barr Labs and good pipeline data.


The common theme among the bottom contributors to the fund was negative earnings revisions. Within the Consumer Discretionary sector, Techtronic Industries in Hong Kong and Aisin Seiki in Japan both underperformed due to weaker than expected sales growth. As a major power tool supplier to Home Depot in the United States, Techtronic was impacted by the weak housing market and lackluster consumer demand. Auto parts manufacturer Aisin Seiki in Japan performed poorly due to decelerating earnings outlook as the company expanded in the United States during a period when U.S. auto manufacturers such as Ford and GM were cutting production. Within the Industrials sector, the aerospace and defense manufacturer EADS in France had a profit warning due to delays with the production of the superjumbo A380 jet.


Another reason for the fund's underperformance relative to its benchmark was the fund's underweighting of the Utilities sector and emerging markets. Utilities were buoyed by a robust level of merger and acquisition activity in Europe despite the premium valuations. Emerging markets continued to rally as global liquidity remains very loose and volatility is low. 3

1 The Morgan Stanley Capital International All Country World Ex U.S. Index represents 48 developed and emerging markets around the world that collectively comprise virtually all of the foreign equity stock markets. The index is unmanaged and investments can not be made directly in an index.
2 The MSCI Japan Index is an unmanaged index of approximately 300 foreign stock prices, and reflects the common stock prices of the index companies translated into U.S. dollars assuming reinvestment of all dividends paid by the index stocks net of any applicable foreign taxes. Investments cannot be made directly in an index.
3 International investing involves special risks including currency risks, increased volatility of foreign securities, political risks, and differences in auditing and other financial standards. Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated International Capital Appreciation Fund (Class A Shares) (the "Fund") from July 1, 1997 (start of performance) to November 30, 2006, compared to the Morgan Stanley Capital International All Country World Free Ex. U.S. Index (MSCI-ACWI Ex. U.S.). 2




The graphic presentation displayed here consists of a line graph. The corresponding components of the line graph are listed underneath. The Federated International Capital Appreciation Fund (Class A Shares) (the "Fund") is represented by a solid line. The MSCI-ACWI Ex. U.S. Index is represented by dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund, and the MSCI-ACWI Ex. U.S. Index. The "x" axis reflects computation periods from July 1, 1997 to November 30, 2006. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the MSCI-ACWI EX U.S. Index. The ending values were $13,169 and $15,790, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Average Annual Total Returns for the one-year, three-year, five-year and since inception periods ended November 30, 2006.



 AVERAGE ANNUAL TOTAL RETURNS 3 FOR THE PERIOD ENDED 11/30/2006
 1 Year                                                             17.98%
 5 Years                                                            11.32%
 Start of performance (7/1/1997)                                     2.97%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUND PERFORMANCE CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN WHAT IS STATED. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE AND AFTER-TAX RETURNS, VISIT FEDERATEDINVESTORS.COM OR CALL 1-800-341-7400. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED. TOTAL RETURNS SHOWN INCLUDE THE MAXIMUM SALES CHARGE OF 5.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-ACWI Ex. U.S. has been adjusted to reflect reinvestment of dividends on securities in the index.
2 The MSCI-ACWI Ex. U.S. is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.
3 Total returns quoted reflect all deferred sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated International Capital Appreciation Fund (Class B Shares) (the "Fund") from July 1, 1997 (start of performance) to November 30, 2006, compared to the Morgan Stanley Capital International All Country World Free Ex. U.S. Index (MSCI-ACWI Ex. U.S.). 2

The graphic presentation displayed here consists of a line graph. The corresponding components of the line graph are listed underneath. The Federated International Capital Appreciation Fund (Class B Shares) (the "Fund") is represented by a solid line. The MSCI-ACWI Ex. U.S. Index is represented by dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund, and the MSCI-ACWI Ex. U.S. Index. The "x" axis reflects computation periods from July 1, 1997 to November 30, 2006. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the MSCI-ACWI EX U.S. Index. The ending values were $13,095 and
$15,790, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Average Annual Total Returns for the one-year, three-year, five-year and since inception periods ended November 30, 2006.



 AVERAGE ANNUAL TOTAL RETURNS 3 FOR THE PERIOD ENDED 11/30/2006
 1 Year                                                             18.37%
 5 Years                                                            11.43%
 Start of performance (7/1/1997)                                     2.90%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUND PERFORMANCE CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN WHAT IS STATED. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE AND AFTER-TAX RETURNS, VISIT FEDERATEDINVESTORS.COM OR CALL 1-800-341-7400. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED. TOTAL RETURNS SHOWN INCLUDE THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.50% AS APPLICABLE.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-ACWI Ex. U.S. has been adjusted to reflect reinvestment of dividends on securities in the index.
2 The MSCI-ACWI Ex. U.S. is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.
3 Total returns quoted reflect all applicable contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated International Capital Appreciation Fund (Class C Shares) (the "Fund") from July 1, 1997 (start of performance) to November 30, 2006, compared to the Morgan Stanley Capital International All Country World Free Ex. U.S. Index (MSCI-ACWI Ex. U.S.). 2

The graphic presentation displayed here consists of a line graph. The corresponding components of the line graph are listed underneath. The Federated International Capital Appreciation Fund (Class C Shares) (the "Fund") is represented by a solid line. The MSCI-ACWI Ex. U.S. Index is represented by dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund, and the MSCI-ACWI Ex. U.S. Index. The "x" axis reflects computation periods from July 1, 1997 to November 30, 2006. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the MSCI-ACWI EX U.S. Index. The ending values were $12,856 and $15,790, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Average Annual Total Returns for the one-year, three-year, five-year and since inception periods ended November 30, 2006.



 AVERAGE ANNUAL TOTAL RETURNS 3 FOR THE PERIOD ENDED 11/30/2006
 1 Year                                                             21.50%
 5 Years                                                            11.44%
 Start of performance (7/1/1997)                                     2.70%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUND PERFORMANCE CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN WHAT IS STATED. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE AND AFTER-TAX RETURNS, VISIT FEDERATEDINVESTORS.COM OR CALL 1-800-341-7400. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED. TOTAL RETURNS SHOWN INCLUDE THE MAXIMUM SALES CHARGE OF 1.00%, AND MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 1.00%, AS APPLICABLE.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-ACWI Ex. U.S. has been adjusted to reflect reinvestment of dividends on securities in the index.
2 The MSCI-ACWI Ex. U.S. is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.
3 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

THE FOLLOWING MANAGEMENT DISCUSSION OF FUND PERFORMANCE IS FOR THE THE ROCHDALE
 ATLAS PORTFOLIO WHICH WAS THE PREDECESSOR FUND TO THE INTERCONTINENTAL FUND.



                            ROCHDALE ATLAS PORTFOLIO
                   MANAGEMENT DISCUSSION OF FUND PERFORMANCE

The Atlas Portfolio is an exceptionally strong performing international fund, which provides exposure to foreign economies and companies in both developed and emerging markets. We start our investment process by identifying leading foreign countries, with favorable macroeconomic outlooks, that are likely to outperform relative to other foreign markets. The Rochdale Atlas Fund finished 2006 in the top 2% of its category, by returning 33.26% versus the Lipper International Multi-Cap Core Category Average, which returned 25.19%. Our country selection process continues to identify specific countries whose equity markets are expected to generate exceptional returns relative to other countries included in international benchmarks. Our process focuses on positive growth economies while seeking to avoid slower growing foreign economies. Our proprietary country and company selection process has proven successful identifying investment opportunities that others may have not appreciated, and profiting from them. European markets - particularly Germany and France contributed positively to Atlas' annual return. Our best performing country was China, where our stocks returned 60%. Resource markets such as Norway and Brazil also achieved strong results during the year. We continue to be overweight Eurozone economies (Germany, France, Italy), Asia ex-Japan (South Korea, Taiwan), and Resource Markets (Brazil, Norway). We have also added South African shares during the fourth quarter. We favor all of the above-mentioned countries while watching for opportunities to add weight to the underperformer -Japan - which returned only 6.3%.

 ATLAS PORTFOLIO:
 TOP TEN HOLDINGS AS OF DECEMBER 31, 2006
----------------------------------------------------------------
 Company                                  Percent of Net Assets
----------------------------------------------------------------
 Norsk Hydro ASA                                           1.9%
 Total SA                                                  1.9%
 Taiwan Semicondutor Stk                                   1.9%
 Telecom Corp of New Zealand Ltd                           1.7%
 Allianz Se                                                1.7%
 Orkla Asa Cl A                                            1.7%
 HON HAI Precision Industry Co Ltd.                        1.6%
 Siemens A G Sponsored Adr                                 1.6%
 Petroleo Brasileiro SA                                    1.5%
 Deutsche Bank AG                                          1.4%
------------------------------------------

The graphic presentation displayed here consists of a line graph. The corresponding components of the line graph are listed underneath. The Rochdale Atlas Portfolio (the "Fund") is represented twice in the chart. Once at public offering price, represented by a solid line with a solid circle, and then again at NAV which is represented by a line with a triangle. The Dow Jones World Index (the "Dow") is represented by a solid line with an "x" and the MSCI All Country World ex USA Index is represented by a line with a hollow circle (the "MSCI"). The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund, the Dow and the MSCI. The "x" axis reflects computation periods from October 1, 1998 to December 31, 2006.
The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the Dow and MSCI. The ending values were $23,500, $23,631, $24,708 and $25,074, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Average Annual Total Returns for the one-year, three-year, five-year and since inception periods ended December 31, 2006.


                                                                             AVERAGE ANNUAL TOTAL RETURN
                                                                            PERIOD ENDED DECEMBER 31, 2006
                                                                             One   Three   Five    Since
                                                                             Year  Years  Years  Inception
ROCHDALE ATLAS PORTFOLIO
       Return at NAV(1). . . . . . . . . . . . . . . . . . . . . . . . .    33.26% 25.65% 19.73% 11.79%
       Return at POP(2) . . . . . . . . . . . . . . . . . . . . . . . . . . 25.59% 23.20% 18.32% 10.99%
DOW JONES WORLD INDEX (EX U.S.) . . . . . . . . . . . . . . . .             25.74% 21.51% 16.97% 11.58%
MSCI ALL COUNTRY WORLD EX USA INDEX . . . . . . . . . .                     27.16% 21.81% 16.87% 10.91%
LIPPER INTERNATIONAL MULTI-CAP CORE . . . . . . . . . . . .
       CATEGORY AVERAGE . . . . . . . . . . . . . . . . . . . . . . .       25.19% 19.28% 14.51% N/A


(1) NAV (Net Asset Value) total returns do not include the effect of any sales charge.
(2) POP (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
The Dow Jones World Index ex U.S.(Dow) consists of approximately 4,727 securities listed on exchanges in 43 countries, excluding the United States.
The Morgan Stanley Capital International (MSCI) All Country World ex USA Index comprises approximately 2,126 securities listed on exchanges in 47 countries, excluding the United States.
The comparative market indices are not directly investable and the Dow and the MSCI are not adjusted to reflect expenses that the SEC requires to be reflected in the Funds' performance. The returns shown in the table above reflect reinvestment of dividends in additional Fund shares. Returns of the Dow and the MSCI do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Lipper categories are complied by the Wall Street Journal, based on classifications by Lipper Inc., and are not directly investable.
Lipper International Multi-Cap Core consists of fund that invest in securities of companies of various size outside of the U.S. As of December 31, 2006, the category consists of 333,246 and 201 funds for the one-, three-, and five-year periods, respectively.
Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Rochdale Atlas Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on October 2, 1998.
N/A- not available.

                                                                    EXHIBIT 17.2






KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated International Capital Appreciation Fund, a portfolio of Federated World Investment Series, Inc. (the "Corporation"), hereby designate and appoint Todd Zerega, Justine Patrick, Maureen Ferguson, Heidi Loeffert, Ann Faust and Erin Dugan, as proxies to act at the Special Meeting of Shareholders (the "Special Meeting") to be held on January 11, 2008, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, 15237-7000, at 2:00 p.m. (Eastern Time) and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. IF NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED "FOR" APPROVAL OF PROPOSAL 1. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.






THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FEDERATED WORLD INVESTMENT SERIES, INC. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.





   1. To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated InterContinental Fund, ("InterContinental Fund"), a portfolio of Federated Equity Funds, would acquire all of the assets of Federated International Capital Appreciation Fund in exchange for Class A Shares, Class B Shares and Class C Shares of InterContinental Fund to be distributed pro rata by Federated International Capital Appreciation Fund in complete liquidation and termination of Federated International Capital Appreciation Fund.






                         FOR               [   ]
                         AGAINST           [   ]
                         ABSTAIN           [   ]












                                           YOUR VOTE IS IMPORTANT
                                           Please complete, sign and return
                                           this card as soon as possible.



                                           Dated


                                           Signature


                                           Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Corporation. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-800-690-6903
                  OR THROUGH THE INTERNET AT WWW.PROXYVOTE.COM










                                      - 1 -










                      STATEMENT OF ADDITIONAL INFORMATION


                               NOVEMBER 20, 2007





                          ACQUISITION OF THE ASSETS OF

               FEDERATED INTERNATIONAL CAPITAL APPRECIATION FUND
            A PORTFOLIO OF FEDERATED WORLD INVESTMENT SERIES, INC.


                           Federated Investors Funds
                              5800 Corporate Drive
                      Pittsburgh, Pennsylvania 15237-7000
                         Telephone No:  1-800-341-7400

  BY AND IN EXCHANGE FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES OF

                        FEDERATED INTERCONTINENTAL FUND
                     A PORTFOLIO OF FEDERATED EQUITY FUNDS

                           Federated Investors Funds
                              5800 Corporate Drive
                      Pittsburgh, Pennsylvania 15237-7000
                         Telephone No:  1-800-341-7400



















This Statement of Additional Information dated November 20, 2007, is not a prospectus. A Prospectus/Proxy Statement dated November 20, 2007, related to the above-referenced matter may be obtained from Federated Equity Funds, on behalf of Federated InterContinental Fund, by writing or calling Federated Equity Funds at the address and telephone number shown above. This Statement of Additional Information should be read in conjunction with such Prospectus/Proxy Statement.





                               TABLE OF CONTENTS


1. Statement of Additional Information of Federated International Capital Appreciation Fund, a portfolio of Federated World Investment Series, Inc., dated February 1, 2007.

2. Statement of Additional Information of Federated InterContinental Fund, dated July 25, 2007.

3.    Audited  Financial   Statements   of   Federated   International   Capital
      Appreciation Fund, a portfolio of Federated World Investment Series, Inc., dated November 30, 2006.

4.    Audited   Financial   Statements   of  Federated  InterContinental  Fund's
      predecessor fund the Rochdale Atlas Portfolio, a portfolio of Rochdale Investment Trust, dated December 31, 2006.

5.    Unaudited   Financial   Statements   of  Federated  International  Capital
      Appreciation Fund, a portfolio of Federated World Investment Series, Inc., dated May 31, 2007.

6. Pro Forma Financial Statements of Federated InterContinental Fund, a portfolio of Federated Equity Funds and Federated International Capital Appreciation Fund, portfolios of Federated World Investment Series, Inc., dated December 31, 2006.

                     INFORMATION INCORPORATED BY REFERENCE

       The Statement of Additional Information of Federated International Capital Appreciation Fund (the "International Capital Appreciation Fund"), a portfolio of Federated World Investment Series, Inc., dated February 1, 2007, is incorporated by reference to Federated World Investment Series, Inc., Post-Effective Amendment No. 35 to its Registration Statement on Form N-1A (File No. 811-7141), which was filed with the Securities and Exchange Commission on or about January 29, 2007. A copy may be obtained from Federated World Investment Series, Inc. by calling 1-800-341-7400.

      The Statement of Additional Information of Federated InterContinental Fund (the "Federated Fund"), a portfolio of Federated Equity Funds (the "Federated Trust"), dated July 25, 2007, is incorporated by reference to the Federated Trust's Post-Effective Amendment No.81 to its Registration Statement on Form N-1A (File No. 811-4017), which was filed with the Securities and Exchange Commission on or about April 25, 2007. A copy may be obtained by calling 1-800-341-7400.

      The audited financial statements of the Federated International Capital Appreciation Fund, a portfolio of Federated World Investment Series, Inc., dated November 30, 2006, are incorporated by reference to the Annual Report to shareholders of Federated International Capital Appreciation Fund which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about January 29, 2007.

      The audited financial statements of the Federated InterContinenetal Fund's predecessor fund, the Rochdale Fund, dated December 31, 2006, are incorporated by reference to the Annual Report to shareholders of the Rochdale Fund which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about March 13, 2007.

      The unaudited financial statements of the Federated International Capital Appreciation Fund, a portfolio of Federated World Investment Series, Inc., dated November 30, 2006, are incorporated by reference to the Semi- Annual Report to shareholders of Federated International Capital Appreciation Fund which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about July 24, 2007.

PRO FORMA FINANCIAL STATEMENTS FOR THE PERIOD ENDED
DECEMBER 31, 2006 (UNAUDITED)

INTRODUCTION

The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations (Pro Forma Financial Statements) reflect the accounts of Federated InterContinental Fund and Federated International Capital Appreciation Fund (individually referred to as the "Fund" or collectively as the "Funds"), for the year ended December 31, 2006. Rochdale Atlas Portfolio (the "Predecessor Fund") was reorganized into Federated InterContinental Fund as of the close of business on or about August 24, 2007. Prior to the reorganization, Federated InterContinental Fund had no investment operations. Federated InterContinental Fund is the successor to the Predecessor Fund, which commenced operations on October 2, 1998. For the purposes of these Pro Forma Financial Statements, the financial information covers the period from January 1, 2006 to December 31, 2006. These statements have been derived from the books and records of the Funds utilized in calculating daily net asset values at December 31, 2006.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of Class A Shares, Class B Shares and Class C Shares of Federated International Capital Appreciation Fund for Class A Shares, Class A Shares, Class B Shares and Class C Shares of Federated InterContinental Fund. Under generally accepted accounting principles, Federated InterContinental Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the surviving entity. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.

FEDERATED INTERCONTINENTAL FUND
FEDERATED INTERNATIONAL CAPITAL APPRECIATION FUND
PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006 (UNAUDITED)




                                  FEDERATED                                                                           FEDERATED
                   FEDERATED       INTER-                                                              FEDERATED       INTER-
                 INTERNATIONAL   CONTINENTAL                                              FEDERATED  INTERNATIONAL   CONTINENTAL
   FEDERATED        CAPITAL         FUND                                                   INTER-       CAPITAL         FUND
INTERCONTINENTAL APPRECIATION     PRO FORMA                                              CONTINENTAL APPRECIATION     PRO FORMA
      FUND           FUND         COMBINED                                                  FUND         FUND         COMBINED

    SHARES OR PRINCIPAL AMOUNT                                                              VALUE
COMMON STOCKS - 98.3%
AUSTRALIA - 0.6%
       0           1,026,900      1,026,900    Telstra Corp., Ltd                                 $0    $2,964,034      $2,964,034
BELGIUM - 1.0%
       0            17,000         17,000      InBev                                               0     1,120,696       1,120,696
       0            27,700         27,700      KBC Groupe                                          0     3,396,925       3,396,925
                                                   Total                                           0     4,517,621       4,517,621
BRAZIL - 5.1%
     12,450            0           12,450      Aracruz Celulose SA, ADR                      762,438             0         762,438
     37,700            0           37,700      Banco Bradesco SA, ADR (b)                  1,521,195             0       1,521,195
     20,300            0           20,300      Banco Itau Holding Financeira SA, ADR (b)     733,845             0         733,845
     1,600             0            1,600      Companhia de Bebidas das Americas-CM, ADR      70,240             0          70,240
     8,000             0            8,000      Companhia de Bebidas das Americas-PR, ADR     390,400             0         390,400
                                               (b)
    125,800            0           125,800     Companhia de Concessoes Rodoviarias         1,698,727             0       1,698,727
     25,400            0           25,400      Companhia de Saneamento Basico do Estado      860,044             0         860,044
                                               de Sao Paulo, ADR
     32,700            0           32,700      Companhia Energetica de Minas Gerais SA,    1,576,140             0       1,576,140
                                               ADR
     37,800            0           37,800      Companhia Siderurgica Nacional SA, ADR      1,133,244             0       1,133,244
     78,700         57,800         136,500     Companhia Vale Do Rio Doce, ADR (b)         2,340,538     1,718,972       4,059,510
     56,200            0           56,200      Gerdau SA, ADR (b)                            899,200             0         899,200
     43,300            0           43,300      Petroleo Brasileiro SA, ADR (b)             4,016,508             0       4,016,508
    383,000            0           383,000     Sadia SA                                    1,283,538             0       1,283,538
     59,000            0           59,000      Souza Cruz SA                               1,050,760             0       1,050,760
     41,800            0           41,800      Tractebel Energia SA                          352,165             0         352,165
     31,200            0           31,200      Uniao de Bancos Brasileiros SA              2,900,352             0       2,900,352
                                               (Unibanco), GDR
     17,600            0           17,600      Usinas Siderurgicals de Minas Gerais SA       663,141             0         663,141
                                                   Total                                  22,252,475     1,718,972      23,971,447

CANADA - 2.6%
    0      57,000    57,000   Alcan, Inc.                                             0  2,778,180  2,778,180
    0      73,900    73,900   EnCana Corp.                                            0  3,400,484  3,400,484
    0      16,000    16,000   Potash Corp. of Saskatchewan, Inc.                      0  2,291,301  2,291,301
    0      214,800   214,800  Talisman Energy, Inc.                                   0  3,647,078  3,647,078
                                  Total                                               0 12,117,043 12,117,043
CHINA - 3.2%
 729,000      0      729,000  Angang New Steel Co., Ltd                       1,068,434          0  1,068,434
 77,000       0      77,000   China Mobile Ltd./HK, ADR                       3,327,940          0  3,327,940
    0     2,293,500 2,293,500 China Petroleum & Chemical Corp. (Sinopec)              0  2,122,983  2,122,983
 35,800       0      35,800   China Petroleum & Chemical Corp., ADR (b)       3,316,512          0  3,316,512
  9,300       0       9,300   CNOOC Ltd., ADR (b)                               880,059          0    880,059
4,600,000     0     4,600,000 CNPC Hong Kong Ltd.                             2,542,972          0  2,542,972
1,136,000     0     1,136,000 PetroChina Co., Ltd.                            1,609,442          0  1,609,442
                                  Total                                      12,745,359  2,122,983 14,868,342
CYPRUS - 0.6%
    0      216,800   216,800  Bank of Cyprus Public Co., Ltd                          0  2,964,896  2,964,896
FINLAND - 0.5%
    0      111,810   111,810  Nokia Oyj                                               0  2,284,767  2,284,767
FRANCE - 12.5%
    0      102,577   102,577  AXA                                                     0  4,152,926  4,152,926
 72,100       0      72,100   AXA SA, ADR (b)                                 2,907,793          0  2,907,793
 32,058    43,956    76,014   BNP Paribas                                     3,497,583  4,795,694  8,293,277
  7,300       0       7,300   Casino Guichard-Perrachon SA                      678,397          0    678,397
  5,600       0       5,600   CNP Assurances                                    625,384          0    625,384
 18,500       0      18,500   Compagnie de Saint-Gobain                       1,554,386          0  1,554,386
  9,950       0       9,950   Compagnie Generale des Etablissements Michelin    952,247          0    952,247
 27,750       0      27,750   Credit Agricole SA                              1,167,072          0  1,167,072
 19,600       0      19,600   European Aeronautic Defense and Space Co.         675,282          0    675,282
  9,000       0       9,000   France Telecom SA                                 248,894          0    248,894
 44,900       0      44,900   France Telecom SA, ADR                          1,243,730          0  1,243,730
  5,400       0       5,400   Groupe Danone (a)                                 818,322          0    818,322
  6,900       0       6,900   Imerys SA                                         613,900          0    613,900
 19,500       0      19,500   M6 Metropole Television                           696,548          0    696,548
    0      25,200    25,200   Lagardere S.C.A.                                        0  2,029,181  2,029,181
  5,700       0       5,700   Renault SA                                        684,707          0    684,707
 26,900       0      26,900   Safran SA (a)                                     624,252          0    624,252
 61,250       0      61,250   Sanofi-Aventis, ADR (b)                         2,827,913          0  2,827,913
 10,350       0      10,350   Schneider Electric SA, ADR                      1,149,013          0  1,149,013
 16,000       0      16,000   Societe BIC SA                                  1,114,118          0  1,114,118
 15,960       0      15,960   Societe Generale                                2,709,334          0  2,709,334
 48,000       0      48,000   Suez SA                                         2,485,697          0  2,485,697
    0      41,700    41,700   Technip SA                                              0  2,862,397  2,862,397
    0      53,600    53,600   Tf1 - Tv Francaise                                      0  1,988,914  1,988,914
 73,550       0      73,550   Total Fina Elf SA, ADR (b)                      5,289,716          0  5,289,716
    0      46,040    46,040   Total SA, Class B                                       0  3,321,360  3,321,360
 16,600       0      16,600   Valeo SA                                          690,909          0    690,909
  4,550       0       4,550   Vallourec SA (a)                                1,323,167          0  1,323,167
  5,400       0       5,400   Vinci SA (a)                                      690,014          0    690,014
 37,450    70,700    108,150  Vivendi                                         1,463,791  2,763,428  4,227,219
                                   Total                                     36,732,169 21,913,900 58,646,069
GERMANY - 12.5%
 22,718    17,100    39,818   Allianz AG                                      4,645,562  3,493,375  8,138,937
 10,104    32,800    42,904   Altana AG                                         624,873  2,034,989  2,659,862
 23,800       0      23,800   BASF AG, ADR (b)                                2,313,598          0  2,313,598
 28,900       0      28,900   Bayer AG, ADR                                   1,542,104          0  1,542,104
 12,200       0      12,200   Celesio AG                                        649,174          0    649,174
 30,100    28,600    58,700   Commerzbank AG                                  1,142,334  1,089,187  2,231,521
    0      17,100    17,100   Continental AG                                          0  1,988,669  1,988,669
 48,600       0      48,600   DaimlerChryser AG (b)                           2,984,526          0  2,984,526
 28,700       0      28,700   Deutsche Bank AG (b)                            3,823,988          0  3,823,988
 69,540       0      69,540   Deutsche Post AG                                2,102,127          0  2,102,127
 141,800      0      141,800  Deutsche Telekom AG, ADR (b)                    2,580,760          0  2,580,760
 11,650       0      11,650   Douglas Holding AG                                603,146          0    603,146
 27,580       0      27,580   E. On AG                                        3,760,462          0  3,760,462
 12,504       0      12,504   Heidelberger Druckmaschinen AG                    592,890          0    592,890
  8,340       0       8,340   Hochteif AG                                       606,165          0    606,165
  8,660       0       8,660   Hypo Real Estate Holding AG                       544,944          0    544,944
    0      20,484    20,484   Linde AG                                                0  2,116,143  2,116,143
 18,350       0      18,350   MAN AG                                          1,664,350          0  1,664,350
 13,794       0      13,794   Metro AG                                          877,477          0    877,477
 27,536       0      27,536   RWE AG                                          3,033,667          0  3,033,667
  5,396       0       5,396   Salzgitter AG                                     710,159          0    710,159
    0      42,000    42,000   SAP AG                                                  0  2,232,099  2,232,099
    0      39,700    39,700   Siemens AG                                              0  3,937,786  3,937,786
 43,500       0      43,500   Siemens AG, ADR (b)                             4,286,925          0  4,286,925
 18,230       0      18,230   Thyssen Krupp AG                                  860,303          0    860,303
 15,590       0      15,590   Volkswagen AG                                   1,769,014          0  1,769,014
                                   Total                                     41,718,548 16,892,248 58,610,796
HONG KONG - 1.6%
    0      434,800   434,800  Bank Of East Asia                                       0  2,470,740  2,470,740
    0      247,700   247,700  Sun Hung Kai Properties                                 0  2,846,944  2,846,944
    0     1,772,000 1,772,000 Techtronic Industries Co.                               0  2,291,800  2,291,800
                                   Total                                              0  7,609,484  7,609,484
HUNGARY - 2.2%
 11,850       0      11,850   Gedeon Richter Nyrt                             2,702,920          0  2,702,920
 408,300      0      408,300  Magyar Telekom Nyrt                             2,268,246          0  2,268,246
 19,700       0      19,700   MOL Hungarian Oil and Gas Plc                   2,234,318          0  2,234,318
 66,875       0      66,875   OTP Bank Nyrt                                   3,072,536          0  3,072,536
                                   Total                                     10,278,020          0 10,278,020

ITALY - 4.9%
 17,500      0     17,500  Assicurazioni Generali SpA                768,563          0    768,563
 200,300     0     200,300 Banca Intesa SpA                        1,546,769          0  1,546,769
 126,000     0     126,000 Banca Intesa SpA - RNC                    919,781          0    919,781
 76,400      0     76,400  Banca Popolare di Milano Scrl           1,326,196          0  1,326,196
 79,850      0     79,850  Banche Popolari Unite Scpa              2,194,544          0  2,194,544
 46,600      0     46,600  Banco Popolare di Verona e Novara Scrl  1,337,931          0  1,337,931
 104,750     0     104,750 Capitalia SpA                             991,430          0    991,430
 10,000      0     10,000  Enel SpA, ADR (b)                         516,000          0    516,000
 31,150      0     31,150  ENI SpA, ADR (b)                        2,095,772          0  2,095,772
 26,200      0     26,200  Lottomatica SpA (a)                     1,090,125          0  1,090,125
 27,000      0     27,000  Mediaset SpA                              320,415          0    320,415
 99,100   118,481  217,581 Sanpaolo IMI SpA                        2,302,369  2,752,655  5,055,024
 96,900      0     96,900  Telecom Italia SpA, ADR (b)             2,919,597          0  2,919,597
 162,000     0     162,000 Terna SpA (a)                             549,053          0    549,053
 130,000     0     130,000 Unicredito Italiano SpA                 1,139,463          0  1,139,463
                                Total                             20,018,008  2,752,655 22,770,663
JAPAN - 8.1%
    0      47,400  47,400  Astellas Pharma, Inc.                           0  2,154,817  2,154,817
    0      55,600  55,600  Canon, Inc.                                     0  3,130,289  3,130,289
    0      39,400  39,400  Ibiden Co. Ltd.                                 0  1,986,471  1,986,471
    0     109,500  109,500 JSR Corp.                                       0  2,833,999  2,833,999
    0       600      600   Japan Tobacco, Inc.                             0  2,899,038  2,899,038
    0     105,500  105,500 Mitsubishi Corp.                                0  1,985,799  1,985,799
    0      78,000  78,000  Mitsubishi Estate Co. Ltd.                      0  2,018,739  2,018,739
    0       230      230   Mitsubishi UFJ Financial Group, Inc.            0  2,841,057  2,841,057
    0       388      388   Mizuho Financial Group, Inc.                    0  2,771,312  2,771,312
    0      33,100  33,100  Nidec Corp.                                     0  2,558,884  2,558,884
    0     245,400  245,400 Nissan Motor Co. Ltd.                           0  2,954,987  2,954,987
    0       263      263   Sumitomo Mitsui Financial Group, Inc.           0  2,696,189  2,696,189
    0      227,00  227,000 Taiyo Nippon Sanso Corp.                        0  2,044,821  2,044,821
    0     186,100  186,100 Tokuyama Corp.                                  0  2,833,605  2,833,605
    0      28,900  28,900  Tokyo Electron Ltd.                             0  2,277,904  2,277,904
                                Total                                      0 37,987,911 37,987,911
MEXICO - 0.3%
    0      44,800  44,800  Cemex S.A. de C.V., ADR                         0  1,517,824  1,517,824

NETHERLANDS - 0.7%
    0      76,000  76,000  ING Groep N.V.                                  0  3,369,877  3,369,877


NEW ZEALAND - 3.1%
     669,000            0         669,000  Auckland International Airport Ltd.               1,032,240         0  1,032,240
     208,000            0         208,000  Contact Energy Ltd.                               1,219,262         0  1,219,262
     239,500            0         239,500  Fisher & Paykel Appliances Holdings Ltd.           647,959,         0    647,959
     575,050            0         575,050  Fisher & Paykel Healthcare Corp. Ltd.             1,725,940         0  1,725,940
     320,000            0         320,000  Fletcher Building Ltd                             2,491,281         0  2,491,281
     540,000            0         540,000  Kiwi Income Property Trust                          585,902         0    585,902
     289,737            0         289,737  Sky City Entertainment Group Ltd.                 1,049,247         0  1,049,247
     160,000            0         160,000  Sky Network Television Ltd. (a)                     738,366         0    738,366
    1,366,000           0        1,366,000 Telecom Corp. of New Zealand Ltd.                 4,677,324         0  4,677,324
     140,956            0         140,956  Tower Ltd. (a)                                      219,476         0    219,476
                                                Total                                       14,386,997         0 14,386,997
NORWAY - 6.0%
     266,100            0         266,100  DNB NOR ASA                                       3,776,920         0  3,776,920
     20,500             0         20,500   Frontline Ltd.                                      660,845         0    660,845
     171,600            0         171,600  Norsk Hydro ASA (a)                               5,325,346         0  5,325,346
     81,300             0         81,300   Orkla ASA                                         4,602,723         0  4,602,723
     886,000            0         886,000  Pan Fish ASA (a)                                    809,950         0    809,950
     107,300            0         107,300  Statoil ASA                                       2,843,746         0  2,843,746
     85,300             0         85,300   Statoil ASA, ADR                                  2,245,096         0  2,245,096
     137,200            0         137,200  Storebrand ASA                                    1,744,926         0  1,744,926
     158,600            0         158,600  Telenor ASA                                       2,982,398         0  2,982,398
     129,800            0         129,800  Yara Internatiional ASA                           2,950,852         0  2,950,852
                                               Total                                        27,942,802         0 27,942,802
PHILIPPINES - 0.4%
        0             36,100      36,100   Philippine Long Distance Telephone Co.                    0 1,876,759  1,876,759

REPUBLIC OF KOREA (SOUTH) - 4.5%
      7,200             0          7,200   Daelim Industrial Co., Ltd.                         588,387         0    588,387
     24,500             0         24,500   Daishin Securities Co.                              619,086         0    619,086
        0             56,700      56,700   Hana Financial Holdings                                   0 2,981,323  2,981,323
     18,300             0         18,300   Hanjin Heavy Industries & Construction Co., Ltd.    596,226         0    596,226
     19,200             0         19,200   Hanjin Shipping Co., Ltd.                           545,032         0    545,032
      9,200             0          9,200   Kookmin Bank, ADR, (a)(b)                           741,888         0    741,888
     33,500             0         33,500   KT Freetel Co., Ltd.                              1,071,640         0  1,071,640
     27,900             0         27,900   LG Electronics Inc.                               1,650,000         0  1,650,000
     15,219             0         15,219   LG International Corp.                              375,566         0    375,566
     20,800             0         20,800   LG Petrochemical Co., Ltd.                          525,591         0    525,591
     17,500             0         17,500   LS Cable Ltd.                                       722,581         0    722,581
     25,350             0         23,350   Posco, ADR (a)(b)                                 2,095,684         0  2,095,684
     25,600             0         25,600   Samsung Corp.                                       843,699         0    843,699
      5,750             0          5,750   Samsung Electronics Co., Ltd.                     3,790,054         0  3,790,054
      7,800             0          7,800   Samsung SDI Co., Ltd.                               539,290         0    539,290
     23,350             0         23,350   Shinhan Financial Group Co., Ltd.                 1,192,608         0  1,192,608
      8,300             0          8,300   Shinhan Financial Group Co., Ltd., ADR (b)          857,722         0    857,722
     12,800             0         12,800   SK Corp.                                          1,004,731         0  1,004,731
     18,950             0         18,950   SK Telecom Col, Ltd., ADR                           501,796         0    501,796
                                                Total                                       18,261,581 2,981,323 21,242,904

RUSSIA - 0.3%
     0        41,883    41,883   OAO TMK, GDR (c) (d)                                         0  1,465,905  1,465,905

SINGAPORE - 1.0%
     0      1,318,600  1,318,600 Singapore Telecom Ltd.                                       0  2,819,891  2,819,891
     0       164,000    164,000  United Overseas Bank Ltd.                                    0  2,074,393  2,074,393
                                      Total                                                   0  4,894,284  4,894,284
SOUTH AFRICA - 2.0%
  18,500        0       18,500   Anglo Platinum Ltd.                                  2,258,091          0  2,258,091
  45,100        0       45,100   Gold Fields Ltd., ADR (b)                              851,488          0    851,488
  140,000       0       140,000  Liberty Group Ltd.                                   1,657,063          0  1,657,063
  118,000       0       118,000  MTN Group Ltd.                                       1,435,198          0  1,435,198
  26,500        0       26,500   Sasol, ADR                                             977,850          0    977,850
  168,000       0       168,000  Standard Bank Group Ltd. (a)                         2,263,715          0  2,263,715
                                      Total                                           9,443,405          0  9,443,405
SPAIN - 0.6%
     0       140,500    140,500  Banco Santander Central Hispano, S.A.                        0  2,622,504  2,622,504
     0        17,194    17,194   Enagas                                                       0    399,920    399,920
                                      Total                                                   0  3,022,424  3,022,424
SWEDEN - 1.0%
     0       155,700    155,700  Sandvik AB                                                   0  2,262,966  2,262,966
     0       153,700    153,700  Tele2 AB, Class B                                            0  2,245,123  2,245,123
                                      Total                                                   0  4,508,089  4,508,089
SWITZERLAND - 3.5%
     0       144,000    144,000  ABB Ltd.                                                     0  2,582,191  2,582,191
     0        18,000    18,000   Credit Suisse Group                                          0  1,259,335  1,259,335
     0        5,500      5,500   Nestle SA                                                    0  1,954,452  1,954,452
     0        50,600    50,600   Novartis AG                                                  0  2,917,234  2,917,234
     0        25,500    25,500   Phonak Holding AG                                            0  2,029,955  2,029,955
     0        13,510    13,510   Roche Holding AG                                             0  2,422,598  2,422,598
     0        56,600    56,600   UBS AG                                                       0  3,439,664  3,439,664
                                      Total                                                   0 16,605,429 16,605,429
TAIWAN - 6.5%
     0      1,064,500  1,064,500 Acer Sertek, Inc.                                            0  2,221,451  2,221,451
  720,000       0       720,000  Asia Cement Corp.                                      684,978          0    684,978
 4,092,000      0      4,092,000 China Development Financial Holding Corp.            1,883,689          0  1,883,689
 1,030,672      0      1,030,672 Compal Electronics Inc.                                918,859          0    918,859
  391,000    310,000    701,000  Delta Electronics, Inc.                              1,259,935    998,926  2,258,861
 1,443,000      0      1,443,000 First Financial Holding Co., Ltd.                    1,096,033          0  1,096,033
  434,000       0       434,000  Formosa Chemicals & Fibre Corp.                        725,886          0    725,886
  578,000       0       578,000  Formosa Plastics Corp.                                 959,638          0    959,638
  603,600       0       603,600  Hon Hai Precision Industry Co., Ltd.                 4,306,798          0  4,306,798
 1,181,000      0      1,181,000 Hua Nan Financial Holdings Co., Ltd.                   875,285          0    875,285
  500,448       0       500,448  Lite-On Technology Corp.                               676,530          0    676,530
 1,229,000      0      1,229,000 Mega Financial Holding Co., Ltd.                       903,316          0    903,316
  932,000       0       932,000  Nan Ya Plastics Corp.                                1,553,095          0  1,553,095
  800,000       0       800,000  Pou Chen Corp.                                         908,393          0    908,393
  240,000       0       240,000  President Chain Store Corp.                            579,653          0    579,653
  767,000       0       767,000  Quanta Computer Inc.                                 1,391,122          0  1,391,122
  806,000       0       806,000  Synnex Technology International Corp.                1,019,095          0  1,019,095
  654,000       0       654,000  Taiwan Cement Corp.                                    591,079          0    591,079
  909,000       0       909,000  Taiwan Mobile Co., Ltd.                                942,894          0    942,894
 2,458,000      0      2,458,000 Taiwan Semiconductor Manufacturing Co., Ltd.         5,091,760          0  5,091,760
 1,790,000      0      1,790,000 United Microelectronics Corp.                        1,112,398          0  1,112,398
                                     Total                                           27,480,436  3,220,377 30,700,813
THAILAND - 0.2%
     0       211,900    211,900  Total Access Communication Public Co. Ltd., Class F          0    911,170    911,170

UNITED KINGDOM - 11.0%
  29,500        0       29,500   Anglo American Plc, ADR                                720,095          0    720,095
  33,600        0       33,600   AstraZeneca Plc, ADR                                 1,799,280          0  1,799,280
  36,400        0       36,400   Aviva Plc                                              585,844          0    585,844
     0       240,000    240,000  Barclays Plc                                                 0  3,430,417  3,430,417
  22,900        0       22,900   Barclays Plc, ADR (b)                                1,331,406          0  1,331,406
  21,900        0       21,900   Bellway Plc                                            662,064          0    662,064
  25,100        0       25,100   BG Group Plc, ADR                                    1,717,844          0  1,717,844
  50,750        0       50,750   BHP Billiton Plc                                       928,590          0    928,590
   8,500        0        8,500   BHP Billiton Plc, ADR                                  316,200          0    316,200
     0       381,460    381,460  BP Plc                                                       0  4,238,652  4,238,652
     0       159,100    159,100  Diageo Plc                                                   0  3,122,967  3,122,967
  56.650        0       56,650   Enterprise Inns Plc                                  1,500,743          0  1,500,743
     0       544,400    544,400  Game Group Plc                                               0  1,209,837  1,209,837
     0        75,551    75,551   GlaxoSmithKline Plc                                          0  1,988,165  1,988,165
  16,000        0       16,000   GlaxoSmithKline Plc, ADR                               844,160          0    844,160
  131,000       0       131,000  Group 4 Securicor Plc                                  482,212          0    482,212
  11,000        0       11,000   Hanson Plc, ADR                                        832,590          0    832,590
  49,300        0       49,300   HBOS Plc                                             1,092,703          0  1,092,703
  29,800        0       29,800   HSBC Holdings Plc, ADR (b)                           2,731,170          0  2,731,170
  239,200       0       239,200  Legal & General Group Plc                              737,650          0    737,650
  209,900       0       209,900  Man Group Plc                                        2,148,400          0  2,148,400
   5,725        0        5,725   Rio Tinto Plc, ADR (b)                               1,120,885          0  1,120,885
  37,400      62,019    99,419   Royal Bank of Scotland Group Plc                     1,459,444  2,420,165  3,879,609
  35,500        0       35,500   Royal Dutch Shell Plc, ADR                           2,513,045          0  2,513,045
  119,000       0       119,000  Scottish & Newcastle Plc                             1,303,634          0  1,303,634
     0        63,700    63,700   Shire Plc, ADR                                               0  3,934,112  3,934,112
  27,000        0       27,000   Tomkins Plc                                            129,917          0    129,917
  15,500        0       15,500   Tomkins Plc, ADR                                       300,700          0    300,700
     0       971,819    971,819  Vodafone Group Plc                                           0  2,692,494  2,692,494
  61,512        0       61,512   Vodafone Group Plc, ADR (b)                          1,708,803          0  1,708,803
  47,800        0       47,800   Wolseley Plc                                         1,153,983          0  1,153,983
  18,000        0       18,000   Wolseley Plc, ADR (b)                                  439,380          0    439,380
                                     Total                                           28,560,742 23,036,809 51,597,551

UNITED STATES - 1.8%
    0       45,400    45,400   IShares MSCI Emerging Mkt                                                   0   5,183,318   5,183,318
    0       38,000    38,000   Transocean Sedco Forex, Inc.                                                0   3,073,820   3,073,820
                                   Total                                                                   0   8,257,138   8,257,138
                                   TOTAL COMMON STOCKS (IDENTIFIED COST $357,194,790)            269,820,542 191,513,922 461,334,464
PREFERRED STOCKS -
0.1%
REPUBLIC OF KOREA
(SOUTH) - 0.1%
  1,200        0       1,200   Samsung Electronics Co., Ltd.                                         619,355           0     619,355
                                   TOTAL PREFERRED STOCKS (IDENTIFIED COST $606,322)                 619,355           0     619,355
SHORT TERM
INVESTMENTS - 1.0%
MONEY MARKET
INVESTMENTS - 0.3%
1,404,366      0     1,404,366 First American Prime Obligations Fund                               1,404,366           0   1,404,366

REPURCHASE
AGREEMENTS - 0.7%
    0      3,113,000 3,113,000 Goldman Sachs & Co., $1,500,000,000  joint repurchase agreement,            0   3,113,000   3,113,000
                               5.35%, Dated 12/29/06, Due 01/02/07, (Collateralized  by U.S.
                               Government Agency Securities valued at $1,533,551,251)
                               TOTAL SHORT TERM INVESTMENTS (IDENTIFIED COST $4,517,366)           1,404,366   3,113,000   4,517,366
INVESTMENTS
PURCHASED WITH CASH
PROCEEDS FROM
SECURITIES LENDING -
10.7%
COMMERCIAL PAPER -
2.2%
$1,377,350     0     $1377,350 Concord Minutemen Capital Co., 5.340%, 01/16/07                     1,337,350           0   1,337,350
1,651,117      0     1,651,117 Fenway Funding, 5.358%, 01/05/07                                    1,651,117           0   1,651,117
1,377,350      0     1,377,350 Jupiter Select, 5.386%, 01/05/07                                    1,377,350           0   1,377,350
 826,410       0      826,410  Lakeside Funding LLC, 5.350%, 01/08/07                                826,410           0     826,410
1,093,913      0     1,093,913 Mint II LLC, 5.361%, 02/16/07                                       1,093,913           0   1,093,913
1,374,674      0     1,374,674 Mortgage Interest Networking Trust, 5.391%, 01/11/07                1,374,674           0   1,374,674
1,100,260      0     1,100,260 RAMS Funding LLC, 5.360%, 01/08/07                                  1,100,260           0   1,100,260
1,369,430      0     1,369,430 Thornburg Mortgage Capital Resources LLC, 5.349%, 02/06/07          1,369,430           0   1,369,430
                                   Total                                                          10,170,504           0  10,170,504

REPURCHASE
AGREEMENTS -
8.5%
2,452,000   0  2,452,000  Bank of America, 5.330%, Dated 12/29/06, Due 01/02/07,                  2,452,000           0    2,452,000
                          (Collateralized by U.S. Government Agency Mortgage & Asset Backed
                          Securities, valued  at $2,501,040. Repurchase proceeds are
                          $2,453,452)
2,500,000   0  2,500,000  Barclays Capital Inc., 5.330%, Dated 12/29/06, Due 01/02/07,            2,500,000           0    2,500,000
                          (Collateralized by U.S. Government Agency Mortgage & Asset Backed
                          Securities, valued at $2,550,000.  Repurchase proceeds are
                          $2,501,481)
2,500,000   0  2,500,000  Citigroup Global, 5.340%, Dated 12/29/06, Due 01/02/07,                 2,500,000           0    2,500,000
                          (Collateralized by U.S. Government Agency Mortgage & Asset Backed
                          Securities, valued at $2,550,000.  Repurchase proceeds are
                          $2,501,483)
13,773,497  0  13,773,497 Citigroup Global, 5.363%, Dated 12/29/06, Due 01/02/07,                13,773,497           0   13,773,497
                          (Collateralized by U.S. Government Agency Collateralized Mortgage
                          Obligation, valued at $14,048,967.  Repurchase proceeds are
                          $13,781,704)
2,754,699   0  2,754,699  Credit Suisse, 5.320%, Dated 12/29/06, Due 01/02/07, (Collaterlized     2,754,699           0    2,754,699
                          by Credit Suisse Mortgage Capital & Thornburg Mortgage Securities
                          Trust Collateralized Mortgage Obligations, valued at $2,892,435.
                          Repurchase proceeds are $2,756,328)
2,500,000   0  2,500,000  Daiwa Securities Inc., 5.360%, Dated 12/29/06, Due 01/02/07,            2,500,000           0    2,500,000
                          (Collateralized by U.S. Government Agency Mortgage & Asset Backed
                          Securities, valued at $2,550,002.  Repurchase proceeds are
                          $2,501,489)
4,958,459   0  4,958,459  Lehman Brothers, 5.430%, Dated 12/29/06, Due 01/02/07,                  4,958,459           0    4,958,459
                          (Collateralized by U.S. Government Agency Collateralized Mortgage
                          Obligations & DIRECTV corporate bonds, valued at $5,093,946.
                          Repurchase proceeds are $4,961,451)
1,101,880   0  1,101,880  Morgan Stanley, 5.360%, Dated 12/29/06, Due 01/02/07,                   1,101,880           0    1,101,880
                          (Collateralized by U.S. Government Agency Collateralized Mortgage
                          Obligations, valued at $1,127,660.  Repurchase proceeds are
                          $1,102,536)
3,305,639   0  3,305,639  Morgan Stanley, 5.360%, Dated 12/29/06, Due 01/02/07,                   3,305,639           0    3,305,639
                          (Collateralized by U.S. Government Agency Collateralized Mortgage
                          Obligations, valued at $3,387,398.  Repurchase proceeds are
                          $3,307,608)
1,424,000   0  1,424,000  Morgan Stanley, 5.350%, Dated 12/29/06, Due 01/02/07,                   1,424,000           0    1,424,000
                          (Collateralized by U.S. Government Agency Mortgage & Asset Backed
                          Securities, valued at $1,452,480.  Repurchase proceeds are
                          $1,424,846)
2,500,000   0  2,500,000  Nomura Securities Inc., 5.350%, Dated 12/29/06, Due 01/02/07,           2,500,000           0    2,500,000
                          (Collateralized by U.S. Government Agency Mortgage & Asset Backed
                          Securities, valued at $2,550,000.  Repurchase proceeds are
                          $2,501,486)
                              Total                                                              39,770,174           0   39,770,174
MONEY MARKET
INVESTMENTS -
0.0%
  47,660    0    47,660   AIM Short-Term Liquid Assets Portfolio - Institutional Class               47,600           0       47,600
 123,526    0   123,526   Prime Obligations Fund                                                    123,526           0      123,526
                              Total                                                                 171,186           0      171,186
                          TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES         50,111,864           0   50,111,864
                          LENDING (IDENTIFIED COST $50,111,864)
                          TOTAL INVESTMENTS - 110.1% (IDENTIFIED COST $412,430,342)             321,956,127 194,626,922  516,583,049
                          OTHER ASSETS AND LIABILITIES - (10.1)%                               (48,360,712)   1,159,947 (47,200,765)
                          TOTAL NET ASSETS - 100.0%                                            $273,595,415 195,786,869  469,382,284

(a) Non income producing.

(b) This security or a portion of this security is out on loan at December 31, 2006.

(c) Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At December 31, 2006, this restricted security amounted to $1,465,905 which represented 0.3% of total net assets.
(d) Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees. At December 31, 2006, this liquid restricted security amounted to $1,465,905 which represented 0.3% of total net assets.

Note: The categories of investments are shown as a percentage of total net assets ($469,382,284) at December 31, 2006.

It is anticipated that Federated International Capital Appreciation Fund may need to sell a portion of its securities prior to the Reorganization in order to align the portfolios of the funds. At this time, it has not been fully determined which securities will need to be sold.





The following acronym is used throughout this portfolio:
ADR     --American Depository Receipt
GDR     --Global Depository Receipt

Sector                                                  % of
                                                         Net
                                                       Assets

Financials............................................  29.4%
Energy................................................  12.4%
Materials.............................................  11.2%
Telecommunications....................................  8.4%
Banks.................................................  8.4%
Industrials...........................................  6.5%
Information Technology................................  4.4%
Consumer Discretionary................................  3.9%
Utilities.............................................  3.1%
Pharmaceuticals & Biotechnology.......................  2.9%
Health Care...........................................  2.8%
Technology Hardware & Equipment.......................  2.8%
Consumer Staples......................................  2.7%
Capital Goods.........................................  2.3%
Food, Beverage & Tobacco..............................  1.9%
Insurance.............................................  1.6%
Media.................................................  1.5%
Automobiles & Components..............................  1.1%
Real Estate...........................................  1.0%
Consumer Services.....................................  0.5%
Semiconductors & Semiconductor Equipment..............  0.5%
Software & Services...................................  0.5%
Retailing.............................................  0.3%
TOTAL INVESTMENTS..................................... 110.1%
Other Assets and Liabilities.......................... (10.1)%
TOTAL NET ASSETS...................................... 100.0%


FEDERATED INTERCONTINENTAL FUND*
FEDERATED INTERNATIONAL CAPITAL APPRECIATION FUND
PRO FORMA COMBINING STATEMENTS OF ASSETS & LIABILITIES
DECEMBER 31, 2006 (UNAUDITED)




                                                                                   FEDERATED
                                                                                 INTERNATIONAL                       FEDERATED
                                                               FEDERATED            CAPITAL                           INTER-
                                                            INTERCONTINENTAL     APPRECIATION       PRO FORMA       CONTINENTAL
                                                                                                                       FUND
                                                                                                                     PROFORMA
                                                                  FUND               FUND          ADJUSTMENT        COMBINED
ASSETS:
Investments in securities, at value (Including
$48,681,674, $0 and $48,681,674, respectively of
securities loaned)                                              $321,956,127      $194,626,922              $0      $516,578,184
Foreign Currency (cost $4,488,622, $1,253,743 and
$5,742,365, respectively)
                                                                   4,490,754         1,249,151               0         5,744,770
Receivable for shares sold                                           312,173            17,511               0           329,684
Receivable for investments sold                                    4,167,488                 0               0         4,167,488
Income receivable                                                    257,384           268,580               0           525,964
Prepaid expenses                                                      11,368            26,604               0            37,972
     Total assets                                                331,195,294       196,188,768               0       527,384,062
LIABILITIES:
Payable for collateral due to broker for securities loaned        50,111,864                 0               0        50,111,864
Payable for shares redeemed                                          497,319           104,204               0           601,523
Payable for investments purchased                                  5,611,501                 0               0         5,611,501
Payable for custodian fees                                           834,612            29,470               0           864,082
Payable for advisory fees                                            224,069                 0               0           224,069
Payable for shareholder service fees
                                                                      33,258            60,850               0            94,108
Payable for administrative personnel and service fees                 26,844                 0               0            26,844
Payable for distribution fees                                        154,860            35,957               0           190,817
Accrued expenses                                                     105,552           171,418               0           276,970
     Total liabilities                                            57,599,879           401,899               0        58,001,778
NET ASSETS                                                      $273,595,415      $195,786,869              $0      $469,382,284
NET ASSETS CONSIST OF:
Paid-in capital                                                 $211,398,823      $156,411,094              $0      $367,809,918
Net unrealized appreciation of investments and translation
of assets and liabilities in foreign currency                     61,190,010        42,970,610               0       104,160,620
Accumulated net realized gain (loss) on investments and
foreign currency transactions                                        950,602       (3,479,816)               0       (2,529,214)
Undistributed (distributions in excess of )net investment
income                                                                55,980         (115,019)               0          (59,039)
     Total Net Assets                                           $273,595,415      $195,786,869              $0      $469,382,284

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS
PER SHARE

NET ASSETS
Class A Shares                                                  $273,595,415      $138,520,193              $0      $412,115,608
Class B Shares                                                             0       $21,202,855               0       $21,202,855
Class C Shares                                                             0       $36,063,821               0       $36,063,821
SHARES OUTSTANDING
Class A Shares                                                     4,801,394        11,699,898     (9,268,866) (g)     7,232,426
Class B Shares                                                             0         1,882,746     (1,510,636) (g)       372,110
Class C Shares                                                             0         3,204,580     (2,571,659) (g)       632,921
NET ASSET VALUE PER SHARE
Class A Shares                                                        $56.98            $11.84               0            $56.98
Class B Shares                                                             0            $11.26               0         $56.98
Class C Shares                                                             0            $11.25               0            $56.98
OFFERING PRICE PER SHARE
Class A Shares                                                        $60.46 (a)        $12.53 (b)           0            $60.46 (b)
Class B Shares                                                             0            $11.26               0            $56.98
Class C Shares                                                             0            $11.36 (c)           0            $56.98


REDEMPTION PROCEEDS PER SHARE
Class A Shares                         $56.98        $11.60 (d)   0        $55.84 (d)
Class B Shares                              0        $10.41 (e)   0        $52.71 (e)
Class C Shares                              0        $10.91 (f)   0        $55.27 (f)


Investments, at identified cost  $260,774,888     $151,655,454   $0   $412,430,342

* Rochdale Atlas Portfolio was reorganized into Federated InterContinental Fund as of the close of business on August 24, 2007. Prior to the reorganization, Federated InterContinental Fund had no investment operations. Federated InterContinental Fund is the successor to Rochdale Atlas Portfolio.
(a)Computation of offering price per share:  100/94.25 of net asset value.
(b)Computation of offering price per share:  100/94.50 of net asset value.
(c)Computation of offering price per share:  100/99 of net asset value.
(d)Computation of redemption price per share:  98/100 of net asset value.
(e)Computation of redemption price per share:  92.50/100 of net asset value
(f)Computation of redemption price per share:  97/100 of net asset value.
(g)Adjustment to reflect share balance as a result of the combination.


(See Notes to Pro Forma Financial Statements)


FEDERATED INTERCONTINENTAL FUND*
FEDERATED INTERNATIONAL CAPITAL APPRECIATION FUND
PRO FORMA COMBINING STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006 (UNAUDITED)

                                                                                             FEDERATED                    FEDERATED
                                                                                           INTERNATIONAL                   INTER-
                                                                            FEDERATED         CAPITAL                    CONTINENTAL
                                                                         INTERCONTINENTAL  APPRECIATION   PRO FORMA         FUND
                                                                                                                          PRO FORMA
                                                                               FUND            FUND       ADJUSTMENT      COMBINED
INVESTMENT INCOME:
Dividends                                                                      $5,979,545     $4,422,568          $0     $10,402,113
Interest                                                                          122,711        325,234           0         447,945
Income from securities lending                                                    155,166              0           0         155,166
TOTAL INVESTMENT INCOME:                                                        6,257,422      4,747,802           0      11,005,224
EXPENSES:
Investment adviser fee                                                          2,028,418      2,468,653   (493,329) (a)   4,003,742
Administrative personnel and services fee                                         149,491        230,073    (62,468) (b)     317,096
Custodian fees                                                                    296,433        115,400    (23,158) (c)     388,675
Transfer and dividend disbursing agent fees and expenses                           48,927        325,751     156,936 (d)     531,614
Directors'/Trustees' fees                                                          10,798          4,901     (8,199) (e)       7,500
Auditing fees                                                                      19,105         24,130    (18,235) (f)      25,000
Legal fees                                                                         32,727         10,711    (32,438) (g)      11,000
Portfolio accounting fees                                                          90,974         67,239    (58,176) (h)     100,037
Distribution services fees - Class A Shares                                       507,104              0   (507,104) (i)           0
Distribution services fees - Class B Shares                                             0        164,812           0         164,812
Distribution services fees - Class C Shares                                             0        228,178           0         228,178
Shareholder services fees - Class A Shares                                        201,973        237,297     430,626 (j)     869,896
Shareholder services fees - Class B Shares                                              0         54,937           0          54,937
Shareholder services fees - Class C Shares                                              0         74,365           0          74,365
Share registration costs                                                           29,910         42,760    (10,995) (k)      61,675
Printing and postage                                                               21,741         44,443     (3,984) (l)      62,200
Insurance premiums                                                                  6,135          7,482     (4,117) (m)       9,500
Taxes                                                                                   0         14,695      15,333 (n)      30,028
Interest expense                                                                       46          1,019           0           1,065
Miscellaneous                                                                       5,145          4,978     (4,623) (o)       5,500
     TOTAL EXPENSES                                                             3,448,927      4,121,824   (623,931)       6,946,820
WAIVERS:
Waiver of investment adviser fee                                                        0      (544,680)      84,649 (p)   (460,031)
Waiver of administrative personnel and services fee                                     0       (43,025)      31,014 (q)    (12,011)
Fee paid indirectly from directed  brokerage arrangements                               0          (326)           0           (326)
TOTAL WAIVERS                                                                           0      (588,031)     115,663       (472,368)
     NET EXPENSES                                                               3,448,927      3,533,793   (508,268)       6,474,452
     NET INVESTMENT INCOME                                                     $2,808,495     $1,214,009    $508,268      $4,530,772
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
Net realized gain on investments and foreign currency transactions             21,005,705     22,569,984           0      43,575,689
Net change in unrealized appreciation of investments and translation of
assets and liabilities in foreign currency                                     34,076,774     13,590,999           0      47,667,773
     Net realized and unrealized gain on investments and foreign
currency transactions                                                          55,082,479     36,160,983           0      91,243,462
     Change in net assets resulting from operations                           $57,890,974    $37,374,992    $508,268     $95,774,234




* Rochdale Atlas Portfolio was reorganized into Federated InterContinental Fund as of the close of business on August 24, 2007. Prior to the reorganization, Federated InterContinental Fund had no investment operations. Federated InterContinental Fund is the successor to Rochdale Atlas Portfolio.


(See Notes to Pro Forma Financial Statements)

                        FEDERATED INTERCONTINENTAL FUND
               FEDERATED INTERNATIONAL CAPITAL APPRECIATION FUND
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                FOR THE YEAR ENDED DECEMBER 31, 2006 (UNAUDITED)




NOTE 1. DESCRIPTION OF THE FUND

Federated InterContinental Fund, a series of Federated Equity Funds, is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. Rochdale Atlas Portfolio (the "Predecessor Fund") was reorganized into Federated InterContinental Fund as of the close of business on August 24, 2007. Prior to the reorganization, the Federated InterContinental Fund had no investment operations. Federated InterContinental Fund is the successor to the Predecessor Fund, which commenced operations on October 2, 1998. For the purposes of these Pro Forma Financial Statements, the financial information covers the period from January 1, 2006 to December 31, 2006. Federated InterContinental Fund consists of five classes of shares: Class A Shares, Class B Shares, Class C Shares, Class K Shares and Institutional Shares.

Federated International Capital Appreciation Fund, a series of Federated World Investment Series, Inc., is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. Federated International Capital Appreciation Fund is a diversified portfolio. Federated International Capital Appreciation Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares.


NOTE 2. BASIS OF COMBINATION

The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations (Pro Forma Financial Statements) reflect the accounts of Federated InterContinental Fund and Federated International Capital Appreciation Fund (individually referred to as the "Fund", or collectively as the "Funds"), for the year ended December 31, 2006. These statements have been derived from the books and records utilized in calculating daily net asset values at December 31, 2006.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of the Predecessor Fund and Federated International Capital Appreciation Fund which have been incorporated by reference in the Statement of Additional Information. The Funds follow generally accepted accounting principles in the United States of America applicable to management investment companies which are disclosed in the historical financial statements.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of Class A Shares, Class B Shares and Class C Shares of Federated International Capital Appreciation Fund for Class A Shares, Class B Shares and Class C Shares of Federated InterContinental Fund. Under generally accepted accounting principles, Federated InterContinental Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the surviving entity, if necessary. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.

For the year ended December 31, 2006, the Predecessor Fund for Federated InterContinental Fund and Federated International Capital Appreciation Fund paid investment advisory fees computed at the annual rate of 1.00% and 1.25%, respectively as a percentage of average daily net assets.

All costs with respect to the exchange will be borne by Federated Investors, Inc. and Rochdale Investment Management LLC and their affiliates.

NOTE 3. PORTFOLIO OF INVESTMENTS

The Federated InterContinental Fund had not become effective with the Securities and Exchange Commission as of December 31, 2006. The Portfolio of Investments provided is for the Predecessor Fund of Federated InterContinental Fund as of December 31, 2006.

NOTE 4. PORTFOLIO VALUATION

Market values of each Fund's portfolio securities are determined as follows:

   {circle}for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

   {circle}in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

   {circle}futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Trustees and the Board of Directors (the "Trustees") may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;

   {circle}prices for total return swaps are based upon a valuation model incorporating underlying reference indexes, interest rates, yield curves and other market data or factors. Prices for credit default swaps are furnished by an independent pricing service and are based upon a valuation model incorporating default probabilities, recovery rates and other market data or factors. Prices for interest rate swaps are furnished by an independent pricing service incorporating yield curves, swaption volatility and other market data or factors;

   {circle}for investments in other open-end regulated investment companies, based on net asset value (NAV);

   {circle}for fixed-income securities, according to prices as furnished by an independent pricing service, except that fixed-income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost; and

   {circle}for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Prices for fixed-income securities furnished by a pricing service may be based on a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Such prices are generally intended to be indicative of the bid prices currently offered to institutional investors for the securities, except that prices for corporate fixed-income securities traded in the United States are generally intended to be indicative of the mean between such bid prices and asked prices. The Trustees have approved the use of such pricing services. A number of pricing services are available, and the Fund may use various pricing services or discontinue the use of any pricing service.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the Fund values foreign securities using the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation is done by others under the direction of Fund management. An event is considered material if there is both an affirmative expectation that the security's value will change in response to the event and a reasonable basis for quantifying the resulting change in value.


NOTE 5. SHARES OF BENEFICIAL INTEREST



The Pro Forma Class A Shares, Class B Shares and Class C Shares net asset value per share assumes the issuance of 2,431,032 Class A Shares, 372,110 Class B Shares and 632,921 of Federated InterContinental Fund in exchange for 11,699,898 Class A Shares, 1,882,746 Class B Shares and 3,204,580 Class C Shares of Federated International Capital Appreciation Fund which would have been outstanding at December 31, 2006 in connection with the proposed reorganization, assuming the two Funds had been combined as of such date. At December 31, 2006, Federated InterContinental Fund - Pro Forma Combined would have had shares outstanding of 7,232,426 for Class A Shares, 372,110 for Class B Shares and 632,921 for Class C Shares had the proposed reorganization taken place on that date.



NOTE 6. FEDERAL INCOME TAXES

Each Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the acquisition, Federated InterContinental Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

The identified cost of investments for the funds is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined fund.

NOTE 7. PRO FORMA ADJUSTMENTS

(a) Federated Global Investment Management Corp. is the Funds' investment adviser (the "Adviser"). The advisory agreement between Federated InterContinental Fund and the Adviser provides for an annual fee equal to 1.00% of the Fund's average daily net assets. The advisory agreement between Federated International Capital Appreciation Fund and the Adviser provides for an annual fee equal to 1.25% of the Fund's average daily net assets. An adjustment to the combined investment adviser fee reflects the fee structure of Federated InterContinental Fund on the average daily net assets of Federated InterContinental Fund Pro Forma Combined.

(b) Federated Administrative Services (FAS), under the Administrative Services Agreement, provides Federated InterContinental Fund with certain administrative personnel and services necessary to operate the Fund. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds. The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. As of December 31, 2006, U.S. Bancorp Fund Services LLC provided administrative services to the Predecessor Fund of Federated InterContinental Fund. An adjustment to the combined administrative personnel and services fee reflects the fee structure of the Federated Funds on the average daily net assets of Federated InterContinental Fund Pro Forma Combined.

(c) Adjustment to reflect custodian fees based upon the current expense structure for the Federated InterContinental Pro Forma Combined Fund and resulting from the combining of two Funds into one.

(d) Adjustment to reflect transfer and dividend disbursing agent fees and expenses based upon the current expense structure for the Federated InterContinental Pro Forma Combined Fund and resulting from combining two Funds into one.

(e) Adjustment to reflect directors'/trustees' fees based upon the current expense structure for the Federated InterContinental Pro Forma Combined Fund and resulting from combining two Funds into one.

(f) Adjustment to reflect auditing fees based upon the current expense structure for the Federated InterContinental Pro Forma Combined Fund and resulting from combining two Funds into one.

(g) Adjustment to reflect legal fees based upon the current expense structure for the Federated InterContinental Pro Forma Combined Fund and resulting from combining two Funds into one.

(h) Adjustment to reflect portfolio accounting fees based upon the current expense structure for the Federated InterContinental Pro Forma Combined Fund and resulting from combining two Funds into one..

(i) The Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of each Fund's Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that each Fund may incur distribution expenses annually of 0.25%, 0.75% and 0.75% for Class A Shares, Class B Shares and Class C Shares, respectively, based on each Classes average daily net assets to compensate FSC. An adjustment to the combined distribution services fee reflects Federated InterContinental Fund Pro Forma Combined Class A Shares do not intend to incur a distribution service fee.

(j) Under the terms of a Shareholder Services Agreement, Federated InterContinental Fund may pay fees up to 0.25% of the average daily net assets of Fund's Class A Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC). Adjustment is to apply the expense structure of Federated InterContinental Fund to the average daily net assets of Federated InterContinental Fund Pro Forma Combined.

(k) Adjustment to share registration costs based upon the current expense structure for the Federated InterContinental Pro Forma Combined Fund and resulting from combining two Funds into one.

(l) Adjustment to printing and postage based upon the current expense structure for the Federated InterContinental Pro Forma Combined Fund and resulting from combining two Funds into one.

(m) Adjustment to insurance premiums based upon the current expense structure for the Federated InterContinental Pro Forma Combined Fund and resulting from combining two Funds into one.

(n) Adjustment to taxes based upon the current expense structure for the Federated InterContinental Pro Forma Combined Fund and resulting from combining two Funds into one.

(o) Adjustment to miscellaneous expense based upon the current expense structure for the Federated InterContinental Pro Forma Combined Fund and resulting from combining two Funds into one.

(p) Under the investment advisory contract, the Adviser is obligated to waive all or a portion of its management fee which it is otherwise entitled to receive, and/or reimburse other operating expenses (excluding interest, taxes and brokerage commissions), in order to limit the aggregate annual operating expenses for the Fund's Class A Shares to no more than 1.70% of its daily net assets. Any waivers or reduction of expenses by the administrator and/or the distributor that reduce such expenses may have the effect of reducing the amount to be waived or reimbursed by the Adviser pursuant to the contractual commitment. This commitment will expire on August 24, 2009. In addition, the Adviser expects to voluntarily waive a portion of its management fee. This voluntary waiver can be terminated at any time. Adjustment reflects the contractual waiver of investment adviser fee and any other voluntary waiver, if applicable.

(q) Adjustment to reflect the anticipated voluntary waiver of administrative personnel and services fees for the Federated InterContinental Pro Forma Combined Fund.

PRO FORMA FINANCIAL STATEMENTS FOR THE PERIOD ENDED JUNE 30, 2007 (UNAUDITED)

INTRODUCTION

The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations (Pro Forma Financial Statements) reflect the accounts of Federated InterContinental Fund and Federated International Capital Appreciation Fund (individually referred to as the "Fund" or collectively as the "Funds"), for the six months ended June 30, 2007. Rochdale Atlas Portfolio (the "Predecessor Fund") was reorganized into Federated InterContinental Fund as of the close of business on or about August 24, 2007. Prior to the reorganization, Federated InterContinental Fund had no investment operations. Federated InterContinental Fund is the successor to the Predecessor Fund, which commenced operations on October 2, 1998. For the purposes of these Pro Forma Financial Statements, the financial information covers the period from January 1, 2007 to June 30, 2007. These statements have been derived from the books and records utilized in calculating daily net asset values at June 30, 2007.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of Class A Shares, Class B Shares and Class C Shares of Federated International Capital Appreciation Fund for Class A Shares, Class A Shares, Class B Shares and Class C Shares of Federated InterContinental Fund. Under generally accepted accounting principles, Federated InterContinental Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the surviving entity. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.

FEDERATED INTERCONTINENTAL FUND
FEDERATED INTERNATIONAL CAPITAL APPRECIATION FUND
PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)



                                FEDERATED                                                                                FEDERATED
                   FEDERATED      INTER-                                                                    FEDERATED      INTER-
                 INTERNATIONAL CONTINENTAL                                                    FEDERATED   INTERNATIONAL CONTINENTAL
   FEDERATED        CAPITAL        FUND                                                         INTER-       CAPITAL        FUND
INTERCONTINENTAL APPRECIATION   PRO FORMA                                                    CONTINENTAL  APPRECIATION   PRO FORMA
      FUND           FUND        COMBINED                                                        FUND         FUND        COMBINED

    SHARES OR PRINCIPAL AMOUNT                                                                  VALUE
COMMON STOCKS - 97.3%
AUSTRIA - 0.4%
       0            32,300        32,300    Erste Bank Der Oesterreichischen Sparkassen AG             $0    $2,521,598   $2,521,598
BELGIUM - 0.4%
       0            30,700        30,700    InBev                                                       0     2,431,002    2,431,002
BRAZIL - 6.0%
     12,450            0          12,450    Aracruz Celulose SA, ADR                              824,688             0      824,688
     75,400            0          75,400    Banco Bradesco SA, ADR (b)                          1,817,894             0    1,817,894
     20,300            0          20,300    Banco Itau Holding Financeira SA, ADR (b)             902,132             0      902,132
     1,600             0          1,600     Companhia de Bebidas das Americas-CM, ADR (b)         112,320             0      112,320
     8,000             0          8,000     Companhia de Bebidas das Americas-PR, ADR             560,000             0      560,000
    125,800            0         125,800    Companhia de Concessoes Rodoviarias                 2,315,790             0    2,315,790
     25,400            0          25,400    Companhia de Saneamento Basico do Estado de Sao     1,119,632             0    1,119,632
                                            Paulo, ADR
     98,100            0          98,100    Companhia Energetica de Minas Gerais SA, ADR (b)    2,069,910             0    2,069,910
     37,800            0          37,800    Companhia Siderurgica Nacional SA, ADR (b)          1,955,016             0    1,955,016
     78,700         57,800       136,500    Companhia Vale Do Rio Doce, ADR (b)                 3,506,085     2,574,990    6,081,075
     56,200            0          56,200    Gerdau SA, ADR (b)                                  1,445,464             0    1,445,464
     43,300            0          43,300    Petroleo Brasileiro SA, ADR                         4,619,244             0    4,619,244
    383,000            0         383,000    Sadia SA                                            1,782,965             0    1,782,965
     59,000            0          59,000    Souza Cruz SA                                       1,416,122             0    1,416,122
     41,800            0          41,800    Tractebel Energia SA (a)                              465,672             0      465,672
     31,200         19,300        50,500    Unibanco Uniao de Bancos Brasileiros SA, GDR        3,521,544     2,178,391    5,699,935
     17,600            0          17,600    Usinas Siderurgicals de Minas Gerais SA             1,003,629             0    1,003,629
                                                Total                                          29,438,107     4,753,381   34,191,488
CANADA - 1.4%
       0            32,000        32,000    EnCana Corp.                                                0     1,968,214    1,968,214
       0            30,530        30,530    Potash Corp. of Saskatchewan, Inc.                          0     2,386,800    2,386,800
       0            180,800      180,800    Talisman Energy, Inc.                                       0     3,496,344    3,496,344
                                                Total                                                   0     7,851,358    7,851,358
CHINA - 0.2%
       0           1,056,000    1,056,000   China Oilfield Services Ltd.                                0     1,067,268    1,067,268
CYPRUS - 0.6%
       0            216,800      216,800    Bank of Cyprus Public Co., Ltd                              0     3,654,575    3,654,575
DENMARK - 0.4%
       0            32,300        32,300    Vestas Wind Systems A/S                                     0     2,115,573    2,115,573
EGYPT - 0.3%
       0            27,730        27,730    Orascom Telecom Holding, GDR                                0     1,792,419    1,792,419
FRANCE - 11.5%
     33,000            0          33,000    Air France - KLM (b)                                1,544,928             0    1,544,928
       0            102,577      102,577    AXA                                                         0     4,401,649    4,401,649
     72,100            0          72,100    AXA SA, ADR (b)                                     3,103,184             0    3,103,184
     17,558            0          17,558    BNP Paribas                                         2,099,783             0    2,099,783
     7,300             0          7,300     Casino Guichard-Perrachon SA (b)                      741,017             0      741,017
     13,700            0          13,700    CNP Assurances (b)                                                        0    1,760,594
                                                                                              1,760,594
     18,500            0          18,500    Compagnie de Saint-Gobain                           2,087,494             0    2,087,494
     9,950             0          9,950     Compagnie Generale des Etablissements Michelin      1,398,535             0    1,398,535
     30,525            0          30,525    Credit Agricole SA (b)                              1,247,276             0    1,247,276
     19,600            0          19,600    European Aeronautic Defense and Space Co. (b)         639,848             0      639,848
     35,000            0          35,000    France Telecom SA                                     966,367             0      966,367
     44,900            0          44,900    France Telecom SA, ADR                              1,233,852             0    1,233,852
     7,800             0          7,800     Gecina SA (b)                                       1,309,061             0    1,309,061
     6,900             0          6,900     Imerys SA (a) (b)                                     701,440             0      701,440
     9,500             0          9,500     Klepierre                                           1,619,185             0    1,619,185
     15,500            0          15,500    Lafarge SA                                          2,840,495             0    2,840,495
     19,500            0          19,500    M6 Metropole Television                               636,848             0      636,848
     91,000            0          91,000    PagesJaunes SA                                      1,917,669             0    1,917,669
     12,500            0          12,500    PPR                                                 2,191,920             0    2,191,920
     15,800            0          15,800    PSA Peugeot Citroen                                 1,278,371             0    1,278,371
     12,400            0          12,400    Renault SA                                          2,000,682             0    2,000,682
     61,250            0          61,250    Sanofi-Aventis, ADR                                 2,466,538             0    2,466,538
     25,500            0          25,500    Societe BIC SA                                      1,883,035             0    1,883,035
     15,960            0          15,960    Societe Generale                                    2,970,804             0    2,970,804
     48,000            0          48,000    Suez SA (b)                                         2,760,398             0    2,760,398
       0            26,660        26,660    Technip SA                                                  0     2,199,795    2,199,795
     18,200            0          18,200    Thales SA (b)                                       1,116,362             0    1,116,362
     64,600            0          64,600    Thomson (b)                                         1,235,431             0    1,235,431
       0            53,600        53,600    Tf1 - Tv Francaise                                          0     1,854,182    1,854,182
     62,450            0          62,450    Total Fina Elf SA, ADR                              5,057,201             0    5,057,201
       0            46,040        46,040    Total SA, Class B                                           0     3,737,366    3,737,366
     16,600            0          16,600    Valeo SA                                              894,425             0      894,425
     10,800            0          10,800    Vinci SA (a) (b)                                      810,968             0      810,968
     7,350          70,700        78,050    Vivendi SA                                            317,437     3,039,987    3,357,424
                                                 Total                                         50,831,148    15,232,979   66,064,127
GERMANY - 12.7%
     22,718         17,100        39,818    Allianz AG                                          5,307,067     4,007,114    9,314,181
     10,104            0          10,104    Altana AG (b)                                         244,515             0      244,515
     23,800            0          23,800    BASF AG, ADR (b)                                    3,110,898             0    3,110,898
     28,900            0          28,900    Bayer AG, ADR                                       2,176,170             0    2,176,170
     12,200            0          12,200    Celesio AG                                            795,225             0      795,225
     30,100         45,700        75,800    Commerzbank AG                                      1,436,049     2,190,494    3,626,543
       0            17,100        17,100    Continental AG                                              0     2,412,125    2,412,125
     48,600            0          48,600    DaimlerChryser AG (b)                               4,468,770             0    4,468,770
     28,700            0          28,700    Deutsche Bank AG (b)                                4,154,038             0    4,154,038
     69,540            0          69,540    Deutsche Post AG                                    2,253,215             0    2,253,215
    141,800            0         141,800    Deutsche Telekom AG, ADR (b)                        2,610,538             0    2,610,538
     11,650            0          11,650    Douglas Holding AG                                    761,109             0      761,109
     27,580            0          27,580    E. On AG                                            4,613,402             0    4,613,402
     12,504            0          12,504    Heidelberger Druckmaschinen AG                        604,680             0      604,680
     8,340             0          8,340     Hochteif AG                                           909,798             0      909,798
     8,660             0          8,660     Hypo Real Estate Holding AG                           560,963             0      560,963
       0            20,484        20,484    Linde AG                                                    0     2,471,210    2,471,210
     18,350            0          18,350    MAN AG                                              2,630,121             0    2,630,121
     13,794            0          13,794    Metro AG                                            1,142,577             0    1,142,577
     27,536            0          27,536    RWE AG                                              2,925,968             0    2,925,968
     5,396             0          5,396     Salzgitter AG                                       1,037,791             0    1,037,791
       0            42,000        42,000    SAP AG                                                      0     2,157,862    2,157,862
       0            39,700        39,700    Siemens AG                                                  0     5,711,536    5,711,536
     43,500            0          43,500    Siemens AG, ADR (b)                                 6,223,110             0    6,223,110
       0            76,400        76,400    Symrise AG                                                  0     2,285,120    2,285,120
     18,230            0          18,230    Thyssen Krupp AG                                    1,081,832             0    1,081,932
     15,590            0          15,590    Volkswagen AG                                       2,482,668             0    2,482,668
                                                 Total                                         51,530,604    21,235,461   72,766,065
GREECE - 0.7%
       0            71,520        71,520    EFG Eurobank                                                0     2,340,551    2,340,551
       0            49,900        49,900    Hellenic Telecommunication Organization SA                  0     1,545,013    1,545,013
                                                 Total                                                        3,885,564    3,885,564
HONG KONG - 1.1%
       0           2,379,000    2,379,000   China Properties Group Ltd.                                 0       989,260      989,260
       0            927,200      927,200    Dah Sing Banking Group Ltd.                                 0     2,049,346    2,049,346
       0            444,000      444,000    Li & Fund Ltd.                                              0     1,608,647    1,608,647
       0            157,700      157,700    Sun Hung Kai Properties                                     0     1,900,099    1,900,099
                                                 Total                                                  0     6,547,352    6,547,352
HUNGARY - 3.0%
       0            385,300      385,300    Ablom Group                                                 0     2,165,377    2,165,377
     18,350            0          18,350    Gedeon Richter Nyrt                                 3,690,030             0    3,690,030
    408,300            0         408,300    Magyar Telekom Nyrt                                 2,226,026             0    2,226,026
     19,700            0          19,700    MOL Hungarian Oil and Gas Plc                       2,990,017             0    2,990,017
     99,475            0          99,475    OTP Bank Nyrt                                       5,777,601             0    5,777,601
                                                 Total                                         14,683,674     2,165,377   16,849,051
INDIA - 0.6%
       0            82,000        82,000    Bharti Airtel Ltd.                                          0     1,682,124    1,682,124
       0            80,500        80,500    Satyam Computer Services Ltd., ADR                          0     1,993,180    1,993,180
                                                 Total                                                  0     3,675,304    3,675,304
ITALY - 8.5%
     55,000            0          55,000    Assicurazioni Generali SpA (b)                      2,215,335             0    2,215,335
    602,996            0         602,996    Banca Intesa SpA                                    4,513,187             0    4,513,187
    360,000            0         360,000    Banca Monte dei Paschi di Siena SpA (b)             2,443,527             0    2,443,527
     50,000            0          50,000    Benetton Group SpA                                    875,685             0      875,685
    220,000            0         220,000    Bulgari SpA                                         3,546,322             0    3,546,322
    150,000            0         150,000    Capitalia SpA                                       1,496,244             0    1,496,244
     73,000            0          73,000    Enel SpA, ADR (b)                                   3,920,100             0    3,920,100
     46,000            0          46,000    Fiat SpA                                            1,374,054             0    1,374,054
     73,000            0          73,000    Finmeccanica SpA (b)                                2,255,654             0    2,255,654
       0            114,970      114,970    Geox SpA                                                    0     2,119,197    2,119,197
    100,000            0         100,000    Italcementi SpA (b)                                 3,102,118             0    3,102,118
       0            369,068      369,068    Intesa Sanpaolo                                             0     2,744,685    2,744,685
     81,000            0          81,000    Luxottica Group SpA                                 3,155,146             0    3,155,146
   1,800,000           0        1,800,000   Pirelli & C. SpA (a)                                2,153,617             0    2,153,617
    735,000            0         735,000    Snam Rete Gas SpA                                   4,362,151             0    4,362,151
     51,900            0          51,900    Telecom Italia SpA, ADR (b)                         1,425,174             0    1,425,174
    775,000            0         775,000    Unicredito Italiano SpA                             6,954,389             0    6,954,389
                                                 Total                                         43,792,703     4,863,882   48,656,585
JAPAN - 5.1%
       0            39,400        39,400    Ibiden Co. Ltd.                                             0     2,536,999    2,536,999
       0            109,500      109,500    JSR Corp.                                                   0     2,637,154    2,637,154
       0            105,500      105,500    Mitsubishi Corp.                                            0     2,756,805    2,756,805
       0            110,000      110,000    Mitsubishi Estate Co. Ltd.                                  0     2,981,515    2,981,515
       0              171          171      Mitsubishi UFJ Financial Group, Inc.                        0     1,884,563    1,884,563
       0            50,100        50,100    Nidec Corp.                                                 0     2,939,144    2,939,144
       0              213          213      Sumitomo Mitsui Financial Group, Inc.                       0     1,984,971    1,984,971
       0            405,100      405,100    Taiyo Nippon Sanso Corp.                                    0     3,126,663    3,126,663
       0            246,700      246,700    Tokuyama Corp.                                              0     3,204,599    3,204,599
       0            28,900        28,900    Tokyo Electron Ltd.                                         0     2,129,257    2,129,257
       0            102,200      102,200    United Arrows Ltd.                                          0     1,649,089    1,649,089
       0            40,700        40,700    Yamaha Motor Co.                                            0     1,178,222    1,178,222
                                                 Total                                                  0    29,008,981   29,008,981
LUXEMBOURG - 0.5%
       0            28,300        28,300    Millicom International Cellular SA                          0     2,593,412    2,593,412
MEXICO - 0.9%
       0            73,800        73,800    Cemex S.A. de C.V., ADR                                     0     2,723,220    2,723,220
       0            568,500      568,500    Wal-Mart de Mexico SAB de CV                                0     2,157,495    2,157,495
                                                 Total                                                  0     4,880,715    4,880,715
NETHERLANDS - 1.0%
       0            76,000        76,000    ING Groep N.V.                                              0     3,346,683    3,346,683
       0            48,000        48,000    Koninklijke Numico NV                                       0     2,492,583    2,492,583
                                                 Total                                                  0     5,839,266    5,839,266
NORWAY - 6.3%
       0            42,390        42,390    Aker Kvaerner ASA                                           0     1,067,258    1,067,258
    266,100            0         266,100    DNB NOR ASA                                         3,438,527             0    3,438,527
     20,500            0          20,500    Frontline Ltd. (b)                                    950,788             0      950,788
    171,600            0         171,600    Norsk Hydro ASA (a) (b)                             6,634,752             0    6,634,752
    406,500            0         406,500    Orkla ASA                                           7,720,601             0    7,720,601
    886,000            0         886,000    Pan Fish ASA (a)                                      964,587             0      964,587
    107,300            0         107,300    Statoil ASA                                         3,338,938             0    3,338,938
     85,300            0          85,300    Statoil ASA, ADR (b)                                2,645,153             0    2,645,153
    137,200            0         137,200    Storebrand ASA                                      2,142,823             0    2,142,823
    158,600            0         158,600    Telenor ASA                                         3,113,126             0    3,113,126
    129,800            0         129,800    Yara Internatiional ASA                             3,918,025             0    3,918,025
                                                Total                                          34,867,320     1,067,258   35,934,578
REPUBLIC OF KOREA (SOUTH) -
8.5%
     20,000            0          20,000    Cheil Industries Inc.                                 961,195             0      961,195
     7,200             0          7,200     Daelim Industrial Co., Ltd.                         1,071,602             0    1,071,602
     24,500            0          24,500    Daishin Securities Co.                                792,932             0      792,932
     22,400            0          22,400    Dongbu Insurance Co., Ltd.                            751,637             0      751,637
       0            56,700        56,700    Hana Financial Holdings                                     0     2,755,820    2,755,820
    108,200            0         108,200    Hanjin Heavy Industries & Construction Co., Ltd.    7,682,979             0    7,682,979
                                            (b)
     19,200            0          19,200    Hanjin Shipping Co., Ltd.                             845,852             0      845,852
     9,300             0          9,300     Hyundai Heavy Industries Co., Ltd.                  3,472,966             0    3,472,966
     49,000            0          49,000    Kia Motors Corp. (a)                                  763,760             0      763,760
     9,200             0          9,200     Kookmin Bank, ADR, (a)                                807,024             0      807,024
    124,000            0         124,000    Korea Electric Power Corp., ADR                     2,715,600             0    2,715,600
     49,500            0          49,500    KT Freetel Co., Ltd.                                1,527,034             0    1,527,034
     27,900            0          27,900    LG Electronics Inc.                                 2,307,258             0    2,307,258
     28,219            0          28,219    LG International Corp.                                949,949             0      949,949
     20,800            0          20,800    LG Petrochemical Co., Ltd.                            811,647             0      811,647
     17,500            0          17,500    LS Cable Ltd.                                       1,227,472             0    1,227,472
     25,350            0          25,350    Posco, ADR (a)(b)                                   3,042,000             0    3,042,000
     92,000            0          92,000    Pusan Bank                                          1,329,437             0    1,329,437
     25,600            0          25,600    Samsung Corp. (b)                                   1,255,269             0    1,255,269
     21,500            0          21,500    Samsung Electro-Mechanics Co., Ltd.                 1,177,572             0    1,177,572
     5,750           5,412        11,162    Samsung Electronics Co., Ltd.                       3,522,758     3,306,334    6,829,092
     15,800            0          15,800    Samsung SDI Co., Ltd.                               1,026,141             0    1,026,141
     23,350            0          23,350    Shinhan Financial Group Co., Ltd.                   1,420,436             0    1,420,436
     8,300             0          8,300     Shinhan Financial Group Co., Ltd., ADR (a)          1,016,667             0    1,016,667
     12,800            0          12,800    SK Corp.                                            1,863,506             0    1,863,506
     18,950            0          18,950    SK Telecom Col, Ltd., ADR (b)                         518,282             0      518,282
                                                 Total                                         42,860,975     6,062,154   48,923,129
SINGAPORE - 0.4%
       0            164,000      164,000    United Overseas Bank Ltd.                                   0     2,354,537    2,354,537
SOUTH AFRICA - 4.5%
     18,858            0          18,858    Anglo Platinum Ltd.                                 3,105,893             0    3,105,893
     87,000            0          87,000    Barloworld Ltd.                                     2,425,044             0    2,425,044
    136,500            0         136,500    Bidvest Group Ltd.                                  2,781,181             0    2,781,181
    800,000            0         800,000    FirstRand Ltd.                                      2,558,189             0    2,558,189
    100,100            0         100,100    Gold Fields Ltd., ADR (b)                           1,571,570             0    1,571,570
    177,650            0         177,650    Liberty Group Ltd.                                  2,249,689             0    2,249,689
     57,900            0          57,900    Mittal Steel South Africa Ltd.                      1,043,716             0    1,043,716
    145,000            0         145,000    MTN Group Ltd.                                      1,977,786             0    1,977,786
     56,300            0          56,300    Sasol, ADR                                          2,113,502             0    2,113,502
    168,000            0         168,000    Standard Bank Group Ltd. (a)                        2,336,668             0    2,336,668
    450,000            0         450,000    Steinhoff International Holdings Ltd.               1,541,493             0    1,541,493
    650,000            0         650,000    Woolworths Holdings Ltd.                            1,968,164             0    1,968,164
                                                 Total                                         25,672,895             0   25,672,895
SPAIN - 0.9%
       0            140,500      140,500    Banco Santander Central Hispano, S.A.                       0     2,584,841    2,584,841
       0            110,294      110,294    Enagas                                                      0     2,727,492    2,727,492
                                                 Total                                                  0     5,312,333    5,312,333
SWEDEN - 1.6%
       0            390,100      390,100    Rezidor Hotel Group AB                                      0     3,404,503    3,404,503
       0            155,700      155,700    Sandvik AB                                                  0     3,143,516    3,143,516
       0            153,700      153,700    Tele2 AB, Class B                                           0     2,508,108    2,508,108
                                                 Total                                                  0     9,056,127    9,056,127
SWITZERLAND - 3.0%
       0            144,000      144,000    ABB Ltd.                                                    0     3,240,380    3,240,380
       0            26,500        26,500    Credit Suisse Group                                         0     1,879,491    1,879,491
       0             7,650        7,650     Nestle SA                                                   0     2,905,494    2,905,494
       0            50,600        50,600    Novartis AG                                                 0     2,848,171    2,848,171
       0            28,830        28,830    Phonak Holding AG                                           0     2,590,068    2,590,068
       0            13,510        13,510    Roche Holding AG                                            0     2,396,585    2,396,585
       0            25,800        25,800    UBS AG                                                      0     1,542,299    1,542,299
                                                 Total                                                  0    17,402,488   17,402,488
TAIWAN - 6.2%
       0           1,064,500    1,064,500   Acer Sertek, Inc.                                           0     2,169,485    2,169,485
    720,000            0         720,000    Asia Cement Corp.                                     948,579             0      948,579
   4,092,000           0        4,092,000   China Development Financial Holding Corp.           1,774,204             0    1,774,204
   1,030,672           0        1,030,672   Compal Electronics Inc.                             1,113,274             0    1,113,274
    391,000         627,500     1,018,500   Delta Electronics, Inc.                             1,540,635     2,471,800    4,012,435
   1,443,000           0        1,443,000   First Financial Holding Co., Ltd.                   1,027,390             0    1,027,390
    434,000            0         434,000    Formosa Chemicals & Fibre Corp.                     1,000,949             0    1,000,949
    578,000            0         578,000    Formosa Plastics Corp.                              1,466,719             0    1,466,719
    603,600            0         603,600    Hon Hai Precision Industry Co., Ltd.                5,215,798             0    5,215,798
   1,181,000           0        1,181,000   Hua Nan Financial Holdings Co., Ltd.                  828,274             0      828,274
    500,448            0         500,448    Lite-On Technology Corp.                              644,860             0      644,860
   1,229,000           0        1,229,000   Mega Financial Holding Co., Ltd.                      832,023             0      832,023
    932,000            0         932,000    Nan Ya Plastics Corp.                               2,053,088             0    2,053,088
    800,000            0         800,000    Pou Chen Corp.                                        899,410             0      899,410
    240,000            0         240,000    President Chain Store Corp.                           683,503             0      683,503
    767,000            0         767,000    Quanta Computer Inc.                                1,194,864             0    1,194,864
    806,000            0         806,000    Synnex Technology International Corp.               1,216,382             0    1,216,382
    654,000            0         654,000    Taiwan Cement Corp.                                   758,151             0      758,151
    909,000            0         909,000    Taiwan Mobile Co., Ltd.                             1,113,225             0    1,113,225
   2,470,288           0        2,470,288   Taiwan Semiconductor Manufacturing Co., Ltd.        5,329,014             0    5,329,014
   1,790,000           0        1,790,000   United Microelectronics Corp.                       1,081,102             0    1,081,102
                                                Total                                          30,721,444     4,641,285   35,362,729
TURKEY - 1.2%
    195,000            0         195,000    Akbank TAS                                          1,084,571             0    1,084,571
     13,700            0          13,700    Anadolu Efes Biracilik ve Malt Sanayii AS             548,000             0      548,000
     77,850            0          77,850    Eregli Demir ve Celik Fabrikalari TAS                 474,514             0      474,514
    156,000            0         156,000    Haci Omer Sabanci Holding AS                          778,514             0      778,514
     26,100            0          26,100    Tupras-Turkiye Petrol Rafinerileri AS                 626,400             0      626,400
    115,000            0         115,000    Turkcell Iletisim Hizmetleri AS                       775,429             0      775,429
    197,000            0         197,000    Turkiye Garanti Bankasi AS                          1,103,200             0    1,103,200
    226,000            0         226,000    Turkiye Is Bankasi                                  1,058,971             0    1,058,971
    184,500            0         184,500    Turkiye Vakiflar Bankasi TAO                          475,132             0      475,132
                                                 Total                                          6,924,731             0    6,924,731
UNITED KINGDOM - 8.7%
     29,500            0          29,500    Anglo American Plc, ADR                               865,530             0      865,530
     33,600            0          33,600    AstraZeneca Plc, ADR                                1,796,928             0    1,796,928
     36,400            0          36,400    Aviva Plc                                             543,464             0      543,464
     22,900            0          22,900    Barclays Plc, ADR (b)                               1,277,591             0    1,277,591
     21,900            0          21,900    Bellway Plc                                           554,119             0      554,119
     25,100            0          25,100    BG Group Plc, ADR (b)                               2,052,929             0    2,052,929
     50,750            0          50,750    BHP Billiton Plc                                    1,416,573             0    1,416,573
     8,500             0          8,500     BHP Billiton Plc, ADR (b)                             477,700             0      477,700
       0            381,460      381,460    BP Plc                                                      0     4,595,552    4,595,552
       0            121,300      121,300    Diageo Plc                                                  0     2,519,708    2,519,708
    113,300            0         113,300    Enterprise Inns Plc (a)                             1,567,607             0    1,567,607
     16,000            0          16,000    GlaxoSmithKline Plc, ADR                              837,920             0      837,920
    131,000            0         131,000    Group 4 Securicor Plc                                 556,378             0      556,378
     11,000            0          11,000    Hanson Plc, ADR                                     1,185,800             0    1,185,800
     49,300            0          49,300    HBOS Plc                                              975,645             0      975,645
     30,034            0          30,034    HSBC Holdings Plc, ADR (b)                          2,756,220             0    2,756,220
    239,200            0         239,200    Legal & General Group Plc                             720,991             0      720,991
    209,900            0         209,900    Man Group Plc                                       2,566,952             0    2,566,952
       0            34,500        34,500    Rio Tinto Plc                                               0     2,635,590    2,635,590
     5,275             0          5,275     Rio Tinto Plc, ADR (b)                              1,614,783             0    1,614,783
    112,200         149,757      261,957    Royal Bank of Scotland Group Plc                    1,426,214     1,893,942    3,320,156
     35,500            0          35,500    Royal Dutch Shell Plc, ADR (b)                      2,882,600             0    2,882,600
    119,000            0         119,000    Scottish & Newcastle Plc                            1,530,573             0    1,530,573
       0            46,200        46,200    Shire Plc, ADR                                              0     3,424,806    3,424,806
     27,000            0          27,000    Tomkins Plc                                           140,969             0      140,969
     15,500            0          15,500    Tomkins Plc, ADR                                      321,935             0      321,935
       0            971,819      971,819    Vodafone Group Plc                                          0     3,270,118    3,270,118
     61,512            0          61,512    Vodafone Group Plc, ADR                             2,068,649             0    2,068,649
     47,800            0          47,800    Wolseley Plc                                        1,153,773             0    1,153,773
     18,000            0          18,000    Wolseley Plc, ADR (b)                                 435,240             0      435,240
                                                Total                                          31,727,083    18,339,716   50,066,799
UNITED STATES - 0.7%
       0            53,300        53,300    Amdocs Ltd.                                                 0     2,122,406    2,122,406
       0            21,300        21,300    Transocean Sedco Forex, Inc.                                0     2,257,374    2,257,374
                                                Total                                                   0     4,379,780    4,379,780
                                                TOTAL COMMON STOCKS (IDENTIFIED COST          363,050,684   194,731,145  557,781,829
                                            $418,288,836)
PREFERRED STOCKS - 1.0%
BRAZIL - 0.5%
       0            195,092      195,092    Net Servicos de Comunicacao SA                              0     3,236,363    3,236,363
GERMANY - 0.4%
       0            26,850        26,850    Fresenius AG                                                0     2,044,683    2,044,683
REPUBLIC OF KOREA (SOUTH) -
0.1%
     1,200             0          1,200     Samsung Electronics Co., Ltd.                         561,779             0      561,779
                                                TOTAL PREFERRED STOCKS (IDENTIFIED COST           561,779     5,281,046    5,842,825
                                            $5,008,334)
EXCHANGE TRADED FUND - 0.7%
       0            284,970      284,970    I Shares MSCI Japan                                         0     4,134,915    4,134,915
                                            TOTAL EXCHANGE TRADED FUND (IDENTIFIED COST                 0     4,134,915    4,134,915
                                            $4,191,909)
SHORT TERM INVESTMENTS - 0.6%
MONEY MARKET INVESTMENTS -
0.6%
    722,581            0         722,581    First American Prime Obligations Fund                 722,581             0      722,581
       0           2,628,560    2,628,560   Prime Value Obligations Fund, Institutional                 0     2,628,560    2,628,560
                                            Shares
                                            TOTAL SHORT TERM INVESTMENTS (IDENTIFIED COST         722,581     2,628,560    3,351,141
                                            $3,351,141)
INVESTMENTS PURCHASED WITH
CASH PROCEEDS FROM SECURITIES
LENDING - 11.7%
COMMERCIAL PAPER - 2.6%
   1,850,337           0        1,850,337   Chesham FNC/Chesham LLC, 5.402%, 07/02/07           1,850,337             0    1,850,337
   1,844,080           0        1,844,080   Duke Funding, 5.372%, 07/25/07                      1,844,080             0    1,844,080
   1,851,151           0        1,851,151   Fenway Funding, 5.402%, 07/02/07                    1,851,151             0    1,851,151
   1,844,617           0        1,844,617   KKR Atlantic Funding Trust, 5.365%, 07/23/07        1,844,617             0    1,844,617
    790,550            0         790,550    Laguna ABS Ltd., 5.351%, 07/23/07                     790,550             0      790,550
   1,052,501           0        1,052,501   Laguna ABS Ltd., 5.359%, 08/02/07                   1,052,501             0    1,052,501
   1,581,798           0        1,581,798   Ocala Funding LLC, 5.359%, 07/20/07                 1,581,798             0    1,581,798
    528,900            0         528,900    Park Granada LLC, 5.403%, 07/02/07                    528,900             0      528,900
    793,001            0         793,001    RAMS Funding LLC, 5.332%, 07/02/07                    793,001             0      793,001
   1,055,008           0        1,055,008   RAMS Funding LLC, 5.372%, 07/17/07                  1,055,008             0    1,055,008
    264,294            0         264,294    Valcour Bay Capital Co., LLC, 5.333%, 07/03/07        264,294             0      264,294
   1,713,615           0        1,713,615   Valcour Bay Capital Co., LLC, 5.355%, 07/20/07      1,713,615             0    1,713,615
                                                Total                                          15,169,852             0   15,169,852
REPURCHASE AGREEMENTS - 3.9%
   13,222,509          0        13,222,509  Citigroup Global, 5.425%, Dated 06/29/07, Due      13,222,509             0   13,222,509
                                            07/02/07, (Collateralized by U.S. Government &
                                            Agency Collateralized Mortgage Obligations &
                                            Israel Government Collateralized Mortgage
                                            Obligations, valued at $13,520,008.  Repurchase
                                            proceeds are $13,224,502)
   3,966,753           0        3,966,753   Credit Suisse, 5.425%, Dated 06/29/07, Due          3,966,753             0    3,966,753
                                            07/02/07, (Collateralized by various corporate
                                            bonds, valued at $4,166,113.  Repurchase
                                            proceeds are $3,967,350)
   5,289,004           0        5,289,004   Merrill Lynch, 5.435%, Dated 06/29/07, Due          5,289,004             0    5,289,004
                                            07/02/07, (Collateralized by a Washington Mutual
                                            Collateralized Mortgage Obligation, valued at
                                            $5,554,732.  Repurchase proceeds are $5,289,802)
                                                Total                                          22,478,266             0   22,478,266
MONEY MARKET INVESTMENTS -
5.2%
    311,079            0         311,079    AIM Short-Term Liquid Assets Portfolio -              311,079             0      311,079
                                            Institutional Class
   29,188,633          0        29,188,633  BNY Institutional Cash Reserve Fund                29,188,633             0   29,188,633
     73,021            0          73,021    Prime Obligations Fund                                 73,021             0       73,021
                                                Total                                          29,572,733             0   29,572,733
                                            TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS     67,220,851             0   67,220,851
                                            FROM SECURITIES LENDING (IDENTIFIED COST
                                            $67,220,851)
                                            TOTAL INVESTMENTS - 111.3% (IDENTIFIED COST       431,555,895   206,775,666  638,331,561
                                            $498,061,071)
                                            OTHER ASSETS AND LIABILITIES - (11.3)%           (67,541,568)     2,785,617 (64,755,951)
                                            TOTAL NET ASSETS - 100.0%                         364,014,327   209,561,283  573,575,610

(a) Non Income Producing.

(b) This security or a portion of this security is out on loan at June 30, 2007.


Note: The categories of investments are shown as a percentage of total net assets ($573,575,610) at June 30, 2007.

The following acronym is used throughout this portfolio:
ADR     --American Depository Receipt
GDR     --Global Depository Receipt



Sector                                            % of
                                                   Net
                                                Assets
Financials                                        33.0%
Materials                                         13.3%
Industrials                                       12.8%
Consumer Discretionary                            9.8%
Energy                                            9.0%
Information Technology                            7.9%
Funds                                             5.7%
Consumer Staples                                  5.5%
Telecommunications                                5.4%
Utilities                                         4.7%
Health Care                                       4.0%
TOTAL INVESTMENTS                                111.3%
Other Assets and Liabilities                     (11.3)%
TOTAL NET ASSETS                                 100.0%


FEDERATED INTERCONTINENTAL FUND*
FEDERATED INTERNATIONAL CAPITAL APPRECIATION FUND
PRO FORMA COMBINING STATEMENTS OF ASSETS & LIABILITIES
JUNE 30, 2007 (UNAUDITED)

                                                                                   FEDERATED
                                                                                INTERNATIONAL                       FEDERATED
                                                                                                                      INTER-
                                                               FEDERATED            CAPITAL                         CONTINENTAL
                                                                                                                       FUND
                                                            INTERCONTINENTAL     APPRECIATION       PRO FORMA        PROFORMA
                                                                  FUND               FUND          ADJUSTMENT        COMBINED
ASSETS:
Investments in securities, at value (Including
$65,935,465, $0 and $65,935,465, respectively of
securities loaned)                                              $431,555,895      $206,775,666              $0      $638,331,561
Foreign Currency (cost $452,696, $388,922 and $841,618,
respectively)                                                        455,750           393,171               0           848,921
Cash                                                                  69,521                 0               0            69,521
Receivable for shares sold                                           397,995            28,783               0           426,778
Receivable for investments sold                                    2,434,955         2,404,733               0         4,839,688
Income receivable                                                    760,067           300,938               0         1,061,005
Prepaid expenses                                                      21,163            29,324               0            50,487
     Total assets                                                435,695,346       209,932,615               0       645,627,961
LIABILITIES:
Payable for collateral due to broker for securities loaned        67,220,851                 0               0        67,220,851
Payable for shares redeemed                                          454,582           154,733               0           609,315
Payable for investments purchased                                  3,313,468                 0               0         3,313,468
Payable for investment adviser fee                                   290,365                 0               0           290,365
Payable for shareholder service fees                                  41,008                 0               0            41,008
Payable for administrative personnel and service fees                 31,042                 0               0            31,042
Payable for distribution fees                                        209,986                 0               0           209,986
Accrued expenses                                                     119,717           216,599               0           336,316
     Total liabilities                                            71,681,019           371,332               0        72,052,351
NET ASSETS                                                      $364,014,327      $209,561,283              $0      $573,575,610
NET ASSETS CONSIST OF:
Paid-in capital                                                 $247,873,074      $151,849,169              $0      $399,722,243
Net unrealized appreciation of investments and translation
of assets and liabilities in foreign currency                     97,293,765        43,312,937               0       140,606,702
Accumulated net realized gain on investments and foreign
currency transactions                                             14,739,322        14,004,454               0        28,743,776
Undistributed net investment income                                4,108,166           394,723               0         4,502,889
     Total Net Assets                                           $364,014,327      $209,561,283              $0      $573,575,610
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS
PER SHARE

NET ASSETS
Class A Shares                                                  $364,014,327      $148,983,054              $0      $512,997,381
Class B Shares                                                             0       $20,676,002               0        $20676,002
Class C Shares                                                             0       $39,902,227               0       $39,902,227
SHARES OUTSTANDING
Class A Shares                                                     5,406,634        11,454,571     (9,241,842) (g)     7,619,363
Class B Shares                                                             0         1,678,333     (1,371,248) (g)       307,085
Class C Shares                                                             0         3,241,143     (2,648,506) (g)       592,637
NET ASSET VALUE PER SHARE
Class A Shares                                                        $67.33            $13.01               0            $67.33
Class B Shares                                                             0            $12.32               0          $67.33
Class C Shares                                                             0            $12.31               0            $67.33
OFFERING PRICE PER SHARE
Class A Shares                                                        $71.44 (a)        $13.77 (b)           0            $71.25 (b)
Class B Shares                                                             0            $12.32               0            $67.33
Class C Shares                                                             0            $12.43 (c)           0            $67.33
REDEMPTION PROCEEDS PER SHARE
Class A Shares                                                        $67.33            $12.75 (d)           0            $65.98 (d)
Class B Shares                                                             0            $11.40 (e)           0            $62.28 (e)
Class C Shares                                                             0            $11.94 (f)           0            $65.31 (f)


Investments, at identified cost                                 $334,266,097      $163,794,974              $0      $412,430,342

* Rochdale Atlas Portfolio was reorganized into Federated InterContinental Fund as of the close of business on August 24, 2007. Prior to the reorganization, Federated InterContinental Fund had no investment operations. Federated InterContinental Fund is the successor to Rochdale Atlas Portfolio.
(a)Computation of offering price per share:  100/94.25 of net asset value.
(b)Computation of offering price per share:  100/94.50 of net asset value.
(c)Computation of offering price per share:  100/99 of net asset value.
(d)Computation of redemption price per share:  98/100 of net asset value.
(e)Computation of redemption price per share:  92.50/100 of net asset value
(f)Computation of redemption price per share:  97/100 of net asset value.
(g)Adjustment to reflect share balanced as a result of the combination.




(See Notes to Pro Forma Financial Statements)


FEDERATED INTERCONTINENTAL FUND*
FEDERATED INTERNATIONAL CAPITAL APPRECIATION FUND
PRO FORMA COMBINING STATEMENTS OF OPERATIONS
YEAR ENDED JUNE 30, 2007 (UNAUDITED)

                                                                                            FEDERATED                    FEDERATED
                                                                                          INTERNATIONAL                    INTER-
                                                                           FEDERATED         CAPITAL                    CONTINENTAL
                                                                                                                            FUND
                                                                        INTERCONTINENTAL  APPRECIATION   PRO FORMA       PRO FORMA
                                                                              FUND            FUND       ADJUSTMENT       COMBINED
INVESTMENT INCOME:
Dividends                                                                     $6,516,187     $3,070,063          $0       $9,586,250
Interest                                                                          54,417         79,909           0          134,326
Income from securities lending                                                   107,312              0           0          107,312
TOTAL INVESTMENT INCOME:                                                       6,677,916      3,149,972           0        9,827,888
EXPENSES:
Investment adviser fee                                                         1,538,096      1,236,144   (246,331) (a)    2,527,909
Administrative personnel and services fee                                         96,870        114,649    (11,309) (b)      200,210
Custodian fees                                                                   212,225         52,110    (71,595) (c)      192,740
Transfer and dividend disbursing agent fees and expenses                          32,763        156,264     107,869 (d)      296,896
Directors'/Trustees' fees                                                          5,940          2,944     (5,165) (e)        3,719
Auditing fees                                                                      9,155         12,950     (9,708) (f)       12,397
Legal fees                                                                        22,182          4,418    (21,145) (g)        5,455
Portfolio accounting fees                                                         57,557         35,593    (43,543) (h)       49,607
Distribution services fees - Class A Shares                                      384,524              0   (384,524) (i)            0
Distribution services fees - Class B Shares                                            0         76,526           0           76,526
Distribution services fees - Class C Shares                                            0        139,012           0          139,012
Shareholder services fees - Class A Shares                                       221,763         99,513     238,801 (j)      560,077
Shareholder services fees - Class B Shares                                             0         25,509           0           25,509
Shareholder services fees - Class C Shares                                             0         45,288           0           45,288
Share registration costs                                                          17,264         15,419     (2,099) (k)       30,584
Printing and postage                                                              15,123         21,531     (5,810) (l)       30,844
Insurance premiums                                                                 3,258          2,916     (1,463) (m)        4,711
Taxes                                                                                  0          7,786       7,105 (n)       14,891
Interest expense                                                                      86              2           0               88
Miscellaneous                                                                      4,700          2,192     (4,165) (o)        2,727
     TOTAL EXPENSES                                                            2,621,506      2,050,766   (453,081)        4,219,191
WAIVERS:
Waiver of investment adviser fee                                                       0      (253,670)   (182,647) (p)    (436,317)
Waiver of administrative personnel and services fee                                    0       (21,326)      13,742 (q)      (7,584)
TOTAL WAIVERS                                                                          0      (274,996)   (168,905)        (443,901)
     NET EXPENSES                                                              2,621,506      1,775,770   (621,986)        3,775,290
     NET INVESTMENT INCOME                                                    $4,056,410     $1,374,202    $621,986       $6,052,598
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
Net realized gain on investments and foreign currency transactions            13,788,720     16,978,482           0       30,767,202
Net change in unrealized appreciation of investments and translation
of assets and liabilities in foreign currency                                 36,097,526        342,327           0       36,439,853
     Net realized and unrealized gain on investments and foreign
currency transactions                                                         49,886,246     17,320,809           0       67,207,055
     Change in net assets resulting from operations                          $53,942,656    $18,695,011    $621,986      $73,259,653


* Rochdale Atlas Portfolio was reorganized into Federated InterContinental Fund as of the close of business on August 24, 2007. Prior to the reorganization, Federated InterContinental Fund had no investment operations. Federated InterContinental Fund is the successor to Rochdale Atlas Portfolio.





(See Notes to Pro Forma Financial Statements)


                        FEDERATED INTERCONTINENTAL FUND
               FEDERATED INTERNATIONAL CAPITAL APPRECIATION FUND
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
               FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)




NOTE 1. DESCRIPTION OF THE FUND

Federated InterContinental Fund, a series of Federated Equity Funds, is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. Rochdale Atlas Portfolio (the "Predecessor Fund") was reorganized into Federated InterContinental Fund as of the close of business on August 24, 2007. Prior to the reorganization, the Federated InterContinental Fund had no investment operations. Federated InterContinental Fund is the successor to the Predecessor Fund, which commenced
operations on October 2, 1998.    For the purposes of these Pro Forma Financial
Statements, the financial information covers the period from January 1, 2007 to June 30, 2007. Federated InterContinental Fund consists of five classes of shares: Class A Shares, Class B Shares, Class C Shares, Class K Shares and Institutional Shares.

Federated International Capital Appreciation Fund, a series of Federated World Investment Series, Inc., is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. Federated International Capital Appreciation Fund is a diversified portfolio. Federated International Capital Appreciation Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares.


NOTE 2. BASIS OF COMBINATION

The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations (Pro Forma Financial Statements) reflect the accounts of Federated InterContinental Fund and Federated International Capital Appreciation Fund (individually referred to as the "Fund", or collectively as the "Funds"), for the six months ended June 30, 2007. These statements have been derived from the books and records utilized in calculating daily net asset values at June 30, 2007.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of the Predecessor Fund and Federated International Capital Appreciation Fund which have been incorporated by reference in the Statement of Additional Information. The Funds follow generally accepted accounting principles in the United States of America applicable to management investment companies which are disclosed in the historical financial statements.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of Class A Shares, Class B Shares and Class C Shares of Federated International Capital Appreciation Fund for Class A Shares, Class B Shares and Class C Shares of Federated InterContinental Fund. Under generally accepted accounting principles, Federated InterContinental Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the surviving entity, if necessary. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.

For the six months ended June 30, 2007, the Predecessor Fund for Federated InterContinental Fund and Federated International Capital Appreciation Fund paid investment advisory fees computed at the annual rate of 1.00% and 1.25%, respectively as a percentage of average daily net assets.

All costs with respect to the exchange will be borne by Federated Investors, Inc. and Rochdale Investment Management LLC and their affiliates.



NOTE 3. PORTFOLIO OF INVESTMENTS

The Federated InterContinental Fund had not become effective with the Securities and Exchange Commission as of June 30, 2007. The Portfolio of Investments provided is for the Predecessor Fund of Federated InterContinental Fund as of June 30, 2007.

NOTE 4. PORTFOLIO VALUATION

Market values of each Fund's portfolio securities are determined as follows:

   {circle}for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

   {circle}in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

   {circle}futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Trustees may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;

   {circle}prices for total return swaps are based upon a valuation model incorporating underlying reference indexes, interest rates, yield curves and other market data or factors. Prices for credit default swaps are furnished by an independent pricing service and are based upon a valuation model incorporating default probabilities, recovery rates and other market data or factors. Prices for interest rate swaps are furnished by an independent pricing service incorporating yield curves, swaption volatility and other market data or factors;

   {circle}for investments in other open-end regulated investment companies, based on net asset value (NAV);

   {circle}for fixed-income securities, according to prices as furnished by an independent pricing service, except that fixed-income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost; and

   {circle}for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Prices for fixed-income securities furnished by a pricing service may be based on a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Such prices are generally intended to be indicative of the bid prices currently offered to institutional investors for the securities, except that prices for corporate fixed-income securities traded in the United States are generally intended to be indicative of the mean between such bid prices and asked prices. The Trustees have approved the use of such pricing services. A number of pricing services are available, and the Fund may use various pricing services or discontinue the use of any pricing service.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the Fund values foreign securities using the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation is done by others under the direction of Fund management. An event is considered material if there is both an affirmative expectation that the security's value will change in response to the event and a reasonable basis for quantifying the resulting change in value.

NOTE 5. SHARES OF BENEFICIAL INTEREST



The Pro Forma Class A Shares, Class B Shares and Class C Shares net asset value per share assumes the issuance of 2,212,729 Class A Shares, 307,085 Class B Shares and 592,637 of Federated InterContinental Fund in exchange for 11,454,571 Class A Shares, 1,678,333 Class B Shares and 3,241,143 Class C Shares of Federated International Capital Appreciation Fund which would have been outstanding at June 30, 2007 in connection with the proposed reorganization, assuming the two Funds had been combined as of such date. At June 30, 2007, Federated InterContinental Fund - Pro Forma Combined would have had shares outstanding of 7,619,363 for Class A Shares, 307,085 for Class B Shares and 592,637 for Class C Shares had the proposed reorganization taken place on that date.





NOTE 6. FEDERAL INCOME TAXES

Each Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the acquisition, Federated InterContinental Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

The identified cost of investments for the funds is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined fund.

NOTE 7. PRO FORMA ADJUSTMENTS

(a) Federated Global Investment Management Corp. is the Funds' investment adviser (the "Adviser"). The advisory agreement between Federated InterContinental Fund and the Adviser provides for an annual fee equal to 1.00% of the Fund's average daily net assets. The advisory agreement between Federated International Capital Appreciation Fund and the Adviser provides for an annual fee equal to 1.25% of the Fund's average daily net assets. An adjustment to the combined investment adviser fee reflects the fee structure of Federated InterContinental Fund on the average daily net assets of Federated InterContinental Fund Pro Forma Combined.

(b) Federated Administrative Services (FAS), under the Administrative Services Agreement, provides Federated InterContinental Fund with certain administrative personnel and services necessary to operate the Fund. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds. The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. As of June 30, 2007, U.S. Bancorp Fund Services LLC provided administrative services to the Predecessor Fund of Federated InterContinental Fund. An adjustment to the combined administrative personnel and services fee reflects the fee structure of the Federated Funds on the average daily net assets of Federated InterContinental Fund Pro Forma Combined.

(c) Adjustment to reflect custodian fees based upon the current expense structure for the Federated InterContinental Pro Forma Combined Fund and resulting from the combining of two Funds into one.

(d) Adjustment to reflect transfer and dividend disbursing agent fees and expenses based upon the current expense structure for the Federated InterContinental Pro Forma Combined Fund and resulting from combining two Funds into one.

(e) Adjustment to reflect directors'/trustees' fees based upon the current expense structure for the Federated InterContinental Pro Forma Combined Fund and resulting from combining two Funds into one.

(f) Adjustment to reflect auditing fees based upon the current expense structure for the Federated InterContinental Pro Forma Combined Fund and resulting from combining two Funds into one.

(g) Adjustment to reflect legal fees based upon the current expense structure for the Federated InterContinental Pro Forma Combined Fund and resulting from combining two Funds into one.

(h) Adjustment to reflect portfolio accounting fees based upon the current expense structure for the Federated InterContinental Pro Forma Combined Fund and resulting from combining two Funds into one..

(i) The Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of each Fund's Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that each Fund may incur distribution expenses annually of 0.25%, 0.75% and 0.75% for Class A Shares, Class B Shares and Class C Shares, respectively, based on each Classes average daily net assets to compensate FSC. An adjustment to the combined distribution services fee reflects Federated InterContinental Fund Pro Forma Combined Class A Shares do not intend to incur a distribution service fee.

(j) Under the terms of a Shareholder Services Agreement, Federated InterContinental Fund may pay fees up to 0.25% of the average daily net assets of Fund's Class A Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC). Adjustment is to apply the expense structure of Federated InterContinental Fund to the average daily net assets of Federated InterContinental Fund Pro Forma Combined.

(k) Adjustment to share registration costs based upon the current expense structure for the Federated InterContinental Pro Forma Combined Fund and resulting from combining two Funds into one.

(l) Adjustment to printing and postage based upon the current expense structure for the Federated InterContinental Pro Forma Combined Fund and resulting from combining two Funds into one.

(m) Adjustment to insurance premiums based upon the current expense structure for the Federated InterContinental Pro Forma Combined Fund and resulting from combining two Funds into one.

(n) Adjustment to taxes based upon the current expense structure for the Federated InterContinental Pro Forma Combined Fund and resulting from combining two Funds into one.

(o) Adjustment to miscellaneous expense based upon the current expense structure for the Federated InterContinental Pro Forma Combined Fund and resulting from combining two Funds into one.

(p) Under the investment advisory contract, the Adviser is obligated to waive all or a portion of its management fee which it is otherwise entitled to receive, and/or reimburse other operating expenses (excluding interest, taxes and brokerage commissions), in order to limit the aggregate annual operating expenses for the Fund's Class A Shares to no more than 1.70% of its daily net assets. Any waivers or reduction of expenses by the administrator and/or the distributor that reduce such expenses may have the effect of reducing the amount to be waived or reimbursed by the Adviser pursuant to the contractual commitment. This commitment will expire on August 24, 2009. In addition, the Adviser expects to voluntarily waive a portion of its management fee. This voluntary waiver can be terminated at any time. Adjustment reflects the contractual waiver of investment adviser fee and any other voluntary waiver, if applicable.

(q) Adjustment to reflect the anticipated voluntary waiver of administrative personnel and services fees for the Federated InterContinental Pro Forma Combined Fund.






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